================================================================================

                                       RBB
                             FAMILY OF MUTUAL FUNDS
                         A TRADITION OF BUILDING WEALTH

                                 [LOGO OMITTED]


                         GOVERNMENT SECURITIES PORTFOLIO
                                   (RBB CLASS)




                                   PROSPECTUS
                                December 29, 1998

================================================================================

                                  THE RBB CLASS
                              OF THE RBB FUND, INC.

     This Prospectus offers one class of shares in the Government Securities Portfolio of The RBB Fund, Inc. (the "Fund"). The investment objective of this portfolio is as follows:

     GOVERNMENT SECURITIES PORTFOLIO--to provide the highest level of current income consistent with liquidity and a low risk to principal from a portfolio of U.S. Government obligations. It seeks to achieve such objective by investing in obligations issued or guaranteed by the U.S. Treasury or other agencies or instrumentalities of the U.S. Government.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of
Additional  Information,  dated  December  29,  1998,  has been  filed  with the
Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov).



--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------

     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988 and is currently operating or proposing to operate seventeen separate investment portfolios. The class (the "RBB Class" or the "Class") of shares (the "RBB Shares" or "Shares") offered by this Prospectus represents interests in the Government Securities Portfolio (the "Portfolio").

FUND MANAGEMENT

     BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PFPCTrust Company, serves as the investment adviser to the Portfolio. PNC Bank serves as the custodian to the Fund. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds.

     PFPC Inc. ("PFPC") serves as the administrator and transfer and dividend disbursing agent to the Fund.

THE DISTRIBUTOR

     Provident Distributors, Inc. (the "Distributor"), serves as the Fund's distributor.

INVESTMENT PORTFOLIO

     The investment objective of the Government Securities Portfolio is to provide the highest level of current income consistent with liquidity and a low risk to principal from a portfolio of U.S. Government obligations. It seeks to achieve this objective by investing in obligations issued or guaranteed by the U.S. Treasury or other agencies or instrumentalities of the U.S. Government.

EXPENSE TABLE

     The Fee Table below contains a summary of annual operating expenses incurred by the RBB Shares of the Portfolio (after fee waivers and expense reimbursements) for the fiscal year ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
     (as percentage of offering price) .........................  4.75%

ANNUAL FUND OPERATING EXPENSES (RBB CLASS)
     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees (after waivers)(1) .............................     0%
12b-1 Fees .....................................................   .40%
Other Expenses (after waivers)(1) ..............................   .30%
                                                                  ----
Total Fund Operating Expenses (after waivers)(1) ...............   .70%
                                                                  ====

(1) Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly. Before expense reimbursements and waivers for the Portfolio, Management Fees would be .40%, Other Expenses would be .91%, and Total Fund Operating Expenses would be 1.71%.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in the Portfolio, assuming (1) a 5% annual return, and (2) redemption at the end of each time period:

                                   ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
                                   --------  -----------  ----------  ---------
Government Securities ...........     $7*       $22*         $39*        $87*

*Reflects the imposition of the maximum sales charge at the beginning of the period.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders of the Portfolio may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that a holder of RBB Shares in the Portfolio will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees (if any) will not vary from the figure reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Portfolio. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors. The expense figures are based on actual costs and fees charged to the Portfolio.

OFFERING PRICE

     RBB Shares will be offered to the public at the next determined net asset value after receipt by PFPC, the Fund's transfer agent, of an order plus a maximum sales charge of 4.75% of the offering price on single purchases of less than $100,000. The sales charge is reduced on a graduated scale on single purchases of $100,000 or more.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

     The minimum initial investment for RBB Shares is $1,000. Subsequent investments must be $100 or more. See "How to Purchase Shares."

REDEMPTION

     Shares may be redeemed at any time at their net asset value next determined after receipt by PFPC of a redemption request. The Fund reserves the right, upon 30 days written notice, to redeem an account consisting of RBB Shares if the net asset value of the investor's Shares in that account falls below $500 and is not increased to at least such amount within such 30-day period. See "How to Redeem Shares--Involuntary Redemption."

CERTAIN FACTORS TO CONSIDER

     An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objective and Policies." As with other mutual funds, there can be no assurance that the Portfolio will achieve its objective. The Portfolio, to the extent set forth under "Investment Objective and Policies," engages in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments, the lending of portfolio securities and engaging in options and futures transactions. All of these transactions involving certain special risks, as set forth under "Investment Objective and Policies." Investment methods described in this Prospectus are among those which the Portfolio has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

SHAREHOLDER INQUIRIES

     Any questions or communications regarding a shareholder account should be directed to PFPC, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 430-9618.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain information concerning the investment results of the RBB Class of the Government Securities Portfolio for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998 are part of the Fund's financial statements for the Portfolio, which are incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for the Portfolio for the periods ending August 31, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. Further information about the performance of the Portfolio is available in the Annual Report to Shareholders. The financial data should be read in conjunction with the financial statements and notes thereto. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on Page 1 of this Prospectus.

                                  THE RBB CLASS
                         GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS(e)
     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                            FOR THE      FOR THE     FOR THE      FOR THE      FOR THE      FOR THE
                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                          AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                                             1998         1997         1996         1995         1994         1993
                                          ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period ....  $  8.87      $  9.04      $  9.54      $  9.69       $ 10.73      $ 10.46
                                           -------      -------      -------      -------       -------      -------
Income from investment operations:
  Net investment income .................   0.5562       0.8744       0.5220       0.5819        0.5931       0.7080
  Net gains (losses) on securities
    (both realized and unrealized) ......   0.3565       0.1346      (0.2540)      0.0361       (0.8651)      0.3300
                                           -------      -------      -------      -------       -------      -------
    Total from investment operations ....   0.9127       1.0090       0.2680       0.6180       (0.2720)      1.0380
                                           -------      -------      -------      -------       -------      -------
Less distributions
  Dividends (from net investment income) . (0.5562)     (0.8744)     (0.5220)     (0.5819)      (0.5901)     (0.7080)
  Distributions (from excess of net
    investment income) ...................      --           --           --           --       (0.0235)          --
  Return of capital ...................... (0.3565)     (0.3046)     (0.2460)     (0.1861)      (0.1544)     (0.0600)
                                           -------      -------      -------      -------       -------      -------
    Total distributions .................. (0.9127)     (1.1790)     (0.7680)     (0.7680)      (0.7680)     (0.7680)
                                           -------      -------      -------      -------       -------      -------
Net asset value, end of period ........... $  8.87      $  8.87      $  9.04      $  9.54       $  9.69      $ 10.73
                                           =======      =======      =======      =======       =======      =======

Total return ............................. 6.48%(d)     9.39%(d)     2.75%(d)     6.72%(d)    (2.60%)(d)    10.36%(d)
Ratios/Supplemental Data
  Net assets, end of period (000) ........ $ 5,901      $ 6,737      $ 8,785      $10,514       $54,938      $36,296
  Ratios of expenses to average
    net assets ........................... 0.70%(a)     0.70%(a)      .70%(a)      .72%(a)       .64%(a)      .66%(a)
  Ratios of net investment income to
    average net assets ...................   6.16%        6.18%        6.05%        6.59%         5.86%        6.70%
  Portfolio turnover rate ................      5%          26%          77%          86%           65%          47%

                                                            FOR THE PERIOD
                                                            AUGUST 1, 1991
                                              FOR THE       (COMMENCEMENT
                                             YEAR ENDED    OF OPERATIONS) TO
                                             AUGUST 31,       AUGUST 31,
                                                1992             1991
                                             ----------   -----------------
Net asset value, beginning of period ....      $ 10.12         $ 10.00
                                               -------         -------
Income from investment operations:
  Net investment income .................       0.8002          0.0737
  Net gains (losses) on securities
    (both realized and unrealized) ......       0.3408          0.1213
                                               -------         -------
    Total from investment operations ....       1.1410          0.1950
                                               -------         -------
Less distributions
  Dividends (from net investment income) .     (0.8010)        (0.0750)
  Distributions (from excess of net
    investment income) ...................          --              --
  Return of capital ......................          --              --
                                               -------         -------
    Total distributions ..................     (0.8010)        (0.0750)
                                               -------         -------
Net asset value, end of period ...........     $ 10.46         $ 10.12
                                               =======         =======

Total return .............................    11.73%(d)        1.95%(c)(d)
Ratios/Supplemental Data
  Net assets, end of period (000) ........     $25,604         $28,225
  Ratios of expenses to average
    net assets ...........................      .83%(a)        1.10%(a)(b)
  Ratios of net investment income to
    average net assets ...................       7.81%         8.50%(b)
  Portfolio turnover rate ................         21%            3%(c)

(a) Without the waiver of advisory, administration and custody fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Securities Portfolio would have been 1.71%, 2.15%, 2.05%, 1.22%, 1.10%, 1.22% and 1.22% for the years ended
     August 31, 1998, 1997, 1996, 1995, 1994, 1993 and 1992,  respectively,  and
     1.28% annualized for the period ended August 31, 1991.

(b)  Annualized.

(c)  Not annualized.

(d)  Sales load not reflected in total return.

(e) Financial Highlights relate solely to the RBB Class of Shares within the portfolio.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

                         GOVERNMENT SECURITIES PORTFOLIO

     The objective of the Government Securities Portfolio is to provide the highest level of current income consistent with liquidity and a low risk to principal from a portfolio of U.S. Government obligations. It seeks to achieve such objective by investing in obligations issued or guaranteed by the U.S. Treasury or other agencies or instrumentalities of the U.S. Government. There is no assurance that the investment objective of the Portfolio will be achieved.

     U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase U.S. Government agency and instrumentality obligations, which are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

     During ordinary market conditions, at least 90% of the Portfolio's net assets will be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. The Portfolio will at all times invest at least 65% of its assets in such obligations, not including options and futures on such obligations. The Portfolio's investment adviser may adjust the average maturity of the Portfolio from time to time depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the Portfolio may be relatively short (under one year to five years, for example) and at other times may be relatively long (more than 10 years, for example). The obligations in which the Portfolio invests may not yield as high a level of current income as lower grade obligations.

     HEDGING INVESTMENTS. At such times as the Portfolio's investment adviser deems it appropriate and consistent with the investment objective of the Portfolio, the Portfolio may write covered call options on U.S. Government obligations which are traded on a national securities exchange. The Portfolio may also purchase and sell (i) options on U.S. Government obligations, (ii) interest rate futures contracts, and (iii) options on interest rate futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Portfolio caused by fluctuating interest rates, and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Options and futures contracts are discussed below.

     OPTIONS. The Portfolio may purchase options issued by the Options Clearing Corporation on U.S. Treasury bonds, notes and bills. Such options give the Portfolio the right for a fixed period of time to sell (in the case of the purchase of a put option) or to buy (in the case of the purchase of a call option) the number of units of the underlying obligation covered by the option at a fixed or determinable exercise price. Buying a put hedges against the risk of rising interest rates. Buying a call hedges against a market advance when the Portfolio is not fully invested. Prior to its expiration, a put or call option may be sold in a closing sale transaction. Gain or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

     The Portfolio also may write (sell) put or call options but only if such options are covered, and such options remain covered so long as the Portfolio is obligated as a writer of the option (seller). A call option is "covered" if the Portfolio owns the underlying security covered by the call. A put option is "covered" if the Portfolio maintains in a segregated account with its custodian liquid assets with a value equal to the exercise price. If a "covered" call or put option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call is exercised, the writer realizes a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. If the covered put is exercised, the writer's cost of purchasing the underlying security is reduced by the amount of the premium. Prior to its expiration, a put or call option may be purchased in a closing sale transaction and gain or loss from the sale will depend on whether the amount paid is more or less than the premium received for the option plus the related transaction costs.

     Options are subject to certain risks, including the risk of imperfect correlation between the option and the Portfolio's other investments and the risk that there might not be a liquid secondary market for the option. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

     FUTURES CONTRACTS. As noted above, the Portfolio may invest in financial futures contracts. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Portfolio's investment adviser when hedge positions were established.

     OPTIONS ON FUTURES. The Portfolio may purchase and write call and put options on futures contracts which are traded on a U.S. exchange or board of exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Portfolio may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Portfolio is not fully invested.

     There is no assurance that the Portfolio will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be imperfect correlations (or no correlations) between movements in the prices of the futures contracts and of the debt securities being hedged, or price distortions due to market conditions in the futures markets. Such imperfect correlations could have an impact on the Portfolio's ability to effectively hedge its securities.

     The Portfolio will not enter into financial futures contracts or related options contracts (valued at market value) if, immediately thereafter, more than 50% of the value of the Portfolio's total assets would be so hedged. The 50% investment restriction is not a fundamental policy of the Portfolio and may be changed without a shareholder vote by the Board of Directors. Restrictions imposed by the Internal Revenue Code may also limit the Portfolio's ability to engage in hedging transactions.

     The Portfolio intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolio from registration as a "commodity pool operator."

     SHORT SALES. The Portfolio may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolio may make short sales as a form of hedging to offset potential declines in long positions in similar securities. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a portfolio forgoes an opportunity for capital appreciation in the security.

     WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset when the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     LENDING OF PORTFOLIO SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks.

     PORTFOLIO TURNOVER. The Portfolio will actively use trading to benefit from yield disparities among different issues of U.S. Government securities or otherwise to achieve its investment objective and policies. The Portfolio, therefore, may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gains taxable as ordinary income than might be expected from portfolios which invest substantially all of their funds on a long-term basis, and correspondingly larger mark-up charges can be expected to be borne by the Portfolio. The Portfolio anticipates that the annual turnover in the Portfolio will not be in excess of 200%. A 200% turnover rate is greater than that of many other investment companies.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objective and Policies--Illiquid Securities" in the Statement of Additional Information.

     The Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without the affirmative vote of the holders of a majority of outstanding Shares of the Fund representing interests in the Portfolio.

YEAR 2000
--------------------------------------------------------------------------------

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Portfolio may not change the following investment limitations (with certain exceptions, as noted below) without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objective and Policies.")

     The Portfolio may not:

         1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such limitations.

         2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio, or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         3. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Portfolio to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. Government obligations. (In determining whether the Portfolio has complied with this limitation, the value of options and futures will not be taken into account.)

         4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of the Fund and the Portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. The RBB Family Class represents interests in the Government Securities Portfolio.

INVESTMENT ADVISER

     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     As adviser to the Portfolio, BIMC is responsible for overall management of the Portfolio, and is responsible for all purchases and sales of portfolio securities for the Portfolio.

     Robert J. Morgan is responsible for the day-to-day portfolio management of the Portfolio. Mr. Morgan is Assistant Vice President with BIMC, where he has been employed since 1988. Previously, he was a Portfolio Manager with CoreStates Financial Corp.

     For the services provided and expenses assumed by it, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .40% of first $250 million of net assets;
 .35% of next $250 million of net assets; and .30% of net assets in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio. In addition, BIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreements with the Fund relating to the Portfolio. Any such arrangement would have no effect on the advisory fees payable by the Portfolio to BIMC.

     For the fiscal year ended August 31, 1998, BIMC waived all investment advisory fees payable to it with respect to the Portfolio.

ADMINISTRATOR

     PFPC serves as administrator to the Portfolio. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp. PFPC generally assists the Portfolio in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at an annual rate of .10% of the Portfolio's average daily net assets. For the fiscal year ended August 31, 1998, PFPC waived all administration fees payable to it with respect to the portfolio. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      THE RBB CLASS NEW ACCOUNT APPLICATION
 Mail completed application to: PFPC - Attention: The RBB Class, P.O. Box 8950,
                              Wilmington, DE 19899



========================================================================================================
1                  ---------------------------------------------------------     [ ] Individual
                   PLEASE PRINT
Registration
                   ---------------------------------------------------------     [ ] Joint Tenant
                   Owner

                                                                                 [ ] Custodian
                   ---------------------------------------------------------
                   Co-owner*, minor, trust
                                                                                 [ ] UGMA_____(state)

                   ---------------------------------------------------------
                   Street Address                                                [ ] Trust


                   ---------------------------------------------------------     [ ] Corporation
                   City                  State             Zip Code

                                                                                 [ ] Other____________
                   ---------------------------------------------------------
                   *For joint registration, both must sign. The registration
                   will be as joint tenants with the right of survivorship
                   and not as tenants in common, unless otherwise stated.

--------------------------------------------------------------------------------------------------------

2                  Enclosed is my check for $_________ (minimum of $1,000 per portfolio) made payable to
Investments        "The RBB Class" GOVERNMENT SECURITIES PORTFOLIO $_________________.
                   My account being established with this application qualifies for a reduced sales charge with one of the following privileges:


                    [ ] RIGHT OF ACCUMULATION - I agree for Right of Accumulation reduced sales charges based on the following accounts in the RBB Class

                   ------------------------------         --------------------------------
                             Portfolio                              Account No.

                    [ ] LETTER OF INTENT - I agree to the Letter of Intent provisions in the prospectus.
                        I plan to invest during a 13-month period a dollar amount of at least $________.
                        ($100,000 minimum)

========================================================================================================

========================================================================================================
3                  Under penalties of perjury, I certify with my signature below that the number shown
Taxpayer           in this section of the application is my correct taxpayer identification number and
Identification     that I am not subject to backup withholdings as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

                   If you are subject to backup withholding, check the box in front of the following statement.

               [ ] The Internal Revenue Service has notified me that I am subject to backup withholding.



                   ------------------------------   or   --------------------------------  or
                     (Owner's Social Security #)               (Tax Identification #)



                   ------------------------------
                     (Minor's Social Security #)

--------------------------------------------------------------------------------------------------------

4                  A. DIVIDEND ELECTION
Options            Unless you elect otherwise, all dividends and capital gains distributions will be automatically reinvested in additional shares. If you prefer to be paid in cash each month check the appropriate box below. Pay all:

                      [ ] dividends and capital gains in cash.

                      [ ] dividends in cash and reinvest capital gains.

                      [ ] capital gains in cash and reinvest dividends.

                      [ ] I request the above distributions be sent to the special payee whose address is specified in Section B below.

--------------------------------------------------------------------------------------------------------

B. SYSTEMATIC WITHDRAWAL

Systematic withdrawal plan minimum account of $10,000 in shares at the current offering price. Minimum withdrawal $100. Each withdrawal redemption will be processed about the 25th of the month and mailed as soon as possible thereafter. SHAREHOLDERS HOLDING SHARE CERTIFICATES ARE NOT ELIGIBLE FOR THE
SYSTEMATIC WITHDRAWAL PLAN BECAUSE SHARE CERTIFICATES MUST ACCOMPANY ALL WITHDRAWAL REQUESTS.

Start (month) __________________________________  $(amount)____________________________

 [ ]  Monthly          [ ] Quarterly             [ ] Semi-annually            [ ] Annually


Provide the following information only if distribution or withdrawal checks are to be payable to a person or organization different than as registered.

   Name of Bank or Individual: ________________________________________________________
   Bank Account # (if applicable)______________________________________________________
   Street_______________________________City_________________State________Zip__________


C. AUTOMATIC INVESTING

This program provides for investments to be made automatically, by authorizing PFPC to withdraw funds from your bank account. An initial minimum investment of $1,000, and subsequent investment of at least
$100 are required. The program requires additional information so that PFPC may contact your bank to make sure the arrangement is properly established. This may not be used with a Systematic Withdrawal
Program.

   [ ] Check here and the proper form will be sent to you.

========================================================================================================
5                  Citizenship:    [ ] U.S.   [ ] Other________________________
Signatures         Please provide Phone Number (___)________________
                   Sign below exactly as printed in Registration.
                   I(we) am (are) of legal age and have read the prospectus. I(we) hereby certify that each of the persons listed below has been duly elected, and is now legally holding the office set below his name and has the authority to make this authorization.
                   Please print titles below if signing on behalf of a business or trust.

                   NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU
                   ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL
                   INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL REVENUE SERVICE DOES NOT
                   REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATION
                   REQUIRED TO AUDIT BACKUP WITHHOLDING.

                   -------------------------------------------------------------
                                            Signature

                   -------------------------------------------------------------
                   (President, Trustee, General Partner or Agent)

                   -------------------------------------------------------------
                                            Signature

                   -------------------------------------------------------------
                   (Co-owner, Secretary of Corporation, Co-trustee, etc.)

--------------------------------------------------------------------------------------------------------

6                  MUST BE COMPLETED BY DEALER
Investment Dealer
                   -------------------------------------------------------------
                   Firm Name

                   -------------------------------------------------------------
                   Branch Street Address

                   -------------------------------------------------------------
                   Representative's Signature

                   -------------------------------------------------------------
                   Representative's name (print)

                   -------------------------------------------------------------
                   Representative Number

                   -------------------------------------------------------------
                   Date

========================================================================================================

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Portfolio. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania, acts as Distributor for the Portfolio pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

EXPENSES

     The expenses of the Portfolio are deducted from its total income before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The RBB Class of the Fund pays its own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the RBB Class or if it receives different services.

     The investment adviser may assume additional expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing the Portfolio's expense ratio and of decreasing yield to investors.

     For the Fund's fiscal year ended August 31, 1998, the Fund's total expenses were 1.71% of the average daily net assets of the RBB Class of the Portfolio (not taking into account waivers and reimbursements of 1.01%).

PORTFOLIO TRANSACTIONS

     The Portfolio's adviser may consider a number of factors in determining which brokers to use in purchasing or selling the Portfolio's securities. These factors, which are more fully discussed in the Statement of Additional
Information,   include,   but  are  not  limited  to,  research  services,   the
reasonableness of commissions and quality of services and execution. Transactions for the Portfolio may be effected through Authorized Dealers, subject to the requirements of best execution. The Portfolio may enter into brokerage transactions with and pay brokerage commissions to brokers that are affiliated persons (as such term is defined in the 1940 Act) provided that the terms of the brokerage transactions comply with the provisions of the 1940 Act.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

     The Board of Directors of the Fund approved and adopted the Distribution Agreement and a Plan of Distribution for the Portfolio (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. The actual amount of such compensation under the Plan is agreed upon by the Fund's Board of Directors and by the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .40% of the average daily net assets of the Class on an annualized basis in any year. Such compensation may be increased, up to the amount permitted in the Plan, with the approval of the Fund's Board of Directors. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the Distributor has agreed to waive its fee with respect to the

Class on any day to the extent necessary to ensure that the fee required to be accrued by the Class does not exceed the income of the Class on such day. In addition, the Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee.

     Under the dealer agreements in effect with respect to the Class, the Distributor may reallocate up to all of the compensation it receives for its services under the Distribution Agreement and the Plan to Authorized Dealers, based upon the aggregate investment amounts maintained by customers of such Authorized Dealers in the Portfolio. The Distributor may also reimburse Authorized Dealers for other expenses incurred in the promotion of the sale of Fund Shares. The Distributor and/or Authorized Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Portfolio as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Fund the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

     Shares representing interests in the Portfolio are offered continuously for sale by the Distributor and may be purchased through Authorized Dealers. Shares representing interests in the Portfolio may be purchased initially by completing the application included in this Prospectus and forwarding the application, through the designated Authorized Dealer, to the Fund's transfer agent, PFPC. Subsequent purchases of Shares may be effected through an Authorized Dealer or by mailing a check or Federal Reserve Draft, payable to the order of "The RBB Class" to The RBB Class, c/o PFPC, P.O. Box 8916, Wilmington, Delaware 19899. The name of the Portfolio for which Shares are being purchased must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Portfolio must be at least $1,000 and subsequent investments must be at least $100. The Fund reserves the right to reject any purchase order.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on Saturday or Sunday. Shares are offered at the next determined net asset value per share, plus a sales load as described below.

     The price paid for Shares purchased is based on the net asset value next computed (plus a sales charge, if no sales charge has been previously imposed with respect to such Shares) after a purchase order is received in good order by the Fund's transfer agent. Such price will be the net asset value next computed (plus any applicable sales charge) after an order is received by an Authorized Dealer provided such order is transmitted to and received by the Fund's transfer agent prior to its close of business on such day. It is the responsibility of Authorized Dealers to transmit orders received by them to the Fund's transfer agent so they will be received prior to such time. On any Business Day, orders received by the Fund's transfer agent from an Authorized Dealer after its close of business are priced at the net asset value next determined (plus any applicable sales charge) on the following Business Day. Orders of less than $500 are mailed by an Authorized Dealer. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value (plus any applicable sales charge) next determined after the Fund's transfer agent receives the order and Federal Funds are available to the Fund, which is generally two Business Days after a purchase order is received.

     Shareholders whose shares are held in the street name account of an Authorized Dealer and who desire to transfer such shares to the street name account of another Authorized Dealer should contact their current Authorized Dealer.

     SALES CHARGES--GENERAL. The following table shows sales charges generally applicable to Shares at various investment levels. Sales charges are reduced on a graduated scale on single purchases of Shares of $100,000 or more. Sales charges are imposed regardless of whether Shares are purchased through Authorized Dealers or by direct investment. During special promotions, as much as the entire sales load may be reallowed to Authorized Dealers, and at such times such Authorized Dealers may, by virtue of such reallowance, be deemed to be "underwriters" under the 1933 Act.

                                                          SALES            SALES         REALLOWANCE
                                                        CHARGE AS        CHARGE AS      TO AUTHORIZED
                                                       PERCENTAGE       PERCENTAGE       DEALERS (AS
                                                         OF NET         OF OFFERING     % OF OFFERING
      AMOUNT OF TRANSACTION AT OFFERING PRICE          ASSET VALUE        PRICE            PRICE)
--------------------------------------------------     -----------      -----------     -------------
Less than $100,000 ...............................        4.99%            4.75%            4.25%
$100,000 but less than $250,000 ..................        4.17             4.00             3.50
$250,000 but less than $500,000 ..................        3.09             3.00             2.50
$500,000 but less than $1,000,000 ................        2.04             2.00             1.60
$1,000,000 but less than $2,000,000 ..............        1.01             1.00              .80
$2,000,000 but less than $4,000,000 ..............          50              .50              .40
$4,000,000 and above .............................         -0-              -0-              -0-

     The foregoing schedule of sales charges applies to purchases of Shares made at any one time by the following: (a) any individual; (b) any individual, his or her spouse, and their children under the age of 21; (c) a trustee or fiduciary of a single trust estate or single fiduciary account; or (d) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

     The foregoing schedule applies to single purchases and to purchases made under a Letter of Intent or pursuant to the Right of Accumulation, both of which are described below.

     RIGHT OF ACCUMULATION. Under the Right of Accumulation, the current value of an investor's existing Shares may be combined with the amount of the investor's current purchase of Shares in determining the sales charge. IN ORDER TO RECEIVE THE CUMULATIVE QUANTITY REDUCTION, PREVIOUS PURCHASES OF SHARES MUST BE CALLED TO THE ATTENTION OF THE FUND'S TRANSFER AGENT AT THE TIME OF THE CURRENT PURCHASE.

     LETTER OF INTENT. An investor may qualify for a reduced sales charge on a purchase of Shares immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest in Shares during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, the Fund's transfer agent will hold Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the dif-ference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time.

     The following persons associated with the Fund, the Distributor, or BIMC, PNC Bank or PFPC may buy Shares without paying a sales charge: (a) officers, directors and partners; (b) employees and retirees; (c) registered representatives of Authorized Dealers and of the Distributor; (d) spouses or children of any such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d) above. The following persons may also buy Shares without paying a sales charge, provided any such person informs the Portfolio's transfer agent at the time of purchase that it believes it qualifies for a sales charge waiver: (a) a trust department of a bank or law firm; (b) a 501(c)(3) organization and a charitable remainder trust or a life income pool established for the benefit of a charitable organization; (c) a registered investment adviser for its own account or on behalf of its clients; (d) an employee benefit or retirement plan (including 401(k) plans, 403(b) plans, 457 plans, profit-sharing plans, SEP-IRAs and qualified plans for self-employed individuals, but excluding regular IRAs, IRA transfers, IRA rollovers and non-working spousal IRAs): and (e) a financial planner that charges a fee and makes the qualifying purchases through a financial institution's net asset value purchase program (provided the purchase program is recognized by the Fund, and the Portfolio whose shares are being purchased is listed as part of the purchase program).

AUTOMATIC INVESTING

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (800) 430-9618 to obtain the appropriate forms.

RETIREMENT PLANS

     Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or an Authorized Dealer. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

NORMAL REDEMPTION

     Shareholders may redeem for cash some or all of their Shares of the Portfolio at any time. To do so, a written request in proper form must be sent directly to The RBB Class, c/o PFPC, P.O. Box 8916, Wilmington, Delaware 19899. There is no charge for a redemption. Shareholders may also place redemption requests through an Authorized Dealer, but such Authorized Dealer might charge a fee for this service.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer
Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, the Fund will issue share certificates for Shares if a written request has been made to the Fund's transfer agent. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

SYSTEMATIC WITHDRAWAL PLAN

     If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan for the Portfolio and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Fund's transfer agent, PFPC, P.O. Box 8916, Wilmington, Delaware 19899. SHAREHOLDERS HOLDING SHARE CERTIFICATES ARE NOT ELIGIBLE TO ESTABLISH A SYSTEMATIC WITHDRAWAL PLAN BECAUSE SHARE CERTIFICATES MUST ACCOMPANY ALL WITHDRAWAL REQUESTS. Each withdrawal redemption will be processed about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, shares of the Portfolio will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     The maintenance of a Systematic Withdrawal Plan for a Class concurrently with purchases of additional Shares would be disadvantageous because of the sales commission involved in the additional purchases. You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under Automatic Investing. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund with respect to the Portfolio and it will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.

INVOLUNTARY REDEMPTION

     The Fund reserves the right to redeem a shareholder's account in the Portfolio at any time the net asset value of the account in such Portfolio falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account in a Portfolio is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund's transfer agent. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund's transfer agent of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared.

NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value of each class of the Portfolio is calculated as of the close of regular trading on the NYSE on each Business Day. The net asset value for each class of a portfolio is calculated by adding the value of the proportionate interest of the class in the portfolio's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the total number of outstanding shares of the class. The net asset value of each class is calculated separately from each other class.

     Valuation of securities held by the Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Portfolio unless a shareholder elects otherwise.

     The Portfolio will declare and pay dividends from net investment income monthly, generally near the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

     The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio, and out of the portion of such net capital gain that constitutes long-term capital gain, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bear-ing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39% while the maximum rate imposed on long-term capital gain of such taxpayers is 20%. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Portfolio intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.

     Shareholders who exchange shares representing interests in one portfolio for shares representing interests in another portfolio will generally recognize capital gain or loss for federal income tax purposes. Under certain provisions of the Code, some shareholders may be subject to a 31% "backup" withholding tax on reportable dividends, capital gains distributions and redemption payments.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     Shares of a class of Common Stock in the Cash Preservation Family may be exchanged for another class of Common Stock in such Family as well as for shares of the RBB Class. Otherwise, no exchanges between Families or classes are permitted.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE GOVERNMENT SECURITIES PORTFOLIO OF THE RBB CLASS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THIS PORTFOLIO.

     Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 430-9618.

PERFORMANCE INFORMATION

     From time to time, the Portfolio may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Portfolio's maximum sales charge, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Portfolio. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment, of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Portfolio may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Portfolio's performance with other measures of investment return. For example, the Portfolio's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average. For these purposes, the performance of a portfolio, as well as the performance published by such services or experienced by such indices, will usually not reflect sales charges, the inclusion of which would reduce performance results. All advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. If the Portfolio advertises non-standard computations, however, the Portfolio will disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

     From time to time, the Portfolio may also advertise its "30-day yield." The yield of the Portfolio refers to the income generated by an investment in the Portfolio over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share earned by the Portfolio during the period by the maximum public offering price per share of the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

     The yield on Shares of the Portfolio will fluctuate and is not necessarily representative of future results. Shareholders should remember that yield is generally a function of portfolio quality and maturity, type of instrument, operating expenses and market conditions. Any fees charged by broker/dealers directly to their customers in connection with investments in the Portfolio are not reflected in the yields on the Portfolio's Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Shares of the RBB Class may differ from yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."

================================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS
MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                        --------------------------------
                                TABLE OF CONTENTS

                                                                            PAGE
Introduction.............................................................      2
Financial Highlights.....................................................      4
Investment Objectives and Policies.......................................      6
Year 2000................................................................      9
Investment Limitations...................................................      9
Management...............................................................     10
Distribution of Shares...................................................     11
How to Purchase Shares...................................................     12
How to Redeem Shares.....................................................     14
Net Asset Value..........................................................     16
Dividends and Distributions..............................................     16
Taxes....................................................................     16
Description of Shares....................................................     17
Other Information........................................................     18
Account Application...................................................... Center

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

================================================================================

BEAR
STEARNS
[LOGO OMITTED]

MONEY MARKET
PORTFOLIO

Prospectus & Application
December 29, 1998


 FOR INFORMATION ABOUT THE BEAR STEARNS FUNDS, CONSULT THE FOLLOWING PROSPECTUS

                             THE BEAR STEARNS FUNDS
               245 PARK AVENUE, NEW YORK, NY 10167 1-800-766-4111
PROSPECTUS

                             Money Market Portfolio
                                       of
                               The RBB Fund, Inc.

THE BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO are a class of shares of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. Shares of the Bedford Class offered by this Prospectus represent interests in the Fund's Money Market Portfolio.

      [ARROW] The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

BlackRock Institutional Management Corporation serves as investment adviser for the Portfolio, PFPC Trust Company serves as custodian for the Fund and PFPC Inc. serves as the administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

                       ----------------------------------

This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).

                       ----------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                DECEMBER 29, 1998

                                Table of Contents

                                                                            PAGE

Introduction .............................................................     3

Fee Table ................................................................     4

Financial Highlights .....................................................     6

Investment Objectives and Policies .......................................     7

Year 2000 ................................................................     9

Investment Limitations ...................................................    10

Purchase, Redemption and Exchange of Shares ..............................    11

Net Asset Value ..........................................................    16

Management ...............................................................    16

Distribution of Shares ...................................................    18

Dividends and Distributions ..............................................    19

Taxes ....................................................................    19

Description of Shares ....................................................    19

Other Information ........................................................    20

Account Application ..................................................... Center

                                  Introduction

The RBB Fund, Inc. (the "Fund") is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares ("Shares") of the Bedford Class (the "Bedford Class" or the "Class") of common stock of the Fund offered by this Prospectus represent interests in the Fund's Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio").

The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Portfolio's investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PFPC Trust Company serves as custodian to the Fund and PFPC Inc. ("PFPC" or the "Administrator" or "Transfer Agent") serves as administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. ("PDI" or the "Distributor") acts as distributor of the Fund's Shares.

An investor may purchase and redeem Shares of the Class through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

An investment in the Shares is subject to certain risks, as set forth in detail under "Investment Objective and Policies." The Portfolio, to the extent set forth under "Investment Objective and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of asset-backed securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objective and Policies."

                                    Fee Table

The Fee Table below contains a summary of the annual operating expenses incurred by the Bedford Class of the Portfolio after fee waivers and expense reimbursements for the fiscal year ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (BEDFORD CLASS)
     AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
                                                                   MONEY MARKET
                                                                   PORTFOLIO
--------------------------------------------------------------------------------
   Management Fees (after waivers)(1) ...........................       .23%
   12b-1 Fees(1) ................................................       .54%
   Other Expenses ...............................................       .20%
                                                                        ---
   Total Operating Expenses (Bedford Class)
   (after waivers)(1) ...........................................       .97%
                                                                        ===

---------
(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Management Fees would be .36% and Total Fund Operating Expenses would be 1.10%.

EXAMPLE

   An investor would pay the following expenses on a $1,000 investment, assuming
   (1) 5% annual return and (2) redemption at the end of each time period:
--------------------------------------------------------------------------------
                                                                   MONEY MARKET
                                                                   PORTFOLIO*
--------------------------------------------------------------------------------
   1 YEAR .......................................................      $ 10
   3 YEARS ......................................................      $ 31
   5 YEARS ......................................................      $ 54
   10 YEARS .....................................................      $119


----------
 *Other classes of this Portfolio are sold with different fees and expenses.

The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Class of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser," and "Distribution of Shares" below.) The expense figures are based on actual costs and fees charged to the Class. The Fee Table reflects expense reimbursements and a voluntary waiver of Management Fees for the Class. However, there can be no assurance that any future expense reimbursements and waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolio, such assumption will have the effect of lowering such Portfolio's overall expense ratio and increasing its yield to investors.

From time to time the Portfolio advertises its "total return", "yield" and "effective yield." TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in Shares are not reflected in the total returns and yields of the Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Class may differ from the total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each class of the Portfolio.

                              Financial Highlights

The table below sets forth certain information concerning the investment results of the Bedford Class of the Fund representing interests in the Money Market Portfolio for the years indicated. The financial data included in this table for each of the periods ended August 31, 1994 through 1998 are a part of the Fund's financial statements for the Portfolio, which are incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. The financial data included in this table should be read in conjunction with the financial statements and related notes. Further information about the performance of the Portfolio is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on Page 1 of the Prospectus.

                                            FINANCIAL HIGHLIGHTS (c)
                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------
                                                                    MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------


                                  FOR THE      FOR THE     FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                                   1998         1997         1996         1995         1994         1993         1992
                                ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value,
   beginning of period           $   1.00    $     1.00   $     1.00    $   1.00     $   1.00     $   1.00     $   1.00
                                 --------    ----------   ----------    --------     --------     --------     --------
Income from investment
 operations:
  Net investment income            0.0473        0.0462       0.0469      0.0486       0.0278       0.0243       0.0375
    Net gains on securities
     (both realized and
     unrealized)                       --            --           --          --           --           --       0.0007
                                 --------    ----------   ----------    --------     --------     --------     --------
  Total from investment
   operations                      0.0473        0.0462       0.0469      0.0486       0.0278       0.0243       0.0382
                                 --------    ----------   ----------    --------     --------     --------     --------
Less distributions
  Dividends (from net
   investment income)             (0.0473)      (0.0462)     (0.0469)    (0.0486)     (0.0278)     (0.0243)     (0.0375)
  Distributions (from
   capital gains)                      --            --           --          --           --           --      (0.0007)
                                 --------    ----------   ----------    --------     --------     --------     --------
  Total distributions             (0.0473)      (0.0462)     (0.0469)    (0.0486)     (0.0278)     (0.0243)     (0.0382)
                                 --------    ----------   ----------    --------     --------     --------     --------
Net asset value, end of period   $   1.00    $     1.00   $     1.00    $   1.00     $   1.00     $   1.00     $   1.00
                                 ========    ==========   ==========    ========     ========     ========     ========
Total return                        4.84%         4.72%        4.79%       4.97%        2.81%        2.46%        3.89%
Ratios/Supplemental Data
  Net assets,
   end of period (000)           $762,739    $1,392,911   $1,109,334    $935,821     $710,737     $782,153     $736,842
  Ratios of expenses to
   average net assets              .97%(a)       .97%(a)      .97%(a)     .96%(a)      .95%(a)      .95%(a)      .95%(a)
  Ratios of net investment
   income to average net
   assets                           4.73%         4.62%        4.69%       4.86%        2.78%        2.43%        3.75%

-----------------------------------------------------------------------------
                                           MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------
                                                             FOR THE PERIOD
                                                           SEPTEMBER 30, 1988
                                  FOR THE      FOR THE       (COMMENCEMENT
                                 YEAR ENDED   YEAR ENDED    OF OPERATIONS) TO
                                 AUGUST 31,   AUGUST 31,       AUGUST 31,
                                    1991         1990             1989
                                 ----------   ----------   ------------------
Net asset value,
   beginning of period            $   1.00     $   1.00         $   1.00
                                  --------     --------         --------
Income from investment
 operations:
  Net investment income             0.0629       0.0765           0.0779
    Net gains on securities
     (both realized and
     unrealized)                        --           --               --
                                  --------     --------         --------
  Total from investment
   operations                       0.0629       0.0765           0.0779
                                  --------     --------         --------
Less distributions
  Dividends (from net
   investment income)              (0.0629)     (0.0765)         (0.0779)
  Distributions (from
   capital gains)                       --           --               --
                                  --------     --------         --------
  Total distributions              (0.0629)     (0.0765)         (0.0779)
                                  --------     --------         --------
Net asset value, end of period    $   1.00     $   1.00         $   1.00
                                  ========     ========         ========
Total return                         6.48%        7.92%          8.81%(b)
Ratios/Supplemental Data
  Net assets,
   end of period (000)            $747,530     $709,757         $152,311
  Ratios of expenses to
   average net assets               .92%(a)      .92%(a)       .93%(a)(b)
  Ratios of net investment
   income to average net
   assets                            6.29%        7.65%          8.61%(b)

------------
(a) Without the waiver of advisory fees and without their reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.10%, 1.12%, 1.14%, 1.17%, 1.16%, 1.19%, 1.20%, 1.17% and 1.16% for the years ended August 31, 1998,
    1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively, and 1.27%
    annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Class of Shares of the Fund within the Portfolio.

                       Investment Objectives and Policies

MONEY MARKET PORTFOLIO

The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 calendar days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the investment objective of the Money Market Portfolio will be achieved. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

BANK OBLIGATIONS.

The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

COMMERCIAL PAPER.

The Portfolio may purchase commercial paper (i) rated (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organizations") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such rating. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

VARIABLE RATE DEMAND NOTES.

The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

REPURCHASE AGREEMENTS.

The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

U.S. GOVERNMENT OBLIGATIONS.

The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

ASSET-BACKED SECURITIES.

The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the repayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage repayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

REVERSE REPURCHASE AGREEMENTS.

The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 ("1940 Act").

MUNICIPAL OBLIGATIONS.

In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see Statement of Additional Information under "Investment Objectives and Policies."

GUARANTEED INVESTMENT CONTRACTS.

The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investments in illiquid securities.

STAND-BY COMMITMENTS.

The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

WHEN-ISSUED SECURITIES.

The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time of the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

ELIGIBLE SECURITIES.

The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") (e.g. commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

ILLIQUID SECURITIES.

The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.

                                    Year 2000

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

                             Investment Limitations

The Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the investment limitations summarized below without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     THE MONEY MARKET PORTFOLIO MAY NOT:

          1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

          2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

          4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

          1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days, (as defined below). "First Tier Securities" include eligible securities that
     (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

          2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

THE BEAR STEARNS FUNDS

ACCOUNT INFORMATION FORM

Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-766-4111. For assistance in completing this form, contact PFPC at 1-800-447-1139.

1.       ACCOUNT TYPE  (Please print; indicate only one registration type)

         [__] INDIVIDUAL                    [__] JOINT TENANT

         -----------------------------------------------------------------------
         NAME


         -----------------------------------------------------------------------
         JOINT REGISTRANT, IF ANY (SEE NOTES 1 AND 2)


         ---------------------------------------  ------------------------------
         SOCIAL SECURITY NUMBER OF PRIMARY OWNER  TAXPAYER IDENTIFICATION NUMBER

         (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.

         (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.


          ------------------------------         -------------------------------
         [__] UNIFORM GIFT TO MINORS, OR         [__] UNIFORM TRANSFER TO MINORS
                                                      (WHERE ALLOWED BY LAW)


         -----------------------------------------------------------------------
         NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)


         -----------------------------------------------------------------------
         NAME OF MINOR (ONLY ONE PERMITTED)

         Under the ________________________ Uniform Gift/Transfers to Minors Act
                   STATE RESIDENCE OF MINOR

         ------/------/------                     --------------------------
         MINOR'S DATE OF BIRTH                    MINOR'S SOCIAL SECURITY NUMBER
                                                  (REQUIRED TO OPEN ACCOUNT)


         [__] Corporation  [__] Partnership  [__] Trust*  [__] Other


         -----------------------------------------------------------------------
         NAME OF CORPORATION, PARTNERSHIP, OR OTHER


         -----------------------------------------------------------------------
         NAME(S) OF TRUSTEE(S)                       DATE OF THE TRUST AGREEMENT


         --------------------------               ------------------------------
         SOCIAL SECURITY NUMBER                   TAXPAYER IDENTIFICATION NUMBER
         (REQUIRED TO OPEN ACCOUNT)               (REQUIRED TO OPEN ACCOUNT)

   *If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.

                           NOT PART OF THE PROSPECTUS

2.       MAILING ADDRESS


         -----------------------------------------------------------------------
         STREET OR P.O. BOX                                     APARTMENT NUMBER


         -----------------------------------------------------------------------
         CITY                                        STATE              ZIP CODE

         (   )                                        (   )
         -----------------------------------------------------------------------
         DAY TELEPHONE                                EVENING TELEPHONE


3.       INVESTMENT INFORMATION

         METHOD OF INVESTMENT

         [__] I have enclosed a check for a minimum initial investment of
              $1,000 per Fund.
         [__] I have enclosed a check for a minimum subsequent investment of $250 per Fund or completed the Systematic Investment Plan information in Section 13.
         [__] I purchased _____________ shares of __________________________
              through my broker on __/__/__.  Conform #___________.

         PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:


         ---------------------------------------------------------------------------------------------
         CLASS A      CLASS C       CLASS Y      BEAR STEARNS FUNDS                  INVESTMENT AMOUNT
         ---------------------------------------------------------------------------------------------

         _______      _______       _______      S&P STARS Portfolio                 $________________
         _______      _______       _______      Large Cap Value Portfolio           $________________
         _______      _______       _______      Small Cap Value Portfolio           $________________
         _______      _______       _______      Total Return Bond Portfolio         $________________
         _______      _______       _______      The Insiders Select Fund            $________________
         _______      _______       _______      Emerging Markets Debt Portfolio     $________________
         _______      _______       _______      Money Market Portfolio              $________________

                                                 TOTAL INVESTMENT AMOUNT             $================

         Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Fund will not be accepted. Checks should be made payable to the Fund which you are investing in. If no class is designated, your investment will be made in Class A shares.


4.       REDUCED SALES CHARGE (AVAILABLE FOR CLASS A SHARES ONLY)

         Method of Investment

         Are you a shareholder in another Bear Stearns Fund?   [__] Yes  [__] No

         [__] I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts
               (excluding Class C Shares).


         -----------------------------------------------------------------------
         FUND                           ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER


         -----------------------------------------------------------------------
         FUND                           ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER


         -----------------------------------------------------------------------
         FUND                           ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

         LETTER OF INTENT

                           NOT PART OF THE PROSPECTUS

         [__]  I am already investing under an existing Letter of Intent.

         [__] I agree to the Letter of Intent provisions in the Fund's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least:
               [__] $50,000    [__] $100,000    [__] $250,000
               [__] $500,000   [__] $750,000    [__] $1,000,000

         NET ASSET VALUE PURCHASE

         [__] I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

         [__] I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)


5.       DISTRIBUTION OPTIONS

         DIVIDENDS AND CAPITAL GAINS MAY BE REINVESTED OR PAID BY CHECK. IF NO OPTIONS ARE SELECTED BELOW, BOTH DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED IN ADDITIONAL FUND SHARES.

         DIVIDENDS             [__] Pay by check.             [__] Reinvest.
         CAPITAL GAINS         [__] Pay by check.             [__] Reinvest.

         The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

         [__] Please reinvest dividends and capital gains from the
              _____________________ to the _______________________.
                  (NAME OF FUND)               (NAME OF FUND)

         If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:



         -----------------------------------------------------------------------
         NAME


         -----------------------------------------------------------------------
         STREET OR P.O. BOX                                     APARTMENT NUMBER


         -----------------------------------------------------------------------
         CITY                                    STATE                  ZIP CODE


         -----------------------------------------------------------------------
         OPTIONAL FEATURES


6.       AUTOMATIC WITHDRAWAL PLAN

         [__] Fund Name _________________________     [__] Amount ______________
         [__] Startup month _____________________

         Frequency option:
         [__] Monthly [__] Every other month [__] Quarterly [__] Semiannually [__] Annually

         o A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.

         o   Payments will be made on or near the 25th of the month.

         o Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.

                           NOT PART OF THE PROSPECTUS

         [__] Please mail checks to Address of Record (Named in Section 2) [__] Please electronically credit my Bank of Record
               (Named in Section 9)
         [__]  Special payee as specified below:


         -----------------------------------------------------------------------
         NAME


         -----------------------------------------------------------------------
         STREET OR P.O. BOX                                     APARTMENT NUMBER


         -----------------------------------------------------------------------
         CITY                                    STATE                  ZIP CODE


7.       TELEPHONE EXCHANGE PRIVILEGE

         Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

         [__]  I DO NOT want the Telephone Exchange Privilege.


8.       TELEPHONE REDEMPTION PRIVILEGE

         [__] I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

         Checks for redemption of proceeds will be sent by check via U.S. Mail to the address to record, unless the information in Section 9 is completed for redemption by wire of $500 or more.


9. BANK OF RECORD (FOR TELEPHONE REDEMPTIONS AND/OR SYSTEMATIC INVESTMENT PLANS) PLEASE ATTACH A VOIDED CHECK (FOR ELECTRONIC CREDIT TO YOUR CHECKING ACCOUNT) IN THE SPACE PROVIDED IN SECTION 13.


         -----------------------------------------------------------------------
         BANK NAME


         -----------------------------------------------------------------------
         STREET OR P.O. BOX                                     APARTMENT NUMBER


         -----------------------------------------------------------------------
         CITY                                    STATE                  ZIP CODE


         -----------------------------------------------------------------------
         BANK ABA NUMBER                                     BANK ACCOUNT NUMBER


         -----------------------------------------------------------------------
         ACCOUNT NAME


10.      SIGNATURE AND TAXPAYER CERTIFICATION

         The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we) am(are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I(WE) MAY BEAR THE RISK OF LOSS IN EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.

         Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

         Under penalty of perjury, I certify that:

                           NOT PART OF THE PROSPECTUS

         (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

         (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

         Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. MUTUAL FUND SHARES ARE NOT DEPOSITS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION, NOR ARE THEY INSURED BY THE FDIC. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

         [__]  Exempt from backup withholding
         [__]  Nonresident alien (Form W-8 attached) ___________________________
                                                       COUNTRY OF CITIZENSHIP


         -----------------------------------------------------------------------
         AUTHORIZED SIGNATURE            TITLE                          DATE


         -----------------------------------------------------------------------
         AUTHORIZED SIGNATURE            TITLE                          DATE


11.      FOR AUTHORIZED DEALER USE ONLY (Please Print)

         We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of Accumulation. If this Account Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.


         -----------------------------------------------------------------------
         DEALER'S NAME                                  DEALER NUMBER


         -----------------------------------------------------------------------
         MAIN OFFICE ADDRESS                            BRANCH NUMBER


         -----------------------------------------------------------------------
         REPRESENTATIVE'S NAME                          REP. NUMBER

                                                        (   )
         -----------------------------------------------------------------------
         BRANCH ADDRESS                                 TELEPHONE NUMBER


         -----------------------------------------------------------------------
         AUTHORIZED SIGNATURE OF DEALER             TITLE               DATE


12.      ADDITIONAL ACCOUNT STATEMENTS (Please Print)

         In addition to myself and my representative, please send copies of my account statements to:


         -----------------------------------------------------------------------
         NAME                                             NAME


         -----------------------------------------------------------------------
         ADDRESS                                          ADDRESS


         -----------------------------------------------------------------------
         CITY, STATE, ZIP CODE                            CITY, STATE, ZIP CODE

                           NOT PART OF THE PROSPECTUS

13.      SYSTEMATIC INVESTMENT PLAN

         The Systematic Investment Plan, which is available to shareholders of the Bear Stearns Funds, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Funds' Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of a specified Bear Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal Plan.

         Please debit $__________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the Application receipt date, the Plan may take 10 to 20 days to be in effect.

         [__] Monthly               [__] Every alternate month
         [__] Quarterly             [__] Other _______________

         $____________ into the _______________ Fund ______________ Start Month.
         $100 MINIMUM

         $____________ into the _______________ Fund ______________ Start Month.
         $100 MINIMUM

         $____________ into the _______________ Fund ______________ Start Month.
         $100 MINIMUM

         If you are applying for the Telephone Redemption Privilege or Systematic Investment Plan, please tape your voided check on top of our sample below.



                                [TAPE CHECK HERE]






     SERVICE ASSISTANCE                          MAILING INSTRUCTIONS

     Our knowledgeable Client Services           Mail your completed Account
     Representatives are available to            Information Form and check to:
     assist you between 8:30 a.m. and            THE BEAR STEARNS FUNDS
     5:00 p.m. Eastern Time at:                  C/O PFPC INC.
     1-800-447-1139                              P.O. BOX 8960
                                                 WILMINGTON, DE  19899-8960

Bear Stearns & Co, Inc.

                           NOT PART OF THE PROSPECTUS

                   Purchase, Redemption and Exchange of Shares

PURCHASE PROCEDURES

GENERAL.

Bedford Shares are sold without a sales load on a continuous basis by the Fund's Distributor. The Distributor is located at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428. Investors may purchase Bedford Shares either directly, through an exchange from accounts invested in shares of any open-end investment company ("The Bear Stearns Funds") either sponsored by or advised by Bear, Stearns & Co. Inc. ("Bear Stearns"), or its affiliates, or through an account (the "Account") maintained by the investor with certain brokerage firms and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $250. The Fund in its sole discretion may accept or reject any order for purchases of Bedford Shares.

All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. Orders which are accompanied by Federal Funds, and received by the Fund by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

If a broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made in Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

PURCHASES THROUGH AN ACCOUNT.

Purchases of Shares may be effected through brokers (other than Bears Stearns or brokers who have clearing arrangements with Bear Stearns) and may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in the brokerage accounts. Checks or Federal Reserve drafts should be made payable as follows: (i) to an investor's broker or (ii) to "The RBB Fund-Money Market Portfolio (Bedford Class)" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The RBB Fund-Money Market Portfolio (Bedford Class), P.O. Box 8960, Wilmington, Delaware 19899. The investor's broker is responsible for forwarding payment promptly to the Fund's custodian, PFPC Trust Company. An investor's bank or broker may impose a charge for this service.

In the event of a purchase effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker, beneficial ownership of Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investor Account requirements. Even if a broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker. Shareholders whose shares are held in the street name account of a broker/dealer and who desire to transfer such shares to the street name account of another broker/dealer should contact their current broker/dealer.

A Shareholder of The Bear Stearns Funds may purchase Bedford Shares of the Portfolio in exchange for his shares of The Bear Stearns Funds. This exchange privilege is available for an investor with an existing account. See "Exchange of Shares" below.

For distribution services with respect to Bedford Shares of the Portfolio held by clients of Bear Stearns, the Fund's Distributor will pay Bear Stearns up to
 .50% of the annual average value of such accounts.

DIRECT PURCHASES.

Investors may purchase the Portfolio's shares by mail by completing and signing an Account Information Form (the "Application"), a copy of which is attached to this Prospectus, and mailing it, together with a check payable to "The RBB Fund--Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o PFPC, P.O. Box 8960, Wilmington, Delaware 19899. The check must specify the name of The RBB Fund -- Money Market Portfolio (Bedford Class). Subsequent purchases may be made by forwarding payment to the Fund's transfer agent at the foregoing address.

Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or his broker wire Federal Funds to PNC Bank. An investor's bank or broker may impose a charge for this service. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

          A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 447-1139 and provide your name, address, telephone number, Social Security or Tax Identification Number, the Bedford Class selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify the Fund's transfer agent prior to wiring funds.)

          B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank:

                PNC Bank, N.A.
                ABA-0310-0005-3.
                CREDIT ACCOUNT NUMBER: 86-1030-3398
                FROM: (name of investor)
                ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (name of the Portfolio)
                AMOUNT: (amount to be invested)

          C. Complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a completed and signed Application.

     For subsequent investments, an investor should follow steps A and B above.

RETIREMENT PLANS.

Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

REDEMPTION PROCEDURES

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

REDEMPTION OF SHARES IN AN ACCOUNT.

An investor who beneficially owns Shares in an Account may redeem Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC from the broker by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

REDEMPTION OF SHARES OWNED DIRECTLY.

An investor may redeem any number of Shares by sending a written request to The RBB Fund Money Market Portfolio (Bedford Class), c/o PFPC, P.O. Box 8960, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

Investors may redeem or exchange shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolio, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Fund's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

Redemption proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If redemption proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

REDEMPTION BY CHECK.

Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $250; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

Written redemption instructions, indicating the Portfolio from which shares are to be redeemed, and duly endorsed stock certificates, if previously issued, must be received by the transfer agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed as described above under "Redemption of Shares Owned Directly." Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the transfer agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns, the Distributor or the investor's broker by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used.

AUTOMATIC WITHDRAWAL.

Automatic withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for automatic withdrawal can be obtained from Bear Stearns, the Distributor, the investor's broker, or the transfer agent. Automatic withdrawal may be ended at any time by the investor, the Fund or the transfer agent. Shares for which certificates have been issued may not be redeemed through automatic withdrawal. Purchases of additional shares concurrently with withdrawals generally are undesirable.

ADDITIONAL REDEMPTION INFORMATION.

The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. During the period prior to the time Shares are redeemed, dividends on such Shares will accrue and be payable.

The Fund imposes no charge when Shares are redeemed, except as described below. The Fund reserves the right to redeem any account in the Class involuntarily, on 30 days' notice, if such account falls below $500 and during such 30-day period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

A shareholder may have redemption proceeds of $1 million or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to the investor's broker, or to the transfer agent if the shares are not held in a brokerage account.

EXCHANGE OF SHARES

EXCHANGE PRIVILEGE.

The exchange privilege enables an investor to purchase shares of the Portfolio in exchange for shares of the other mutual funds sponsored or advised by Bear Stearns, to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives than the Money Market Portfolio. To use this privilege, investors should consult their account executive at Bear Stearns, their investment dealers who have sales agreements with Bear Stearns, the Distributor, the investor's broker or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use. Currently, exchanges may be made among the following portfolios (and such additional portfolios which may be added in the future):

           (ARROW) Emerging Markets Debt Portfolio
           (ARROW) S&P STARS Portfolio
           (ARROW) Large Cap Value Portfolio
           (ARROW) Small Cap Value Portfolio
           (ARROW) Total Return Bond Portfolio
           (ARROW) The Insiders Select Fund

To effect an exchange of Shares, exchange instructions must be given to the transfer agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to PFPC, Attention: The RBB Fund--Money Market Portfolio (Bedford Class), P.O. Box 8960, Wilmington, Delaware 19899. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate otherwise on the account application. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with the transfer agent. This form is available from the transfer agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at (800) 447-1139 to request the exchange. See "Redemption Procedures--Redemption of Shares Owned Directly" for a description of the Fund's telephone transaction procedures. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the transfer agent in writing.

If the exchanging shareholder does not currently own shares of the Portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and the same dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed as described above. To participate in the Systematic Investment Plan or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The exchange privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to affected portfolio or fund shareholders.

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained from Bear Stearns. Except in the case of Personal Retirement Plans, the Shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made. If making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or fund.

Shares will be exchanged at the next determined public offering price. To qualify for the exchange privilege, at the time of the exchange, the investor must notify Bear Stearns, the Distributor, his investment dealer or the transfer agent. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION.

The Redirected Distribution Option enables a shareholder to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Portfolio in shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor. Shares of the other portfolio or fund will be purchased at the then current public offering price; however, a sales load may be charged with respect to investments in shares of a portfolio or fund sold with a sales load. If the shareholder is investing in a fund that charges a sales load, such shareholder may qualify for share prices which do not include the sales load or which reflect a reduced sales load.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                                 Net Asset Value

The net asset value per share of each class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value for each class of the Fund is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, deducting the actual and accrued liabilities of such class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of a portfolio is determined independently of any of the Fund's other classes.

The Fund seeks to maintain for the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

                                   Management

BOARD OF DIRECTORS

The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. The Class represents interests in the Fund's Money Market Portfolio.

INVESTMENT ADVISER

BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

As investment adviser to the Portfolio, BIMC manages such Portfolio and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreement between BIMC and RBB with respect to the Money Market Portfolio provides for BIMC to also assist generally in supervising the operations of such Portfolio, and to maintain the Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

For the services provided to and expenses assumed by it for the benefit of the Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio.

For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .23% of the average daily net assets of the Money Market Portfolio. For that same year, BIMC waived approximately .13% of the average daily net assets of the Money Market Portfolio.

PNC Bank was formerly sub-adviser to the Portfolio and provided research, credit analysis and recommendations with respect to the Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by the Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Fund to BIMC. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Company."

ADMINISTRATOR
Pursuant to its advisory agreement with the Fund with respect to the Money Market Portfolio, BIMC provides administrative services to such Portfolio, and is entitled to receive an administration fee, computed daily and payable monthly at a rate of .10% of the average daily net assets of the Portfolio. BIMC has delegated to PFPC all of its accounting and administrative obligations under such agreement. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolio to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN
PFPC Trust Company, an indirect wholly owned subsidiary of PNCBank Corp., serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolio. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR
Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as Distributor of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

EXPENSES
The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Bedford Class of the Fund pays its own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of lowering a Portfolio's expense ratio and of increasing yield to investors.

For the Fund's fiscal year ended August 31, 1998, the Fund's total expenses were 1.10% of the average daily net assets with respect to the Class of the Money Market Portfolio (not taking into account waivers and reimbursements of .13%).

                             Distribution of Shares

The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plan of Distribution for the Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .60% of the average daily net assets of the Class on an annualized basis in any year. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to the Class on any day to the extent necessary to assure that the fee required to be accrued by the Class does not exceed the income of the Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

                           Dividends and Distributions

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Class unless a shareholder elects otherwise.

The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

                                      Taxes

Distributions from the Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                              Description of Shares

The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock ( see "Description of Shares" in the Statement of Additional Information).

The Fund offers multiple classes of shares in the Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreements entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO.

Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

                                Other Information

REPORTS AND INQUIRIES

Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 447-1139.

  The
Bear Stearns
  Funds

235 PARK AVENUE
NEW YORK, NY 10167
1-800-766-4111


MONEY MARKET PORTFOLIO

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

BSF-P-004-02

================================================================================

                                     BEDFORD
                                    MUNICIPAL
                                  MONEY MARKET
                                    PORTFOLIO

                                   Prospectus


                                December 29, 1998

                                     BEDFORD
                        MUNICIPAL MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

     The Bedford Shares of the Municipal Money Market Portfolio (THE "MUNICIPAL MONEY MARKET PORTFOLIO" OR THE "PORTFOLIO") are a class of shares of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. Shares of the class offered by this Prospectus represent interests in the Portfolio.

     The investment objective of the Municipal Money Market Portfolio is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     BlackRock Institutional Management Corporation serves as investment adviser for the Portfolio. PFPC Trust Company serves as custodian for the Fund and PFPC Inc. serves as administrator of the Portfolio and the transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------
     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares ("Shares") of the Bedford Class (the "Class") of common stock of the Fund offered by this Prospectus represent interests in the Fund's Municipal Money Market Portfolio.

     The investment objective of the Municipal Money Market Portfolio is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks to the Portfolio. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax, but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

     The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     The Portfolio's investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PFPC Trust Company serves as custodian to the Fund and PFPC Inc. ("PFPC") serves as the administrator to the Portfolio and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.

     An investor may purchase and redeem Shares through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

     An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." The Portfolio, to the extent set forth under "Investment Objectives and Policies," may engage in the purchase of securities on a "when-issued" or "forward commitment" basis, and the purchase of stand-by commitments. These transactions involve certain special risks, as set forth under "Investment Objective and Policies."

FEE TABLE
     The Fee Table below contains a summary of the annual operating expenses of the Bedford Class of the Municipal Money Market Portfolio based on expenses incurred for the fiscal year ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (BEDFORD CLASS)
     AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
Management Fees (after waivers)(1) .......................................  .08%
12b-1 fees(1) ............................................................  .58%
Other Expenses(1) ........................................................  .23%
                                                                            ---
Total Fund Operating Expenses (Bedford Class) (after waivers and reimbursements)(1) ..............................................  .89%
                                                                            ===
(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Bedford Municipal Money Market Portfolio, Management Fees would be .34%, and Total Fund Operating Expenses would be 1.15%.

EXAMPLE

An investor would pay the following  expenses on a $1,000  investment,  assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                     ------     -------     -------    --------
Municipal Money Market Portfolio* ..   $9         $28         $49        $110
* Other Classes of this Portfolio are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term Shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Class of the Portfolio will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser," and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to the Class. The Fee Table reflects a voluntary waiver of Management Fees for the Class. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolio, such assumption will have the effect of lowering the Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time the Class advertises its "total return," "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Class refers to the income generated by an investment in the Class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of the Class may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Class. This is done by increasing the yield of the Class (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate.

     The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their shareholders in connection with investments in the Class are not reflected in the total return and yield of the Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Class may differ from the total return and yields on shares of other classes of the Fund that also represent interests in the Portfolio depending on the allocation of expenses to each class of the Portfolio. See "Expenses."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The table below sets forth certain information concerning the investment results of the Bedford Class of the Municipal Money Market Portfolio for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998, are a part of the Fund's financial statements for the Portfolio which are incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for the Portfolio for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. The financial data included in the table should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolio is available in the Annual Report to Shareholders. Both the Statement of Additional Information, and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

                               THE BEDFORD FAMILY

THE RBB FUND, INC. FINANCIAL HIGHLIGHTS (c)
     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 MUNICIPAL MONEY MARKET PORTFOLIO
                            -----------------------------------------------------------------------------------------------------



                              FOR THE      FOR THE     FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                            AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                               1998         1997         1996         1995         1994         1993         1992         1991
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value,
   beginning of period ..... $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                             --------     --------     --------     --------     --------     --------     --------     --------
Income from investment
   operations:
   Net investment income ...   0.0286       0.0285       0.0288       0.0297       0.0195       0.0195       0.0287       0.0431
   Net gains on securities
     (both realized
     and unrealized) .......       --           --           --           --           --           --           --           --
                             --------     --------     --------     --------     --------     --------     --------     --------
       Total from
         investment
         operations ........   0.0286       0.0285       0.0288       0.0297       0.0195       0.0195       0.0287       0.0431
                             --------     --------     --------     --------     --------     --------     --------     --------
Less distributions
   Dividends (from net
     investment income) ....  (0.0286)     (0.0285)     (0.0288)     (0.0297)     (0.0195)     (0.0195)     (0.0287)     (0.0431)
   Distributions (from
     capital gains) ........       --           --           --           --           --           --           --           --
                             --------     --------     --------     --------     --------     --------     --------     --------
       Total distributions .  (0.0286)     (0.0285)     (0.0288)     (0.0297)     (0.0195)     (0.0195)     (0.0287)     (0.0431)
                             --------     --------     --------     --------     --------     --------     --------     --------
Net asset value,
    end of period .......... $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                             ========     ========     ========     ========     ========     ========     ========     ========
Total Return ...............    2.97%        2.88%        2.92%        3.01%        1.97%        1.96%        2.90%        4.40%
Ratios/Supplemental Data
   Net assets, end of
     period (000) .......... $147,633     $213,034     $201,940     $198,425     $182,480     $215,577     $176,950     $215,140
   Ratios of expenses to
     average net assets ....   .89%(a)      .85%(a)      .84%(a)      .82%(a)      .77%(a)      .77%(a)      .77%(a)      .74%(a)
   Ratios of net investment
     income to average
     net assets ............    2.86%        2.85%        2.88%        2.97%        1.95%        1.95%        2.87%        4.31%

                            MUNICIPAL MONEY MARKET PORTFOLIO
                            --------------------------------
                                           FOR THE PERIOD
                                         SEPTEMBER 30, 1988
                             FOR THE        (COMMENCEMENT
                            YEAR ENDED    OF OPERATIONS) TO
                            AUGUST 31,        AUGUST 31,
                               1990             1989
                            ----------    -----------------
Net asset value,
   beginning of period ..... $   1.00         $   1.00
                             --------         --------
Income from investment
   operations:
   Net investment income ...   0.0522           0.0513
   Net gains on securities
     (both realized
     and unrealized) .......       --               --
                             --------         --------
       Total from
         investment
         operations ........   0.0522           0.0513
                             --------         --------
Less distributions
   Dividends (from net
     investment income) ....  (0.0522)         (0.0513)
   Distributions (from
     capital gains) ........       --               --
                             --------         --------
       Total distributions .  (0.0522)         (0.0513)
                             --------         --------
Net asset value,
    end of period .......... $   1.00         $   1.00
                             ========         ========
Total Return ...............    5.35%            5.72%
Ratios/Supplemental Data
   Net assets, end of
     period (000) .......... $195,566         $ 85,806
   Ratios of expenses to
     average net assets ....   .75%(a)       .73%(a)(b)
   Ratios of net investment
     income to average
     net assets ............    5.22%            5.70%

(a) Without the waiver of advisory and administration fees, and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 1.15%, 1.14%, 1.12%, 1.14%, 1.12%, 1.16%, 1.15%, 1.13% and 1.14% for the
    years ended August 31, 1998,  1997,  1996,  1995, 1994, 1993, 1992, 1991 and
    1990, respectively, and 1.27% annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of Shares within the Portfolio.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax and which meet certain ratings criteria and present minimal credit risks. See "Eligible Securities". During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities, the interest on which is exempt from the regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest"), although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.

     MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase securities that are unrated at the time of purchase provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

     The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state,
(ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

     TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

     WHEN-ISSUED SECURITIES. The Portfolio may also purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") for such securities (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investors Service, Inc. ("Moody's")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest categories for such securities; (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) and securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

YEAR 2000
--------------------------------------------------------------------------------
     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
     The Municipal Money Market Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the following investment limitations without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Municipal Money Market Portfolio may not:

         1. Purchase the securities of any issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

         2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         3. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested at the time of purchase in obligations of issuers in the same industry.

     In addition, the Portfolio may not, without Shareholder approval, change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Municipal Money Market Portfolio will meet the following limitation on its investments in addition to the fundamental investment limitations described above. This limitation may be changed without a vote of shareholders of the Municipal Money Market Portfolio.

         1. The Municipal Money Market Portfolio will not purchase any Put if after the acquisition of the Put the Municipal Money Market Portfolio has more than 5% of its total assets invested in instruments issued by or subject to Puts from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Municipal Money Market Portfolio's total assets. A "Put" means a right to sell a specified underlying instrument within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying instrument.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

     GENERAL. Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428. Investors may purchase Shares through an account maintained by the investor with his brokerage firm (an "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Shares.

     All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by PFPC as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investor Account requirements. Even if a broker does not impose a sales charge for purchases of Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker. This Prospectus should be read in conjunction with any information received from a broker. Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

     A broker may offer investors maintaining Accounts the ability to purchase Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase

Program will have his "free-credit" cash balances in his Account automatically invested in Shares. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker.

     If a broker makes special arrangements under which orders for Shares are received by PFPC prior to 12:00 noon Eastern Time and the broker guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

     DIRECT PURCHASES. An investor may also make direct investments in Shares at any time through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to "Bedford Municipal Money Market" to "Bedford Municipal Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

     Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or Dealer wire Federal Funds to the Fund's custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

     A. Telephone the Fund's transfer agent, PFPC, toll-free (800)533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

     B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank:
         PNC Bank, N.A., Philadelphia, PA
         ABA-0310-0005-3.
         FROM: (name of investor)
         ACCOUNT NUMBER: (investor's account number with the Portfolio)
         FOR PURCHASE OF: (name of Portfolio)
         AMOUNT: (amount to be invested)

     C. Complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchase orders until it receives a completed and signed Application.

     For subsequent investments, an investor should follow steps A and B above.

     RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

                              REDEMPTION PROCEDURES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     It is the responsibility of the Dealer to transmit promptly to PFPC a customer's redemption request. In the case of shareholders holding share certificates, the certificates must accompany the redemption request. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Shares through an Account may redeem Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     An investor's brokerage firm may also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to "Bedford Municipal Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolio, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Fund's telephone transaction procedures include the following measures:
(1)  requiring  the  appropriate  telephone  transaction  privilege  forms;  (2)
requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; (6) and maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions,
securities  dealers,   financial  planners  or  other  industry   professionals,
additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

     The proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE, will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. There is no minimum redemption for proceeds mailed by check; however, the maximum redemption for proceeds mailed by check is $25,000. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cashed at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares with a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Class involuntarily, on 30 days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------
     The net asset value per share of each class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day once as of 12:00 noon Eastern Time and once, as of the close of regular trading of the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class of the Portfolio is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, deducting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.

     The Fund seeks to maintain for the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of the Fund and each investment portfolio of the Fund are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. The Municipal Money Market Portfolio is one of these portfolios.

INVESTMENT ADVISER

     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Municipal Money Market Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     As investment adviser to the Portfolio, BIMC manages the Portfolio and is responsible for all purchases and sales of portfolio securities. In entering into portfolio transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution.

     For the services provided to and expenses assumed by it for the benefit of the Portfolio, BIMC is entitled to receive from the Portfolio a fee, computed daily and payable monthly, at an annual rate of .35% of the first $250 million of the Portfolio's average daily net assets, .30% of the next $250 million of the Portfolio's average daily net assets and .25% of the average daily net assets of the Portfolio in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio.

     For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .08% of the average net assets of the Portfolio. For that same year, BIMC waived approximately .26% of investment advisory fees payable to it with respect to the Portfolio.

     PNC Bank was formerly sub-adviser to the Portfolio and provided research, credit analysis and recommendations with respect to the Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by the Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolio to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

ADMINISTRATOR

     PFPC serves as the administrator for the Municipal Money Market Portfolio and generally assists the Portfolio in all aspects of its administration and operation, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at a rate of .10% of the average daily net assets of the Portfolio. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as Distributor of the Shares pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

EXPENSES

     The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Bedford Classes of the Fund pay their own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Bedford Classes or if they receive different services.

     The investment adviser may assume additional expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, reimbursement of such amounts will have the effect of increasing the Portfolio's expense ratio and of lowering yield to investors.

     For the fiscal year ended August 31, 1998, total expenses were 1.15% of average net assets with respect to the Bedford Class of the Municipal Money Market Portfolio (not taking into account waivers of .26%).

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------
     The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plan of Distribution for the Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .60% of the average daily net assets of the Class on an annualized basis in any year. Such compensation may be increased, up to the amount permitted in the Plan, with the approval of the Fund's Board of Directors. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to the Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to Dealers based upon the aggregate investment amounts maintained by and services provided to shareholders of the Class serviced by such Dealers. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Municipal Money Market Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
     Distributions from the Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolio's investments, that a portion of the Portfolio's distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

     Although distributions from the Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in the Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of common stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888-9723 to request more information concerning other classes available.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD CLASS OF THE MUNICIPAL MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO SUCH CLASS OF THIS PORTFOLIO.

     Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to the Portfolio with each other share that represents an interest in the Portfolio, even where a share has a different class designation than another share representing an interest in the Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

                      (This Page Intentionally Left Blank.)

                      (This Page Intentionally Left Blank.)

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                              --------------------
                                    CONTENTS

                                                                           PAGE
Introduction ...........................................................     2
Financial Highlights ...................................................     3
Investment Objectives and Policies. ....................................     5
Year 2000 ..............................................................     7
Investment Limitations .................................................     7
Purchase And Redemption Of Shares. .....................................     8
Net Asset Value. .......................................................    12
Management .............................................................    12
Distribution Of Shares .................................................    14
Dividends And Distributions. ...........................................    14
Taxes. .................................................................    15
Description Of Shares. .................................................    15
Other Information. .....................................................    16

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

================================================================================
                                     BEDFORD
                                   GOVERNMENT
                                   OBLIGATIONS
                                  MONEY MARKET
                                    PORTFOLIO

                                   Prospectus


                                December 29, 1998

                                     BEDFORD
                             GOVERNMENT OBLIGATIONS
                             MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

     The investment objective of the Government Obligations Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Government Obligations Money Market Portfolio seeks to achieve such objective by investing in short-term U.S. Treasury bills and notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The Bedford shares of the Government Obligations Money Market Portfolio (the "Government Obligations Money Market Portfolio" or the "Portfolio") are a class of shares of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. Shares of the Class are offered by this Prospectus and represent interests in the Portfolio.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NOT ASSET VALUE OF $1.00 PER SHARE.

     BlackRock Institutional Management Corporation serves as investment adviser for the Portfolio, PFPC Trust Company serves as custodian for the Fund, and PFPC Inc. serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the Internet Website (http://www.sec.gov).
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------
     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares ("Shares") offered by this Prospectus are a class ("Class") of the shares of common stock of the Fund and represent interests in the Fund's Government Obligations Money Market Portfolio.

     The investment objective of the Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills and notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

     The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     The Portfolio's investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PFPC Trust Company serves as custodian for the Fund and PFPC Inc. ("PFPC") serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's shares.

     An investor may purchase and redeem Shares through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

     An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objective and Policies." The Portfolio, to the extent set forth under "Investment Objective and Policies," may engage in the following investment practices among others: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objective and Policies."

FEE TABLE

     The Fee Table below contains a summary of annual fund operating expenses incurred by the Government Obligations Money Market Portfolio during the fiscal year ended August 31, 1998 as a percentage of average daily net assets. An example based on the summary is also provided.

ANNUAL FUND OPERATING EXPENSES (BEDFORD CLASS)
     AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
Management Fees (after waivers)(1) ...................................      .30%
12b-1 Fees(1) ........................................................      .57
Other Expenses(1) ....................................................     .105
                                                                           ----
Total Fund Operating Expenses (Bedford Class) (after waivers)(1) .....     .975%
                                                                           ====

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Government Obligations Money Market Portfolio, Management Fees would be .42% and Total Fund Operating Expenses would be 1.10%.

EXAMPLE

An investor would pay the following  expenses on a $1,000  investment,  assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                    ------     -------     -------    --------
Government Obligations
     Money Market Portfolio*
     (Bedford Class) ..............  $10         $31         $54        $120
* Other classes of this Portfolio are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Bedford Class)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Class of the Portfolio will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to the Class. The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of a Portfolio, such assumption will have the effect of lowering such Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time, the Class advertises its "total return", "yield" and "effective yield." TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Class refers to the income generated by an investment in the Class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Class are not reflected in the total return and yield of Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Class may differ from the total return and yields on shares of other classes of the Fund that also represent interests in the Portfolio depending on the allocation of expenses to each class of the Portfolio. See "Expenses."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The table below sets forth certain information concerning the investment results of the Bedford Class of the Government Obligations Money Market Portfolio for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998 are part of the Fund's financial statements for the Portfolio, which have been incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for the Portfolio for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are part of previous financial statements audited by PricewaterhouseCoopers. The financial data should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolio is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

       BEDFORD CLASS OF THE GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

THE RBB FUND INC. FINANCIAL HIGHLIGHTS (c)
     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                            ------------------------------------------------------------------------------------------------------


                              FOR THE      FOR THE     FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                            AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                               1998         1997         1996         1995         1994         1993         1992         1991
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value,
   beginning of period ..... $   1.00    $     1.00     $   1.00    $   1.00     $   1.00     $   1.00     $   1.00    $   1.00
                             --------      --------     --------    --------     --------     --------     --------    --------
Income from investment
   operations:
   Net investment income ...   0.0463        0.0449       0.0458      0.0475       0.0270       0.0231       0.0375      0.0604
   Net gains on securities
     (both realized
     and unrealized) .......       --            --           --          --           --           --       0.0009          --
                             --------      --------     --------    --------     --------     --------     --------    --------
       Total from
         investment
         operations ........   0.0463        0.0449       0.0458      0.0475       0.0270       0.0231       0.0384      0.0604
                             --------      --------     --------    --------     --------     --------     --------    --------
Less distributions
   Dividends (from net
     investment income) ....  (0.0463)      (0.0449)     (0.0458)    (0.0475)     (0.0270)     (0.0231)     (0.0375)    (0.0604)
   Distributions (from
     capital gains) ........       --            --           --          --           --           --      (0.0009)         --
                             --------      --------     --------    --------     --------     --------     --------    --------
       Total distributions .  (0.0463)      (0.0449)     (0.0458)    (0.0475)     (0.0270)     (0.0231)     (0.0384)    (0.0604)
                             --------      --------     --------    --------     --------     --------     --------    --------
Net asset value,
   end of period ........... $   1.00    $     1.00     $   1.00    $   1.00     $   1.00     $   1.00     $   1.00    $   1.00
                             ========      ========     ========    ========     ========     ========     ========    ========
Total Return ...............    4.74%         4.59%        4.68%       4.86%        2.73%        2.33%        3.91%       6.21%
Ratios/Supplemental Data
   Net assets, end of
     period (000) .......... $128,447      $209,715     $192,599    $163,398     $166,418     $213,741     $225,101    $368,899
   Ratios of expenses to
     average net assets ....  .975%(a)      .975%(a)     .975%(a)    .975%(a)     .975%(a)     .975%(a)     .975%(a)     .95%(a)
   Ratios of net investment
     income to average
     net assets ............    4.63%         4.49%        4.58%       4.75%        2.70%        2.31%        3.75%       6.04%

                            GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                            ---------------------------------------------
                                                 FOR THE PERIOD
                                                SEPTEMBER 30, 1988
                                   FOR THE        (COMMENCEMENT
                                  YEAR ENDED    OF OPERATIONS) TO
                                  AUGUST 31,        AUGUST 31,
                                     1990              1989
                                  ----------    ------------------
Net asset value,
   beginning of period .........   $   1.00           $   1.00
                                   --------           --------
Income from investment
   operations:
   Net investment income .......     0.0748             0.0725
   Net gains on securities
     (both realized
     and unrealized) ...........         --                 --
                                   --------           --------
       Total from
         investment
         operations ............     0.0748             0.0725
                                   --------           --------
Less distributions
   Dividends (from net
     investment income) ........    (0.0748)           (0.0725)
   Distributions (from
     capital gains) ............         --                 --
                                   --------           --------
       Total distributions .....    (0.0748)           (0.0725)
                                   --------           --------
Net asset value,
   end of period ...............   $   1.00           $   1.00
                                   ========           ========
Total Return ...................      7.74%            8.64%(b)
Ratios/Supplemental Data
   Net assets, end of
     period (000) ..............   $209,378           $ 66,281
   Ratios of expenses to
     average net assets ........     .95%(a)         .96%(a)(b)
   Ratios of net investment
     income to average
     net assets ................      7.48%            8.34%(b)

(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio would have been 1.10%, 1.09%, 1.10%, 1.13%, 1.17%, 1.18%, 1.12%, 1.13% and 1.17% for the years ended
    August  31,  1998,  1997,  1996,  1995,  1994,  1993,  1992,  1991 and 1990,
    respectively, and 1.40% annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares of the Government Obligations Money Market Portfolio.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Government Obligations Money Market Portfolio will be achieved.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares representing interests in the Portfolio. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

     MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans, which are assembled into pools, the interests on which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

     ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

     LENDING OF SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

YEAR 2000
--------------------------------------------------------------------------------
     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
     The Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The investment limitations summarized below may not be changed, however, without shareholder approval. (A more detailed description of the following investment limitations is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Portfolio may not:

         1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

         2. Borrow money, except from banks for temporary purposes, and except for reverse repurchase agreements, and then in an amount not exceeding 10% of the value of the Portfolio's total assets, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests where liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.)

         3. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

     GENERAL. Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428. Investors may purchase Shares through an account maintained by the investor with his brokerage firm (an "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Shares.

     All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after

12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Shares, depending on the terms of an investor's Account with his broker, the broker may charge investors Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker.

     Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

     A broker may offer investors maintaining Accounts the ability to purchase Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker.

     If a broker makes special arrangements under which orders for Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

     DIRECT PURCHASES. An investor may also make direct investments in Shares at any time through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to "Bedford Government Obligations Money Market" to Bedford Government Obligations Money Market Portfolio, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

     Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or Dealer wire Federal Funds to the Fund's custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

         B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank:

                  PNC Bank, N.A., Philadelphia, PA
                  ABA-0310-0005-3
                  FROM: (name of investor)
                  ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (name of Portfolio)
                  AMOUNT: (amount to be invested)

         C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

     For subsequent investments, an investor should follow steps A and B above.

     RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

                              REDEMPTION PROCEDURES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Shares through an Account may redeem Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading of the NYSE on a Business Day, the redemption will be effective as of the close of regular trading of the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     An investor's brokerage firm may also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request, to Bedford Government Obligations Money Market, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer
Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolio, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Fund's telephone transaction procedures include the following measures:
(1)  requiring  the  appropriate  telephone  transaction  privilege  forms;  (2)
requiring the caller to provide the names of the account owners, the account social security number and name of the portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading of the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cashed at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------
     The net asset value per share of each class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday, with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed, as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, subtracting the actual and accrued liabilities of such class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Portfolio is determined independently of any of the Fund's other classes.

     The Fund seeks to maintain for the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of the Fund and Portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. The Government Obligations Money Market Portfolio is one of these portfolios.

INVESTMENT ADVISER

     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC

Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     As investment adviser to the Portfolio, BIMC manages the Portfolio and is responsible for all purchases and sales of portfolio securities. In entering into transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreement between BIMC and RBB with respect to the Government Obligations Money Market Portfolio provides for BIMC to also assist generally in supervising the operations of such Portfolio, and to maintain the Portfolio's financial account and records. These administrative responsibilities have been delegated to PFPC, as described below.

     For the services provided to and expenses assumed by it for the benefit of the Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio.

     For the Fund's fiscal year ended August 31, 1998 the Fund paid investment advisory fees aggregating .30% of the average net assets of the Portfolio. For that same year, BIMC waived approximately .12% of the advisory fees payable with respect to the Portfolio.

     PNC Bank was formerly sub-adviser to the Portfolio and provided research, credit analysis and recommendations with respect to the Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by the Portfolio to BIMC. Such sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolio to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

ADMINISTRATOR

     Pursuant to its advisory agreement with the Fund with respect to the Government Obligations Portfolio, BIMC provides administrative services to the Portfolio, and is entitled to an administration fee, computed daily and payable monthly at .10% of average daily net assets of the Portfolio. BIMC has delegated to PFPC all of its accounting and administrative obligations under such advisory agreement. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Government Obligations Portfolio which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolio to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as distributor of the Shares pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

EXPENSES

     The expenses of the Portfolio are deducted from the total income of the Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The Bedford Class of the Fund pays its own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Bedford Class or if it received different services.

     The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing the Portfolio's expense ratio and of lowering yield to investors.

     For the Fund's fiscal year ended August 31, 1998, the Fund's total expenses were 1.10% of average net assets with respect to the Bedford Class of the Portfolio (not taking into account waivers and reimbursements of .125%).

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------
     The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plan of Distribution for the Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .60% of the average daily net assets of the Class on an annualized basis in any year. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to the Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor and the payments may exceed distribution expenses actually incurred.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
     Distributions from the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in the Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within this Portfolio vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreements entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD CLASS OF THE GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THIS PORTFOLIO.

     Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to the Portfolio with each other share that represents an interest in the Portfolio, even where a share has a different class designation than another share representing an interest in the Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                               -----------------
                                    CONTENTS

                                                                          PAGE
Introduction..........................................................      2
Financial Highlights..................................................      3
Investment Objective and Policies.....................................      5
Year 2000.............................................................      6
Investment Limitations................................................      7
Purchase and Redemption of Shares.....................................      7
Net Asset Value.......................................................     11
Management............................................................     11
Distribution of Shares................................................     13
Dividends and Distributions...........................................     14
Taxes.................................................................     14
Description of Shares.................................................     14
Other Information.....................................................     15

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

================================================================================

PROSPECTUS
THE BEDFORD FAMILY


MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------


DECEMBER 29, 1998

================================================================================

                               THE BEDFORD FAMILY
                                       OF
                               THE RBB FUND, INC.

     The three classes of common stock (each, a "Bedford Class") of The RBB Fund, Inc. (the "Fund"), an open-end management investment company, offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio and a U.S. Government obligations money market portfolio (together, the "Portfolios"). The investment objectives of each investment portfolio described in this Prospectus are as follows:

     MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

     MUNICIPAL MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

     GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     BlackRock Institutional Management Corporation serves as investment adviser for the Portfolios, PFPC Trust Company, serves as custodian for the Fund and PFPC Inc. serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------
     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. Each of the three classes of the Fund's shares (collectively, the "Bedford Shares" or "Shares") offered by this Prospectus represents interests in one of the following of such investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio.

     The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

     The MUNICIPAL MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

     The GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

     Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

     The Portfolios' investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PFPC Trust Company serves as custodian to the Fund and PFPC Inc. ("PFPC") serves as the administrator and the transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.

     An investor may purchase and redeem Shares of any of the Bedford Classes through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

     An investment in any of the Bedford Shares is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Any or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE
ANNUAL FUND OPERATING EXPENSES (BEDFORD CLASSES)
     AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

     The Fee Table below contains a summary of the annual operating expenses of the Bedford Classes of the Portfolios based on expenses incurred for the fiscal year ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

                                                                                                   GOVERNMENT
                                                                                   MUNICIPAL       OBLIGATIONS
                                                               MONEY MARKET      MONEY MARKET      MONEY MARKET
                                                                PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                               ------------      ------------      ------------

Management fees (after waivers)(1) ...........................        .23%              .08%             .30%
12b-1 fees ...................................................        .54               .58              .57
Other Expenses ...............................................        .20               .23             .105
                                                                      ---               ---             ----
Total Fund Operating Expenses (Bedford Classes)
   (after waivers)(1) ........................................        .97%              .89%            .975%
                                                                      ===               ===             ====

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio and Government Obligations Money Market Portfolio, Management Fees would be .36%, .34%, and .42%, respectively, and Total Fund Operating Expenses would be 1.10%, 1.15%, and 1.10%, respectively.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                       1 YEAR   3 YEARS    5 YEARS    10 YEARS
                                       ------   -------    -------    --------
Money Market*                            $10     $31         $54        $119
Municipal Money Market*                  $ 9     $28         $49        $110
Government Obligations Money Market*     $10     $31         $54        $120

* Other classes of these Portfolios are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Bedford Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term Shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Bedford Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to each class. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time a Portfolio advertises its "total return," "yield" and "effective yield." TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing such Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate.

     The total returns yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total returns yield on Shares of any of the Bedford Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in Bedford Shares are not reflected in the total returns yield of Shares of the Bedford Classes, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total returns yield on Shares of the Bedford Classes may differ from total returns yield on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The table below sets forth certain information concerning the investment results of the Bedford Classes representing interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998 are a part of the Fund's financial statements for each of the Portfolios, which are incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for each of the Portfolios for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. The financial data should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

                               THE BEDFORD FAMILY

THE RBB FUND, INC. FINANCIAL HIGHLIGHTS (c)
     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       MONEY MARKET PORTFOLIO
                            ------------------------------------------------------------------------------------------------------

                              FOR THE      FOR THE     FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                            AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                               1998         1997         1996         1995         1994         1993         1992         1991
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value,
   beginning of period ..... $   1.00    $     1.00   $     1.00    $   1.00     $   1.00     $   1.00     $   1.00    $   1.00
                             --------    ----------   ----------    --------     --------     --------     --------    ---------
Income from investment
   operations:
   Net investment income ...   0.0473        0.0462       0.0469      0.0486       0.0278       0.0243       0.0375       0.0629
   Net gains on securities
     (both realized
     and unrealized) .......       --            --           --          --           --           --       0.0007           --
                             --------    ----------   ----------    --------     --------     --------     --------    ---------
       Total from
         investment
         operations ........   0.0473        0.0462       0.0469      0.0486       0.0278       0.0243       0.0382       0.0629
                             --------    ----------   ----------    --------     --------     --------     --------    ---------
Less distributions
   Dividends (from net
     investment income) ....  (0.0473)      (0.0462)     (0.0469)    (0.0486)     (0.0278)     (0.0243)     (0.0375)     (0.0629)
   Distributions (from
     capital gains) ........       --            --           --          --           --           --      (0.0007)          --
                             --------    ----------   ----------    --------     --------     --------     --------    ---------
       Total distributions .  (0.0473)      (0.0462)     (0.0469)    (0.0486)     (0.0278)     (0.0243)     (0.0382)     (0.0629)
                             --------    ----------   ----------    --------     --------     --------     --------    ---------
Net asset value,
   end of period ........... $   1.00    $     1.00   $     1.00    $   1.00     $   1.00     $   1.00     $   1.00    $   1.00
                             ========    ==========   ==========    ========     ========     ========     ========    =========
Total Return ...............    4.84%         4.72%        4.79%       4.97%        2.81%        2.46%        3.89%        6.48%
Ratios/Supplemental Data
   Net assets, end of
     period (000) .......... $762,739    $1,392,911   $1,109,334    $935,821     $710,737     $782,153     $736,842     $747,530
   Ratios of expenses to
     average net assets ....   .97%(a)       .97%(a)      .97%(a)     .96%(a)      .95%(a)      .95%(a)      .95%(a)      .92%(a)
   Ratios of net investment
     income to average
     net assets ............    4.73%         4.62%        4.69%       4.86%        2.78%        2.43%        3.75%        6.29%

                                MONEY MARKET PORTFOLIO
                            ------------------------------
                                          FOR THE PERIOD
                                        SEPTEMBER 30, 1988
                             FOR THE       (COMMENCEMENT
                            YEAR ENDED   OF OPERATIONS) TO
                            AUGUST 31,       AUGUST 31,
                               1990            1989
                            ----------   -----------------
Net asset value,
   beginning of period ..... $   1.00         $   1.00
                             --------         --------
Income from investment
   operations:
   Net investment income ...   0.0765           0.0779
   Net gains on securities
     (both realized
     and unrealized) .......       --               --
                             --------         --------
       Total from
         investment
         operations ........   0.0765           0.0779
                             --------         --------
Less distributions
   Dividends (from net
     investment income) ....  (0.0765)         (0.0779)
   Distributions (from
     capital gains) ........       --               --
                             --------         --------
       Total distributions .  (0.0765)         (0.0779)
                             --------         --------
Net asset value,
   end of period ........... $   1.00         $   1.00
                             ========         ========
Total Return ...............    7.92%          8.81%(b)
Ratios/Supplemental Data
   Net assets, end of
     period (000) .......... $709,757         $152,311
   Ratios of expenses to
     average net assets ....   .92%(a)       .93%(a)(b)
   Ratios of net investment
     income to average
     net assets ............    7.65%          8.61%(b)

(a) Without the waiver of advisory and administration fees, and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.10%, 1.12%, 1.14%, 1.17%, 1.16%, 1.19%, 1.20%, 1.17% and 1.16% for the years ended August 31, 1998,  1997,  1996,  1995, 1994, 1993, 1992, 1991 and 1990,
    respectively, and 1.27% annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.

                               THE BEDFORD FAMILY

THE RBB FUND, INC. FINANCIAL HIGHLIGHTS (c)
     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 MUNICIPAL MONEY MARKET PORTFOLIO
                            -----------------------------------------------------------------------------------------------------



                              FOR THE      FOR THE     FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                            AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                               1998         1997         1996         1995         1994         1993         1992         1991
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value,
   beginning of period ..... $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                             --------     --------     --------     --------     --------     --------     --------     --------
Income from investment
   operations:
   Net investment income ...   0.0286       0.0285       0.0288       0.0297       0.0195       0.0195       0.0287       0.0431
   Net gains on securities
     (both realized
     and unrealized) .......       --           --           --           --           --           --           --           --
                             --------     --------     --------     --------     --------     --------     --------     --------
       Total from
         investment
         operations ........   0.0286       0.0285       0.0288       0.0297       0.0195       0.0195       0.0287       0.0431
                             --------     --------     --------     --------     --------     --------     --------     --------
Less distributions
   Dividends (from net
     investment income) ....  (0.0286)     (0.0285)     (0.0288)     (0.0297)     (0.0195)     (0.0195)     (0.0287)     (0.0431)
   Distributions (from
     capital gains) ........       --           --           --           --           --           --           --           --
                             --------     --------     --------     --------     --------     --------     --------     --------
       Total distributions .  (0.0286)     (0.0285)     (0.0288)     (0.0297)     (0.0195)     (0.0195)     (0.0287)     (0.0431)
                             --------     --------     --------     --------     --------     --------     --------     --------
Net asset value,
    end of period .......... $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                             ========     ========     ========     ========     ========     ========     ========     ========
Total Return ...............    2.97%        2.88%        2.92%        3.01%        1.97%        1.96%        2.90%        4.40%
Ratios/Supplemental Data
   Net assets, end of
     period (000) .......... $147,633     $213,034     $201,940     $198,425     $182,480     $215,577     $176,950     $215,140
   Ratios of expenses to
     average net assets ....   .89%(a)      .85%(a)      .84%(a)      .82%(a)      .77%(a)      .77%(a)      .77%(a)      .74%(a)
   Ratios of net investment
     income to average
     net assets ............    2.86%        2.85%        2.88%        2.97%        1.95%        1.95%        2.87%        4.31%

                            MUNICIPAL MONEY MARKET PORTFOLIO
                            --------------------------------
                                           FOR THE PERIOD
                                         SEPTEMBER 30, 1988
                             FOR THE        (COMMENCEMENT
                            YEAR ENDED    OF OPERATIONS) TO
                            AUGUST 31,        AUGUST 31,
                               1990             1989
                            ----------    -----------------
Net asset value,
   beginning of period ..... $   1.00         $   1.00
                             --------         --------
Income from investment
   operations:
   Net investment income ...   0.0522           0.0513
   Net gains on securities
     (both realized
     and unrealized) .......       --               --
                             --------         --------
       Total from
         investment
         operations ........   0.0522           0.0513
                             --------         --------
Less distributions
   Dividends (from net
     investment income) ....  (0.0522)         (0.0513)
   Distributions (from
     capital gains) ........       --               --
                             --------         --------
       Total distributions .  (0.0522)         (0.0513)
                             --------         --------
Net asset value,
    end of period .......... $   1.00         $   1.00
                             ========         ========
Total Return ...............    5.35%          5.72%(b)
Ratios/Supplemental Data
   Net assets, end of
     period (000) .......... $195,566         $ 85,806
   Ratios of expenses to
     average net assets ....   .75%(a)       .33%(a)(b)
   Ratios of net investment
     income to average
     net assets ............    5.22%          5.70%(b)

(a) Without the waiver of advisory and administration fees, and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 1.15%, 1.14%, 1.12%, 1.14%, 1.12%,1.16%, 1.15%, 1.13% and 1.14% for the
    years ended August 31, 1998,  1997,  1996,  1995, 1994, 1993, 1992, 1991 and
    1990, respectively, and 1.27% annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.

                               THE BEDFORD FAMILY

THE RBB FUND, INC. FINANCIAL HIGHLIGHTS (c)
     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                            ------------------------------------------------------------------------------------------------------



                              FOR THE      FOR THE     FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                            AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                               1998         1997         1996         1995         1994         1993         1992         1991
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value,
   beginning of period ..... $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                             --------     --------     --------     --------     --------     --------     --------     --------
Income from investment
   operations:
   Net investment income ...   0.0463       0.0449       0.0458       0.0475       0.0270       0.0231       0.0375       0.0604
   Net gains on securities
     (both realized
     and unrealized) .......       --           --           --           --           --           --       0.0009           --
                             --------     --------     --------     --------     --------     --------     --------     --------
       Total from
         investment
         operations ........   0.0463       0.0449       0.0458       0.0475       0.0270       0.0231       0.0384       0.0604
                             --------     --------     --------     --------     --------     --------     --------     --------
Less distributions
   Dividends (from net
     investment income) ....  (0.0463)     (0.0449)     (0.0458)     (0.0475)     (0.0270)     (0.0231)     (0.0375)     (0.0604)
   Distributions (from
     capital gains) ........       --           --           --           --           --           --      (0.0009)          --
                             --------     --------     --------     --------     --------     --------     --------     --------
       Total distributions .  (0.0463)     (0.0449)     (0.0458)     (0.0475)     (0.0270)     (0.0231)     (0.0384)     (0.0604)
                             --------     --------     --------     --------     --------     --------     --------     --------
Net asset value,
   end of period ........... $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                             ========     ========     ========     ========     ========     ========     ========     ========
Total Return ...............    4.74%        4.59%        4.68%        4.86%        2.73%        2.33%        3.91%        6.21%
Ratios/Supplemental Data
   Net assets, end of
     period (000) .......... $128,447     $209,715     $192,599     $163,398     $166,418     $213,741     $225,101     $368,899
   Ratios of expenses to
     average net assets ....  .975%(a)     .975%(a)     .975%(a)     .975%(a)     .975%(a)     .975%(a)     .975%(a)      .95%(a)
   Ratios of net investment
     income to average
     net assets ............    4.63%        4.49%        4.58%        4.75%        2.70%        2.31%        3.75%        6.04%

                            GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                            ---------------------------------------------
                                                  FOR THE PERIOD
                                                SEPTEMBER 30, 1988
                                     FOR THE       (COMMENCEMENT
                                    YEAR ENDED   OF OPERATIONS) TO
                                    AUGUST 31,       AUGUST 31,
                                       1990            1989
                                    ----------   -----------------
Net asset value,
   beginning of period ...........   $   1.00         $   1.00
                                     --------         --------
Income from investment
   operations:
   Net investment income .........     0.0748           0.0725
   Net gains on securities
     (both realized
     and unrealized) .............         --               --
                                     --------         --------
       Total from
         investment
         operations ..............     0.0748           0.0725
                                     --------         --------
Less distributions
   Dividends (from net
     investment income) ..........    (0.0748)         (0.0725)
   Distributions (from
     capital gains) ..............         --               --
                                     --------         --------
       Total distributions .......    (0.0748)         (0.0725)
                                     --------         --------
Net asset value,
   end of period .................   $   1.00         $   1.00
                                     ========         ========
Total Return .....................      7.74%          8.64%(b)
Ratios/Supplemental Data
   Net assets, end of
     period (000) ................   $209,378         $ 66,281
   Ratios of expenses to
     average net assets ..........     .95%(a)       .96%(a)(b)
   Ratios of net investment
     income to average
     net assets ..................      7.48%          8.34%(b)

(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio would have been 1.10%, 1.09%, 1.10%, 1.13%, 1.17%, 1.18%, 1.12%, 1.13% and 1.17% for the years ended
    August  31,  1998,  1997,  1996,  1995,  1994,  1993, 1992, 1991  and  1990,
    respectively, and 1.40% annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO

     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the Portfolio will achieve its investment objective. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

     BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

     Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

     VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

     ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

     GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

     MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies -Municipal Money Market Portfolio -- Municipal Obligations."

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5)
securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.

                        MUNICIPAL MONEY MARKET PORTFOLIO

     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities, the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.

     MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

     The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state,
(ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

     TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of, payments received by the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

     WHEN-ISSUED   SECURITIES.   The  Portfolio  may  also  purchase   portfolio
securities on a "when-issued" basis as described under "Investment Objectives and Policies -- Money Market Portfolio -- When-Issued Securities."

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio as described under "Investment Objectives and Policies -- Money Market Portfolio -- Stand-By Commitments."

     ELIGIBLE SECURITIES. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies -- Money Market Portfolio -- Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.

                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Portfolio will be achieved.

     Due to fluctuations in interest rates, the market values of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a more complete description of repurchase agreements, see "Investment Objectives and Policies -- Money Market Portfolio -- Repurchase Agreements."

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions and to meet redemptions. For a more complete description of reverse repurchase agreements, see "Investment Objectives and Policies -- Money Market Portfolio -- Reverse Repurchase Agreements."

     MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. The Fund may also acquire asset-backed securities as described under "Investment Objectives and Policies -- Money Market Portfolio -- Asset Backed Securities."

     LENDING OF SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio -- Illiquid Securities" and "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.

YEAR 2000
--------------------------------------------------------------------------------
     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
     The Money Market, Municipal Money Market and Government Obligations Money Market Portfolios' respective investment objectives and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations (except as noted) without such a vote of their respective shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Portfolios may not borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

     The Money Market and Municipal Money Market Portfolios may not:

         1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

     The Money Market Portfolio may not:

         1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

         2. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

         1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that
     (i) if rated by more than one Rating  Organization,  are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

         2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

         3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

     The Municipal Money Market Portfolio may not:

         1. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in obligations at the time of purchase to be invested in issuers in the same industry.

     In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

     The Government Obligations Money Market Portfolio may not:

         1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

         2. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not

     (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

     GENERAL. Bedford Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, West Conshohocken, Pennsylvania. Investors may purchase Bedford Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Bedford Shares.

     All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Fund by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the closed of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker. In such event, beneficial ownership of Bedford Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investment Account requirements. Even if a broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker, and this Prospectus should be read in conjunction with any information received from a broker. Shareholders whose shares are held in the street name account of a broker and who desire to transfer such shares to the street name account of another broker should contact their current broker.

     A broker may offer investors maintaining Accounts the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Shares of the Bedford Class designated by the investor as the "Primary Bedford Class" for his Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation of the Primary Bedford Class at any time by so instructing his broker.

     If a broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

     DIRECT PURCHASES. An investor may also make direct investments at any time in any Bedford Class he selects through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor may make an initial investment in any of the Bedford Classes by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Portfolio in which he wishes to invest, and mailing it, together with a check payable to "The Bedford Family" to the Bedford Family, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. The check must specify the name of the Portfolio for which shares are being purchased. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

     Provided that the investment is at least $2,500, an investor may also purchase Shares in any of the Bedford Classes by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PFPC Trust Company. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

     A. Telephone the Fund's transfer agent, PFPC, toll-free (800)533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, the Bedford Class selected, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

     B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank.

         PNC Bank, N.A., Philadelphia, PA
         ABA-0310-0005-3.
         FROM: (name of investor)
         ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (name of the Portfolio)
         AMOUNT: (amount to be invested)

     C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

     For subsequent investments, an investor should follow steps A and B above.

     RETIREMENT PLANS. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

                              REDEMPTION PROCEDURES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Bedford Shares through an Account may redeem Bedford Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     An investor's brokerage firm may also redeem each day a sufficient number of Shares of the Primary Bedford Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to The Bedford Family c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Distributor, the Portfolios, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Fund's telephone transaction procedures include the following measures:
(1)  requiring  the  appropriate  telephone  transaction  privilege  forms;  (2)
requiring the caller to provide the names of the account owners, the account social security number and name of the portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities deal-
ers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------
     The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the proportionate interest of each class in the value of the securities, cash and other assets of the Portfolio, subtracting the accrued and actual liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.

     The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. Each of the Bedford Classes represents interests in one of the following portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio.

INVESTMENT ADVISER

     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreements between BIMC and RBB, with respect to the Money Market and Government Obligations Money Market Portfolios, respectively, provide for BIMC to also assist generally in supervising the operations of such Portfolios, and to maintain such Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC as described below.

     For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

     For the services provided and expenses assumed by it with respect to the Municipal Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and
 .25% of net assets in excess of $500 million.

     BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.

     For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% of the average net assets of the Money Market Portfolio, .08% of the average net assets of the Municipal Money Market Portfolio and .30% of the average net assets of the Government Obligations Money Market Portfolio. For that same year, BIMC waived approximately .12%, .26% and
 .12% of average net assets of the Money Market Portfolio, Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio, respectively.

     PNC Bank was formerly sub-adviser to the Money Market, Municipal Money Market and Government Obligations Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by such Portfolios to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

ADMINISTRATOR

     PFPC serves as the administrator for the Municipal Money Market Portfolio and generally assists the Portfolio in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of the Portfolio. Pursuant to its advisory agreements with the Fund with respect to the Money Market and Government Obligations Money Market Portfolios, BIMC provides administrative services to such Portfolios pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreements. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market and Government Obligations Money Market Portfolios which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolios to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

     PFPC Trust Company of PFPC, an indirect wholly owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's Custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with Dealers for the provision of certain shareholder support services to customers of such Dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as Distributor of the Shares of each of the Bedford Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

EXPENSES

     The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The Bedford Classes of the Fund pay their own distribution fees and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Class or if they receive different services.

     The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.

     For the Fund's fiscal year ended August 31, 1998, the Fund's total expenses were 1.10% of the average net assets with respect to the Bedford Class of the Money Market Portfolio (not taking into account waivers of .13%), were 1.15% of the average net assets with respect to the Bedford Class of the Municipal Money Market Portfolio (not taking into account waivers of .26%) and were 1.10% of the average net assets with respect to the Bedford Class of the Government Obligations Money Market Portfolio (not taking into account waivers of .125%).

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------
     The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of .60% of the average daily net assets of the relevant Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Bedford Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker/dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant
Class  serviced  by  such  financial  institutions.  The  Distributor  may  also reimburse broker/dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or broker/dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

     Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Bedford Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
     Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Distributions from the Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolio's investments, that a portion of the Portfolio's distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

     Although distributions from the Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in each of its Money Market, Municipal Money Market and Government Obligations Money Market Portfolios to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEDFORD CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET AND GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BEDFORD CLASSES OF THESE PORTFOLIOS.

     Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all of the classes of the Fund.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

================================================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              --------------------
                                    CONTENTS
                                                                           PAGE
Introduction ...........................................................      2
Financial Highlights ...................................................      4
Investment Objectives and Policies .....................................      8
Year 2000 ..............................................................     13
Investment Limitations .................................................     13
Purchase and Redemption of Shares ......................................     15
Net Asset Value ........................................................     18
Management .............................................................     19
Distribution of Shares .................................................     21
Dividends and Distributions ............................................     22
Taxes ..................................................................     22
Description of Shares ..................................................     22
Other Information ......................................................     23


INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

================================================================================

================================================================================
                                CASH PRESERVATION
                                   PORTFOLIOS
                                 [LOGO OMITTED]

                                       OF
                               THE RBB FUND, INC.



                             MONEY MARKET PORTFOLIO
                                       AND
                             MUNICIPAL MONEY MARKET
                                    PORTFOLIO


                                   Prospectus
                                December 29, 1998

================================================================================

                                CASH PRESERVATION
                                   PORTFOLIOS
                                 [LOGO OMITTED]

                          CASH PRESERVATION PORTFOLIOS
                                       OF
                               THE RBB FUND, INC.

     The Cash Preservation Portfolios consist of two classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. The shares of the Cash Preservation Classes offered by this Prospectus represent interests in a taxable money market portfolio and a municipal money market portfolio. The investment objectives of each investment portfolio described in this Prospectus are as follows:

     MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

     MUNICIPAL MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     BlackRock Institutional Management Corporation serves as investment adviser for these Portfolios and PFPC Trust Company serves as custodian for the Fund. PFPC Inc. serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------
     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. Each of the two classes (collectively, the "Cash
Preservation Classes") of the Fund's shares ("Cash Preservation Shares" or "Shares") offered by this Prospectus represents interests in one of the following of such investment portfolios: the Money Market Portfolio and the Municipal Money Market Portfolio (together, the "Portfolios").

     The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of U.S. dollar denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets.

     The MUNICIPAL MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective, the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

     Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

     The Portfolios' investment adviser is Blackrock Institutional Management Corporation ("BIMC"). PFPC Trust Company serves as custodian to the Fund, and PFPC Inc. ("PFPC") serves as the administrator to the Portfolios and the transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's Shares.

     An investor may purchase Shares of either of the Cash Preservation Classes by mail, bank wire or by payment from insurance policies. An investor may redeem Shares of either of the Cash Preservation Classes by mail, Fund check, or by telephone. For more detailed information of how to purchase or redeem Cash Preservation Shares, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."

     An investment in either of the Cash Preservation Classes is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Either or both of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of securities on a "when-issued" or "forward commitment" basis and the purchase of stand-by commitments. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

FEE TABLE

     The Fee Table below contains a summary of the annual operating expenses of the Cash Preservation Classes of the Portfolios based on expenses incurred for the fiscal year ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (CASH PRESERVATION CLASSES)
     AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS                                                    MUNICIPAL
                                                                                 MONEY MARKET     MONEY MARKET
                                                                                   PORTFOLIO        PORTFOLIO
                                                                                 ------------     ------------

Management fees (after waivers)(1)                                                    .24%             .08%
12b-1 fees(1)                                                                         .40              .40
Other Expenses (after waivers)(1)                                                     .31              .50
                                                                                      ---              ---
Total Fund Operating Expenses (Cash Preservation Classes) (after waivers)(1)          .95%             .98%
                                                                                      ===              ===

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio and Municipal Money Market Portfolio, Management Fees would be .36% and .34%, respectively, Other Expenses would be 9.08% and 22.41%, respectively, and Total Fund Operating Expenses would be 9.84% and 23.15% respectively.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                  1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                  ------     -------     -------    --------
Money Market*.................      $10       $30          $53        $117
Municipal Money Market*.......      $10       $31          $54        $120

* Other classes of these Portfolios are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Cash Preservation Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Cash Preservation Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to each class. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Portfolios. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time a Portfolio advertises its "total return," "yield" and "effective yield." TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing such Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate.

     The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares of either of the Cash Preservation Classes will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in the Cash Preservation Classes are not reflected in the total return and yields of the Cash Preservation Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Cash Preservation Classes may differ from the total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The table below sets forth certain information concerning the investment results of the Cash Preservation Classes representing interests in the Money Market and Municipal Money Market Portfolios for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998 are part of the Fund's financial statements for each of the Portfolios, which have been incorporated by reference into the
Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for each of the Portfolios for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. The financial data should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

CASH PRESERVATION CLASSES

                            CASH PRESERVATION FAMILY
                               THE RBB FUND, INC.
FINANCIAL HIGHLIGHTS (c)
     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       MONEY MARKET PORTFOLIO
                            -----------------------------------------------------------------------------------------------------


                              FOR THE      FOR THE     FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                            AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                               1998         1997         1996         1995         1994         1993         1992         1991
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value,
   beginning of period ..... $   1.00     $   1.00      $   1.00    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                             --------     --------      --------    --------     --------     --------     --------     --------
Income from investment
   operations:
   Net investment income ...   0.0474       0.0464        0.0471      0.0487       0.0278       0.0243       0.0375       0.0626
   Net gains on securities
     (both realized
     and unrealized) .......       --           --            --          --           --           --       0.0007           --
                             --------     --------      --------    --------     --------     --------     --------     --------
       Total from
         investment
         operations ........   0.0474       0.0464        0.0471      0.0487       0.0278       0.0243       0.0382       0.0626
                             --------     --------      --------    --------     --------     --------     --------     --------
Less distributions
   Dividends (from net
     investment income) ....  (0.0474)     (0.0464)      (0.0471)    (0.0487)     (0.0278)     (0.0243)     (0.0375)     (0.0626)
   Distributions (from
     capital gains) ........       --           --            --          --           --           --      (0.0007)          --
                             --------     --------      --------    --------     --------     --------     --------     --------
       Total distributions .  (0.0474)     (0.0464)      (0.0471)    (0.0487)     (0.0278)     (0.0243)     (0.0382)     (0.0626)
                             --------     --------      --------    --------     --------     --------     --------     --------
Net asset value,
    end of period .......... $   1.00     $   1.00      $   1.00    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                             ========     ========      ========    ========     ========     ========     ========     ========
Total Return ...............    4.86%        4.74%         4.81%       4.98%        2.81%        2.46%        3.89%        6.45%
Ratios/Supplemental Data
   Net assets, end of
     period (000) .......... $    226     $    242      $    202    $    236     $    231     $  1,229     $  1,233     $  1,412
   Ratios of expenses to
     average net assets ....   .95%(a)      .95%(a)       .95%(a)     .95%(a)      .95%(a)      .95%(a)      .95%(a)      .95%(a)
   Ratios of net investment
     income to average
     net assets ............    4.74%        4.64%         4.71%       4.87%        2.78%        2.43%        3.75%        6.26%

                                  MONEY MARKET PORTFOLIO
                            --------------------------------
                                            FOR THE PERIOD
                                          SEPTEMBER 30, 1988
                              FOR THE        (COMMENCEMENT
                             YEAR ENDED    OF OPERATIONS) TO
                             AUGUST 31,         AUGUST 31,
                                1990               1989
                            ----------    ------------------
Net asset value,
   beginning of period .....  $  1.00            $   1.00
                              -------            --------
Income from investment
   operations:
   Net investment income ...   0.0763              0.0780
   Net gains on securities
     (both realized
     and unrealized) .......       --                  --
                              -------            --------
       Total from
         investment
         operations ........   0.0763              0.0780
                              -------            --------
Less distributions
   Dividends (from net
     investment income) ....  (0.0763)            (0.0780)
   Distributions (from
     capital gains) ........       --                  --
                              -------            --------
       Total distributions .  (0.0763)            (0.0780)
                              -------            --------
Net asset value,
    end of period ..........  $  1.00            $   1.00
                              =======            ========
Total Return ...............    7.90%             8.81%(b)
Ratios/Supplemental Data
   Net assets, end of
     period (000) ..........  $ 1,799            $  2,213
   Ratios of expenses to
     average net assets ....   .94%(a)             .95%(a)(b)
   Ratios of net investment
     income to average
     net assets ............    7.63%             8.59%(b)

(a) Without the waiver of advisory and transfer agency fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 9.84%, 10.68%, 12.08%, 9.34%, 2.52%, 2.25%, 2.30%, 2.13% and 1.69% for the years ended August 31, 1998,  1997,  1996,  1995, 1994, 1993, 1992, 1991 and 1990,
    respectively, and 1.59% annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Cash Preservation Class of Shares within the Portfolio.

CASH PRESERVATION CLASSES

                            CASH PRESERVATION FAMILY
                               THE RBB FUND, INC.
FINANCIAL HIGHLIGHTS (c)
     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 MUNICIPAL MONEY MARKET PORTFOLIO
                            -----------------------------------------------------------------------------------------------------


                              FOR THE      FOR THE     FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                            AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                               1998         1997         1996         1995         1994         1993         1992         1991
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value,
   beginning of period ....  $   1.00     $   1.00     $  1.00      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                             --------     --------     -------      --------     --------     --------     --------     --------
Income from investment
   operations:
   Net investment income ..    0.0274       0.0272      0.0274        0.0281       0.0174       0.0174       0.0266       0.0408
   Net gains on securities
     (both realized
     and unrealized) ......        --           --          --            --           --           --           --           --
                             --------     --------     -------      --------     --------     --------     --------     --------
       Total from
         investment
         operations .......    0.0274       0.0272      0.0274        0.0281       0.0174       0.0174       0.0266       0.0408
                             --------     --------     -------      --------     --------     --------     --------     --------
Less distributions
   Dividends (from net
     investment income) ...   (0.0274)     (0.0272)    (0.0274)      (0.0281)     (0.0174)     (0.0174)     (0.0266)     (0.0408)
   Distributions (from
     capital gains) .......        --           --          --            --           --           --           --           --
                             --------     --------     -------      --------     --------     --------     --------     --------
       Total distributions    (0.0274)     (0.0272)    (0.0274)      (0.0281)     (0.0174)     (0.0174)     (0.0266)     (0.0408)
                             --------     --------     -------      --------     --------     --------     --------     --------
Net asset value,
    end of period .........  $   1.00     $   1.00     $  1.00      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                             ========     ========     =======      ========     ========     ========     ========     ========
Total Return ..............     2.82%        2.76%       2.78%         2.84%        1.75%        1.75%        2.69%        4.16%
Ratios/Supplemental Data
   Net assets, end of
     period (000) .........  $     92     $     97     $   116      $    161     $    201     $    157     $    214     $    281
   Ratios of expenses to
     average net assets ...    .98%(a)      .98%(a)     .98%(a)       .98%(a)      .98%(a)      .98%(a)      .98%(a)      .97%(a)
   Ratios of net investment
     income to average
     net assets ...........     2.78%        2.72%       2.74%         2.81%        1.74%        1.74%        2.66%        4.08%

                            MUNICIPAL MONEY MARKET PORTFOLIO
                            --------------------------------
                                           FOR THE PERIOD
                                         SEPTEMBER 30, 1988
                             FOR THE       (COMMENCEMENT
                            YEAR ENDED    OF OPERATIONS) TO
                            AUGUST 31,       AUGUST 31,
                               1990             1989
                            ----------   -----------------
Net asset value,
   beginning of period ..... $   1.00         $   1.00
                             --------         --------
Income from investment
   operations:
   Net investment income ...   0.0499           0.0497
   Net gains on securities
     (both realized
     and unrealized) .......       --               --
                             --------         --------
       Total from
         investment
         operations ........   0.0499           0.0497
                             --------         --------
Less distributions
   Dividends (from net
     investment income) ....  (0.0499)         (0.0497)
   Distributions (from
     capital gains) ........       --               --
                             --------         --------
       Total distributions .  (0.0499)         (0.0497)
                             --------         --------
Net asset value,
    end of period .......... $   1.00         $   1.00
                             ========         ========
Total Return ...............    5.11%          5.53%(b)
Ratios/Supplemental Data
   Net assets, end of
     period (000) .......... $    236         $     36
   Ratios of expenses to
     average net assets ....   .98%(a)          .94%(a)(b)
   Ratios of net investment
     income to average
     net assets ............    4.99%          5.49%(b)

(a) Without the waiver of advisory, administration and transfer agency fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 23.15% 26.58%, 19.20%, 10.80%, 11.52%, 8.95%, 5.91%, 5.59%
    and 15.08% for the years ended  August 31, 1998,  1997,  1996,  1995,  1994,
    1993, 1992, 1991 and 1990, respectively, and 51.02% annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Cash Preservation Class of Shares within the Portfolio.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO

     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the Portfolio will achieve its investment objective. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

     BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organizations") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

     Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

     VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

     ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

     GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

     MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

                        MUNICIPAL MONEY MARKET PORTFOLIO

     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest").There is no assurance that the investment objective of the Portfolio will be achieved.

     MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

     The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source, such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state,
(ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

     TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

     WHEN-ISSUED   SECURITIES.   The  Portfolio  may  also  purchase   portfolio
securities on a "when-issued" basis as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

     ELIGIBLE SECURITIES. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio--Eligible Securities" and "Investment Objectives and Policies in the Statement of Additional Information."

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities. For a more complete description of illiquid securities, see "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

YEAR 2000
--------------------------------------------------------------------------------
     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
     The Money Market and Municipal Money Market Portfolios' investment objectives and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations (except as noted) without such a vote of their respective shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Portfolios may not:

         1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of a Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

         2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of a Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowing in excess of 5% of a Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling a Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

     The Money Market Portfolio may not:

         1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

         2. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

         1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities,
     (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and
     (iv) above will be approved or ratified by the Board of Directors.

         2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

         3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

     The Municipal Money Market Portfolio may not:

         1. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested at the time of purchase in obligations of issuers in the same industry.

     In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

     Cash Preservation Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania. Investors may purchase Cash Preservation Shares by mail, wire or exchange from another Cash Preservation Class as described below. The minimum initial investment in each Portfolio is $1,000. Subsequent investments must be at least $100 ($1,000 if the investment is transmitted by wire). The Fund reserves the right to reject any purchase order.

     Shareholders whose shares are held in the street name account of a broker/dealer and who desire to transfer such shares to the street name account of another broker/dealer should contact their current broker/dealer.

     Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Fund by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

INITIAL INVESTMENT

     BY MAIL--You may purchase Shares in either of the Cash Preservation Classes by mail by completing and signing the attached application (the "Application"), specifying the Portfolio in which you wish to invest, and mailing it, together with a check payable to the order of "Cash Preservation" to Cash Preservation Portfolios, c/o PFPC, P.O. Box 8916, Wilmington, Delaware 19899. The check must also specify the name of the Portfolio in which you wish to invest. An Application will be returned to an investor unless it contains the name of the Authorized Dealer from whom it was obtained.

     BY BANK WIRE--You may purchase Shares in either of the Cash Preservation Classes by having your bank wire Federal Funds to the Fund's custodian, PFPC Trust Company. Your bank may impose a charge for this service. The Fund currently does not charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, it is important that you follow these steps:

     A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 430-9618 and provide your name, address, telephone number, Social Security or Tax Identification Number, the Cash Preservation Class selected, the amount being wired, and by which bank. PFPC will then provide you with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

     B. Instruct your bank to wire the specified amount, together with your assigned account number, to the custodian:

         PFPC Trust Company, Wilmington, DE
         ABA-0310-0005-3.
         FROM: (name of investor)
         ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (name of the Portfolio)
         AMOUNT: (amount to be invested)

     C. Complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application. An Application will be returned to an investor unless it contains the name of the Authorized Dealer (a dealer who has entered into a dealer agreement with the Distributor) from whom it was obtained generally.

     Federal Funds must be received by PFPC by 12:00 noon Eastern Time for it to process an order as of 12:00 noon on such day. Federal Funds received after 12:00 noon but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Business Day will be processed as of the close of regular trading on the NYSE on that Business Day but the Shares acquired will not be entitled to receive dividends declared on such Business Day. Federal Funds received after the close of regular trading on the NYSE on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     BY PAYMENT FROM INSURANCE POLICIES--If you are a recipient of certain insurance policy payments, you may purchase Shares by completing and signing an Application, including the section which authorizes your insurance company to forward policy payments to the Cash Preservation Class indicated on the Application, and mailing it to PFPC at the address shown thereon. An Application will be returned to an investor unless it contains the name of the Authorized Dealer from whom it was obtained.

     Cash Preservation Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or an Authorized Dealer. To determine whether the benefits of an IRA are available and/or appropriate, an investor should consult with a tax adviser.

SUBSEQUENT INVESTMENTS

     Once an account  has been  opened,  additional  investments  may be made by
mail,  wire,  exchange,   or  the  automatic  investment  program.  The  minimum
subsequent investment is $100 ($1,000 if payment is by wire).

     BY MAIL--Payment may be made by check or a Federal Reserve Draft payable to the order of "Cash Preservation." The check or draft must also specify the name of the Portfolio in which you wish to invest. Mail your payment to Cash Preservation c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System.

     BY BANK WIRE--Follow steps A and B above given under "Initial Investment -- By Bank Wire."

     BY EXCHANGE--Follow the procedures given under "Redemption and Exchange of Shares -- Exchange Privilege" below.

     BY AUTOMATIC INVESTING--Additional investments may be made automatically by authorizing PFPC to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call PFPC at (800) 430-9618 to obtain the appropriate form.

                        REDEMPTION AND EXCHANGE OF SHARES

     Redemption orders are effected at the net asset value per Share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     BY MAIL--An investor may redeem any number of Shares by sending a written request, together with any share certificates issued to the investor, to the Fund's transfer agent, PFPC, P.O. Box 8916, Wilmington, Delaware 19899
Attention: Cash Preservation Portfolios. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed according to the procedures described below under "Exchange Privilege."

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                                        CASH PRESERVATION PORTFOLIOS NEW ACCOUNT APPLICATION
               Mail completed application to: PFPC - Attention: Cash Preservation, P.O. Box 8916, Wilmington, DE 19899

----------------   -----------------------------------------------------------------------------------------------------------------
1                  PLEASE PRINT                                                                             / / Individual
Registration       _______________________________________________________________________________________  / / Joint Tenant
----------------   Owner                                                                                    / / Custodian
                   _______________________________________________________________________________________  / / UGMA__(State)
                   Co-owner*, minor, trust                                                                  / / Trust
                   _______________________________________________________________________________________  / / Corporation
                   Street Address                                                                           / / Other___________
                   _______________________________________________________________________________________
                   City                                                        State           Zip Code

                   * For joint registration, both must sign. The registration will be as joint tenants with the right of survivorship and not as tenants in common, unless otherwise stated.

----------------   -----------------------------------------------------------------------------------------------------------------
2                  Total amount invested (minimum of $1,000 per portfolio) ___________________
Investments        MONEY MARKET PORTFOLIO $ ___________________      MUNICIPAL MONEY MARKET PORTFOLIO  $ ___________________
----------------   / / BY CHECK.  Made payable to "Cash Preservation."
                   / / BY WIRE.  Call PFPC Inc. ("PFPC") directly at (800) 430-9618 to obtain a Fund account number and for further instructions. Then, fill in your new fund account number ___________________ .
                   / / BY PAYMENT FROM INSURANCE POLICY.  Recipients of certain insurance policy payments may purchase shares by authorizing and directing the issuing insurance company to forward payments to the fund. Complete the
                       "Payment Authorization Form" at the bottom of this application.

----------------   -----------------------------------------------------------------------------------------------------------------
3                  Under  penalties  of perjury,  I certify  with my  signature  below that the number  shown in this section of the
Taxpayer           application is my correct taxpayer  identification  number and that I am not subject to backup  withholdings as a
Identification     result of a failure to report all interest or dividends,  or the Internal  Revenue Service has notified me that I
-----------------  am no longer subject to backup withholding.
                   If you are subject to backup withholding, check the box in front of the following statement.
                   / / The Internal Revenue Service has notified me that I am subject to backup withholding.

                   __________________________________  or __________________________________  or   _________________________________
                      (Owner's Social Security Number)        (Tax Identification Number)          (Minor's Social Security Number)

----------------   -----------------------------------------------------------------------------------------------------------------
4                  A. DIVIDEND ELECTION
Options            Unless you elect otherwise, all dividends will be automatically reinvested in additional shares. If you prefer to be paid in cash each month, check the appropriate box below.
                   / / Pay all dividends in cash.
----------------   / / I request the above distributions be sent to the special payee whose address is specified in Section B below.

B.  WITHDRAWAL BY TELEPHONE
If you wish to have the convenience of making  withdrawals by telephone  without  obtaining the usual signature  guarantees,  please furnish the information  below.  Then, when you wish to withdraw funds,  all you need to do is call PFPC toll-free at (800) 430-9618 and they will process your request.  SHAREHOLDERS  HOLDING SHARE  CERTIFICATES  ARE NOT ELIGIBLE FOR THE SYSTEMATIC  WITHDRAWAL PLAN
BECAUSE SHARE  CERTIFICATES MUST ACCOMPANY ALL WITHDRAWAL  REQUESTS.  It is understood that neither PFPC nor the Fund will be liable for any loss, liability, cost or expense for acting upon such instructions.

Name in which bank account is established____________________________________________ Bank account number __________________________


      Transit Number  _________________  Full name of commercial bank (not savings bank) ___________________________________________

      Address ___________________________________  City _________________________________________  State ______  Zip _______________

C.  TELEPHONE EXCHANGE

Your account will  automatically  provide for telephone  exchange of shares of one class for shares of another class. Then, when you wish to exchange shares,  all you need to do is call PFPC Inc.  ("PFPC"),  toll-free at (800) 430-9618.  SHAREHOLDERS  HOLDING SHARE
CERTIFICATES,  HOWEVER,  MAY NOT EXCHANGE SHARES BY TELEPHONE BECAUSE SHARE CERTIFICATES MUST ACCOMPANY ALL EXCHANGE  REQUESTS.  The
same registration and address will be used as listed on this form under  "Registration."  It is understood that neither PFPC nor the
Fund will be liable for any loss,  liability,  cost or  expense  for  following  the  procedures  described  below or for  following instructions  communicated by telephone that if reasonably believes to be genuine.
IF YOU DO NOT WISH THIS PRIVILEGE, PLEASE CHECK THIS BOX. / /

The Fund's telephone  transaction  procedures include the following measures:  (1) requiring the appropriate  telephone  transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund,  all of which must match the Fund's  records;  (3) requiring  the Fund's  service  representative  to complete a telephone transaction  form,  listing all of the above caller  identification  information;  (4) permitting  exchanges only if the two account registrations  are identical;  (5) requiring that  redemption  proceeds be sent only by check to the account owners of record at the address of record,  or by wire only to the owners of record at the bank account of record;  (6) sending a written  confirmation  for each  telephone  transaction  to the owners of record at the  address  of record  within  five (5)  business  days of the call;  and maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions.

For accounts held of record by a broker-dealer, trustee, custodian or other agent, additional documentation or information regarding the scope of a caller's authority is required.  Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

D.  ADDITIONAL EXCHANGE PRIVILEGE
/ / I accept the Additional Exchange provisions on the reverse side of this Application with respect to the Participating Classes.

                                          --------------------------------------
                                                        (Signature)
E. AUTOMATIC INVESTING
This program provides for investments to be made  automatically,  by authorizing  PFPC to withdraw funds from your bank account.  An initial minimum  investment of $1,000,  and subsequent  investment of at least $100 are required.  The program  requires  additional information so that PFPC may contact your bank to make sure the arrangement is properly established.
/ / Check here and the proper form will be sent to you.

F. FREE CHECK WRITING PRIVILEGE
/ / Check box if you wish to take advantage of the Free Check Writing  Privilege. SHAREHOLDERS  HOLDING SHARE  CERTIFICATES  ARE NOT
ELIGIBLE FOR CHECK WRITING PRIVILEGES BECAUSE SHARE  CERTIFICATES MUST ACCOMPANY ALL TRANSACTION  REQUESTS.  If you have checked the box above,  please be sure to complete the signature card below. Your checkbook should arrive within three to four weeks. A separate checkbook is issued for each Cash Preservation Portfolio.

                                         PLEASE TURN OVER TO COMPLETE APPLICATION.

------------------------------------------------------------------------------------------------------------------------------------
                                             CASH PRESERVATION PORTFOLIOS SIGNATURE CARD

                   Complete only if check writing privilege is selected.

                   Registration:___________________________________________________________________________________________________

                                ____________________________________________________________________________________________________
                                Please fill out exactly as in "Registration" in Section 1 of the New Account Application.

                   Authorizing signatures(s)*   Date Signed: ___________________________________________________

                   1. __________________________________________________________   2._______________________________________________

                   / / Check if one signature is required.               / / Check if two signatures are required.
                   * All owners must sign. If a corporation, a corporate resolution naming the individual(s) authorized  above  must accompany this signature card.

                   For internal use of PFPC only: Acct. #___________________________________


                                                      CHECK WRITING CONDITIONS

                   I/we hereby authorize PNC Bank, National  Association ("PNC Bank") to honor checks drawn by me/us on this (these)
                   account(s).
                   I/we fully understand that:
                   (1) if this card is signed by more than one person, all checks will require all signatures  unless  indicated  to the contrary on the reverse on this card;
                   (2) if any of the shares in this (these)  account(s) is (are) represented by share  certificates,  this privilege does not apply;
                   (3) checks must be drawn for $100 or more;
                   (4) this privilege may be terminated at any time by PNC Bank or the Fund, and neither shall incur  any  liability to me/us for honoring such checks, for effecting  redemptions to pay such checks,  or  for  returning  checks which have not been accepted; and
                   (5) this privilege is subject to the terms and  conditions  set forth in the prospectus of the Cash  Preservation
                       Portfolios.

                            For assistance in completing this Application call COUNSELLORS (800) 888-9723
------------------------------------------------------------------------------------------------------------------------------------

----------------   -----------------------------------------------------------------------------------------------------------------
5                  Citizenship: / / U.S.  / / Other ______________________ Please provide Phone Number(______)______________________
Signatures
                   Sign below exactly as printed in Registration.
                   I (we) am (are) of legal age and have read the prospectus.  I (we) hereby certify that each of the persons listed
----------------   below has been duly  elected,  and is now legally  holding the office set below his name and has the authority to make this authorization.
                   Please print titles below if signing on behalf of a business or trust.

                   ______________________________________________________     ______________________________________________________
                                         (Signature)                                              (Signature)

                    ______________________________________________________    ______________________________________________________
                       (President, Trustee, General Partner or Agent)         (Co-owner, Secretary of Corporation, Co-trustee, etc.)


----------------   -----------------------------------------------------------------------------------------------------------------
6                  MUST BE COMPLETED BY DEALER
Investment
Dealer             ______________________________________________________     ______________________________________________________
                   Firm Name                                                  Representative's Name (print)
----------------
                   ______________________________________________________     ______________________________________________________
                   Branch Street Address                                      Representative Number

                   ______________________________________________________     ______________________________________________________
                   Representative's Signature                                 Date

----------------   -----------------------------------------------------------------------------------------------------------------
7                  COMPLETE ONLY IF INVESTING THROUGH AN INSURANCE COMPANY
Insurance                                                      PAYMENT AUTHORIZATION FORM
Proceeds
----------------   TO:____________________________________________________    RE:___________________________________________________
                      Insurance Company                                          Investor Name

                      ______________________________________________________     ___________________________________________________
                      Address                                                    Policy Number

                      ______________________________________________________     ___________________________________________________
                      City, State, Zip Code                                      Policy Number

You are hereby authorized to issue all checks representing policy payment(s)
under the above referenced policy (policies) to "Cash Preservation" and to send such payments directly to such fund at the following address:
                                  c/o PFPC Inc.                                 ____________________________________________________
                                      P.O. Box 8916                             Signature of Investor
                                      Wilmington, Delaware  19899
                                                                                ____________________________________________________
                                                                                Date

     BY FUND CHECK--An investor may request that the Fund provide redemption checks drawn on a particular Cash Preservation Class. SHAREHOLDERS HOLDING SHARE CERTIFICATES ARE NOT ELIGIBLE FOR THIS CHECK WRITING PRIVILEGE BECAUSE SHARE CERTIFICATES MUST ACCOMPANY ALL REDEMPTION REQUESTS. Checks will be sent only to the registered owner(s) and only to the address of record. Investors may issue checks made payable to the order of any person in the amount of $100 or more. The redemption is not effective until the check is processed and cleared by the transfer agent, and dividends are earned until the redemption is effected. Because dividends accrue daily, a check should not be used to close an account as a small balance is likely to result. There is no charge to the investor for redemption by check. If a shareholder who has check writing privileges exchanges funds from one Cash Preservation Class into another Cash Preservation Class, he or she will automatically receive a checkbook for the new account (allow three to four weeks for delivery). The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

PAYMENT OF REDEMPTION PROCEEDS

     Redemption proceeds will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $1,000. There is no maximum redemption for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. No fee is currently contemplated.

ADDITIONAL REDEMPTION INFORMATION

     The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by the Fund's transfer agent of a request in proper form. However, Shares purchased by check will not be redeemed for a period up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. During the period prior to the time the Shares are redeemed, dividends on such Shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Cash Preservation Class involuntarily, on thirty days' notice, if such account drops below $500 and during such 30-day period the shareholder does not increase such account to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

EXCHANGE PRIVILEGE

     Shareholders who wish to exchange Shares of one Cash Preservation Class for another Cash Preservation Class may do so by mail or by telephone. In addition to exchanges between Cash Preservation Classes, shareholders may exchange Shares of a Cash Preservation Class for shares of the RBB Class of the Government Securities Portfolio (the "Participating Class") by mail or telephone provided they have completed the appropriate section of the Application beforehand. Shares of the Participating Class may be acquired by exchange at the next determined public offering price, including sales charges, if any, applicable to such shares. In order to establish a systematic withdrawal plan for the new account, an exchanging shareholder must file a written request. The Fund and PFPC reserve the right to limit, amend or terminate these exchange privileges at any time upon 60 days written notice to shareholders. No exchange fee is currently imposed for exchanges; however, the Fund reserves the right to charge shareholders an exchange fee of $5.00 for each exchange. In the case of shareholders holding share certificates, the certificates must accompany the request for an exchange. An exchange of Shares will be treated as a sale for federal tax purposes.

     DETAILED INSTRUCTIONS REQUIRED. A request for an exchange of Shares must be sufficiently detailed to enable PFPC to complete the exchange in accordance with the shareholder's wishes. The request must name the Portfolio and account number from which the exchange is to be made. It must also name the Portfolio to which the exchange is to be made and the account number, if to an existing account. The request must specify the amount of money or Shares to be exchanged. New accounts will be established with the same registration and address, and with the same options as the account from which the exchange is made--an Application is not needed. If the registration or address of the new account is to be different in any respect, the request must be in writing with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings associations who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     EXCHANGE BY MAIL--Send a written request (together with any share certificates issued to the investor) to: Cash Preservation c/o PFPC, P.O. Box 8916, Wilmington, Delaware 19899. The request must be signed by all shareholders exactly as their names appear on the Fund's records.

     ACCOUNT MINIMUMS. If the exchange is to a new account, the dollar value of Shares acquired must equal or exceed the Portfolio's minimum for a new account; if to an existing account, the dollar value must equal or exceed the Portfolio's minimum for subsequent investments. If any amount remains in the Cash Preservation Class from which the exchange is being made, such amount must not drop below the minimum account value required by that Portfolio.

TELEPHONE TRANSACTIONS

     Shareholders are automatically provided with this option when opening an account, unless they indicate on the Application that they do not wish to use this privilege. SHAREHOLDERS HOLDING SHARE CERTIFICATES MAY NOT REDEEM OR EXCHANGE SHARES BY TELEPHONE BECAUSE SHARE CERTIFICATES MUST ACCOMPANY ALL EXCHANGE AND REDEMPTION REQUESTS. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption or exchange by calling (800) 430-9618. Neither the Fund, the Portfolios, the Distributor, PFPC nor any other Fund Agent, will be liable for any loss, liability, cost or expense for following the Fund's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Fund's telephone transaction procedures include the following measures:
(1)  requiring  the  appropriate  telephone  transaction  privilege  forms;  (2)
requiring the caller to provide the names of the account owners, the account social security number and name of the portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, trustee, custodian or other agent, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

NET ASSET VALUE
--------------------------------------------------------------------------------
     The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed, as well as Veterans' Day and Columbus Day. The net asset value per share of each class of a Portfolio is calculated by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.

     The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------

                               BOARD OF DIRECTORS

     The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. Each of the Cash Preservation Classes represents interests in one of the following such investment portfolios: the Money Market Portfolio and the Municipal Money Market Portfolio.

INVESTMENT ADVISER

     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware, 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreement between BIMC and RBB, with respect to the Money Market Portfolio, provides for BIMC to also assist generally in supervising the operations of such Portfolio, and to maintain the Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

     For the services provided to and expenses assumed by it with respect to the Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million. For the services provided to and expenses assumed by it with respect to the Municipal Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and .25% of net assets in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.

     For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% and .08% of the average net assets of the Money Market Portfolio and the Municipal Money Market Portfolio, respectively. For that same period, BIMC waived approximately .12% and .26% of the average net assets of the Money Market Portfolio and the Municipal Money Market Portfolio, respectively.

     PNC Bank was formerly sub-adviser to the Portfolios and provided research, credit analysis and recommendations with respect to the Portfolios' investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by the Portfolios to BIMC. The sub-advisory fees paid by BIMC to PNC Bank had no effect on the services provided by BIMC and the fees payable by the Portfolios for these services are described further in the Statement of Additional Information under "Management of the Company."

ADMINISTRATOR

     PFPC serves as the administrator for the Municipal Money Market Portfolio and generally assists such Portfolio in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of average daily net assets of the Municipal Money Market Portfolio. Pursuant to its advisory agreement with the Fund with respect to the Money Market Portfolio, BIMC provides administrative services to such Portfolio pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreement. The
Fund  has  agreed  to  pay  directly  to  PFPC  the  fees  for   accounting  and
administrative services to the Money Market Portfolio which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolio to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

     PFPC Trust Company serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PFPC serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     Provident Distributors, Inc. (the "Distributor"), with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as distributor of the Shares of each of the Cash Preservation Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

EXPENSES

     The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Cash Preservation Classes of the Fund pay their own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if these expenses are actually incurred in a different amount by the Cash Preservation Classes or if they receive different services.

     The investment adviser may assume additional expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.

     For the Fund's fiscal year ended August 31, 1998 the Fund's total expenses were 9.84% of the average daily net assets with respect to the Cash Preservation Class of the Money Market Portfolio (not taking into account waivers and reimbursements of 8.89%) and were 23.15% of the average daily net assets with respect to the Cash Preservation Class of the Municipal Money Market Portfolio (not taking into account waivers and reimbursements of 22.17%).

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------
     The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Cash Preservation Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Cash Preservation Class. The actual amount of such compensation under the Plans is agreed upon by the Fund's Board of Directors and by the Distributor. Under each of the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the relevant Plan in the amount of .40% on an annualized basis of the average daily net assets of the relevant Cash Preservation Class in any year. Such compensation may be increased, up to the amount permitted in the Plan, with the approval of the Fund's Board of Directors. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the Distributor has agreed to waive its fee with respect to a Cash Preservation Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including to Authorized Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Authorized Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Authorized Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

     Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Cash Preservation Class the fee agreed to under the Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Cash Preservation Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
     Distributions from the Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Distributions from the Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolio's investments, that a portion of the Portfolio's distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

     Although distributions from the Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in each of its Money Market Portfolio and Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance.

Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888-9723 to request more information concerning other classes available.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE CASH PRESERVATION CLASSES OF THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE CASH PRESERVATION CLASSES OF THESE PORTFOLIOS.

     Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (800) 430-9618.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

================================================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                ----------------
                                    CONTENTS

                                                                           PAGE
INTRODUCTION ............................................................    2
FINANCIAL HIGHLIGHTS ....................................................    4
INVESTMENT OBJECTIVES AND POLICIES ......................................    7
Year 2000 ...............................................................   11
INVESTMENT LIMITATIONS ..................................................   11
PURCHASE AND REDEMPTION OF SHARES .......................................   12
NET ASSET VALUE .........................................................   17
MANAGEMENT ..............................................................   17
DISTRIBUTION OF SHARES ..................................................   19
DIVIDENDS AND DISTRIBUTIONS .............................................   20
TAXES ...................................................................   20
DESCRIPTION OF SHARES ...................................................   20
OTHER INFORMATION .......................................................   21

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

================================================================================

================================================================================
                         JANNEY MONTGOMERY SCOTT (LOGO)
                               [GRAPHIC OMITTED]

PROSPECTUS
THE JANNEY
MONTGOMERY SCOTT
MONEY FUNDS

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
MUNICIPAL
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
NEW YORK MUNICIPAL
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

DECEMBER 29, 1998
================================================================================

                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                              OF THE RBB FUND, INC.

     The Janney Montgomery Scott Money Funds consists of four classes of common stock (collectively, the "Janney Classes") of The RBB Fund, Inc. (the "Fund"), an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares of the classes (collectively, the "Janney Shares" or "Shares") offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio, a U.S. Government obligations money market portfolio, and a New York municipal money market portfolio (collectively, the "Portfolios"). The investment objectives of each investment portfolio described in this Prospectus are as follows:

         MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

         MUNICIPAL MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

         GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO -- to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

         NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO -- to provide as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. It seeks to achieve its objective by investing primarily in Municipal Obligations, the interest on which is exempt from the regular federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest") and is exempt from New York State and New York City personal income taxes and which meet certain ratings criteria and present minimal credit risks. The New York Municipal Money Market Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in this Portfolio may be riskier than an investment in other types of money market funds.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     An investor may purchase and redeem Shares of any of the Janney Classes through Janney Montgomery Scott ("JMS"). See "Purchase and Redemption of Shares."

     BlackRock Institutional Management Corporation ("BIMC") serves as investment adviser for the Portfolios and PFPC Trust Company serves as custodian for the Fund. PFPC Inc. ("PFPC") serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor for the Fund

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800)430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

FEE TABLE

ANNUAL FUND OPERATING EXPENSES (JANNEY SHARES)

     The Fee Table below contains a summary of the annual operating expenses of the Janney Classes of the Portfolios based on expenses incurred for the fiscal year ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

                                                                                  GOVERNMENT        NEW YORK
                                                                 MUNICIPAL        OBLIGATIONS       MUNICIPAL
                                              MONEY MARKET     MONEY MARKET      MONEY MARKET     MONEY MARKET
                                                PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                              ------------     ------------      ------------     ------------
Management Fees (after waivers)(1) .........       .24%             .08%              .30%             .05%
12b-1 Fees(1) ..............................       .60              .58               .57              .56
Other Expenses (after waivers)(1) ..........       .16              .20               .13              .19
                                                  ----             ----              ----             ----
Total Fund Operating Expenses
   (Janney Classes) (after waivers
   and reimbursements)(1) ..................      1.00%             .86%             1.00%             .80%
                                                  ====             ====              ====              ===

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio, Management Fees would be .36%, .34%, .44%, and .35%, respectively; Other Expenses would be .25%, .24%, .22%, and .29%, respectively; and Total Fund Operating Expenses would be 1.21%, 1.16%, 1.23%, and 1.20%, respectively.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                  1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                  ------            -------          -------          --------
Money Market* ..................................    $10               $32              $55              $122
Municipal Money Market* ........................    $ 9               $27              $48              $106
Government Obligations Money Market* ...........    $10               $32              $55              $122
New York Municipal Money Market* ...............    $ 8               $26              $44               $99

 * Other classes of these Portfolios are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Janney Classes)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Janney Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to each class. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolios, such assumption will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time a Portfolio advertises its "total return," "yield" and "effective yield." Total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Each of the Municipal Money Market Portfolio's and the New York Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate and by increasing the New York Municipal Money Market Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal, New York State and New York City personal income taxes at stated rates.

     The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The total return and yield on Shares of any of the Janney Classes will fluctuate and is not necessarily representative of future results. Any fees charged by JMS directly to their customers in connection with investments in the Janney Classes are not reflected in the total return and yields of the Janney Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of the Janney Classes may differ from total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio. See "Expenses."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The table below sets forth certain information concerning the investment results of the Janney Classes representing interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1995 through 1998 are part of the Fund's financial statements for each of the Portfolios, which are incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data should be read in conjunction with such financial statements and notes thereto. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Annual Report to Shareholders and the Statement of Additional Information may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                               THE RBB FUND, INC.

                             MONEY MARKET PORTFOLIO


FINANCIAL HIGHLIGHTS (c)
     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                           FOR THE PERIOD
                                                                                                           JUNE 12, 1995
                                                            FOR THE         FOR THE         FOR THE       (COMMENCEMENT OF
                                                          YEAR ENDED      YEAR ENDED       YEAR ENDED      OPERATIONS) TO
                                                       AUGUST 31, 1998  AUGUST 31, 1997  AUGUST 31, 1996   AUGUST 31, 1995
                                                       ---------------  ---------------  ---------------  ----------------
Net asset value, beginning of period ................      $   1.00        $   1.00          $   1.00          $   1.00
                                                           --------        --------          --------          --------
Income from investment operations:
   Net investment income ............................        0.0469          0.0459            0.0465            0.0112
                                                           --------        --------          --------          --------
     Total from investment operations ...............        0.0469          0.0459            0.0465            0.0112
                                                           --------        --------          --------          --------
Less distributions
   Dividends (from net investment income) ...........       (0.0469)        (0.0459)          (0.0465)          (0.0112)
                                                           --------        --------          --------          --------
     Total distributions ............................       (0.0469)        (0.0459)          (0.0465)          (0.0112)
                                                           --------        --------          --------          --------
Net asset value, end of period ......................      $   1.00        $   1.00          $   1.00          $   1.00
                                                           ========        ========          ========          ========
Total Return ........................................         4.81%           4.69%             4.76%           5.30%(b)
Ratios/Supplemental Data
   Net assets, end of period (000) ..................      $904,526        $736,855          $561,865          $443,645
   Ratios of expenses to average net assets .........       1.00%(a)        1.00%(a)          1.00%(a)          1.00%(a)(b)
   Ratios of net investment income to
     average net assets .............................         4.69%           4.59%             4.65%           5.04%(b)

(a) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.21%, 1.22%, 1.23%, and 1.23% for the years ended August 31, 1998,
    1997 and 1996 and the period ended August 31, 1995, respectively.

(b) Annualized.

(c) Financial Highlights relate solely to the Janney Class of shares within the Money Market Portfolio.

                                        4

                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                               THE RBB FUND, INC.

                        MUNICIPAL MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS (c)
     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                           FOR THE PERIOD
                                                                                                           JUNE 12, 1995
                                                            FOR THE         FOR THE         FOR THE       (COMMENCEMENT OF
                                                          YEAR ENDED      YEAR ENDED       YEAR ENDED      OPERATIONS) TO
                                                       AUGUST 31, 1998  AUGUST 31, 1997  AUGUST 31, 1996   AUGUST 31, 1995
                                                       ---------------  ---------------  ---------------  ----------------
Net asset value, beginning of period ................       $  1.00         $   1.00          $  1.00          $   1.00
                                                            -------         --------          -------          --------
Income from investment operations:
   Net investment income ............................        0.0290           0.0285           0.0278            0.0063
                                                            -------         --------          -------          --------
     Total from investment operations ...............        0.0290           0.0285           0.0278            0.0063
                                                            -------         --------          -------          --------
Less distributions
   Dividends (from net investment income) ...........       (0.0290)         (0.0285)         (0.0278)          (0.0063)
                                                            -------         --------          -------          --------
     Total distributions ............................       (0.0290)         (0.0285)         (0.0278)          (0.0063)
                                                            -------         --------          -------          --------
Net asset value, end of period ......................       $  1.00         $   1.00          $  1.00          $   1.00
                                                            =======         ========          =======          ========
Total return ........................................         2.94%            2.89%            2.81%           2.87%(b)
Ratios/Supplemental Data
   Net assets, end of period (000) ..................       $97,445         $108,826          $89,428          $113,256
   Ratios of expenses to average net assets .........       0.86%(a)         0.85%(a)         0.94%(a)          1.00%(a)(b)
   Ratios of net investment income to
     average net assets .............................         2.90%            2.85%            2.78%           2.83%(b)

(a) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio would have been 1.16%, 1.13%, 1.23%, and 1.30%, for the years ended August 31, 1998, 1997 and 1996 and the period ended August 31, 1995, respectively.

(b) Annualized.

(c) Financial Highlights relate solely to the Janney Class of shares within the Municipal Money Market Portfolio.

                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                               THE RBB FUND, INC.

                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO


FINANCIAL HIGHLIGHTS (c)
     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                           FOR THE PERIOD
                                                                                                           JUNE 12, 1995
                                                            FOR THE         FOR THE         FOR THE       (COMMENCEMENT OF
                                                          YEAR ENDED      YEAR ENDED       YEAR ENDED      OPERATIONS) TO
                                                       AUGUST 31, 1998  AUGUST 31, 1997  AUGUST 31, 1996   AUGUST 31, 1995
                                                       ---------------  ---------------  ---------------  ----------------
Net asset value, beginning of period ................      $   1.00         $   1.00          $   1.00         $   1.00
                                                           --------         --------          --------         --------
Income from investment operations:
   Net investment income ............................        0.0460           0.0447            0.0456           0.0109
                                                           --------         --------          --------         --------
     Total from investment operations ...............        0.0460           0.0447            0.0456           0.0109
                                                           --------         --------          --------         --------
Less distributions
   Dividends (from net investment income) ...........       (0.0460)         (0.0447)          (0.0456)         (0.0109)
                                                           --------         --------          --------         --------
     Total distributions ............................       (0.0460)         (0.0447)          (0.0456)         (0.0109)
                                                           --------         --------          --------         --------
Net asset value, end of period ......................      $   1.00         $   1.00          $   1.00         $   1.00
                                                           ========         ========          ========         ========
Total return ........................................         4.71%            4.56%             4.66%          5.03%(b)
Ratios/Supplemental Data
   Net assets, end of period (000) ..................      $379,065         $352,950          $306,757         $302,585
   Ratios of expenses to average net assets .........       1.00%(a)         1.00%(a)          1.00%(a)         1.00%(a)(b)
   Ratios of net investment income to
     average net assets .............................         4.60%            4.47%             4.56%          4.91%(b)

(a) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio would have been 1.23%, 1.23%, 1.25%, and 1.28%, for the years ended August 31, 1998, 1997 and 1996 and the period ended August 31, 1995, respectively.

(b) Annualized.

(c) Financial Highlights relate solely to the Janney Class of shares within the Government Obligations Money Market Portfolio.

                     THE JANNEY MONTGOMERY SCOTT MONEY FUNDS
                               THE RBB FUND, INC.

                    NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO


FINANCIAL HIGHLIGHTS (c)
     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                           FOR THE PERIOD
                                                                                                           JUNE 12, 1995
                                                            FOR THE         FOR THE         FOR THE       (COMMENCEMENT OF
                                                          YEAR ENDED      YEAR ENDED       YEAR ENDED      OPERATIONS) TO
                                                       AUGUST 31, 1998  AUGUST 31, 1997  AUGUST 31, 1996   AUGUST 31, 1995
                                                       ---------------  ---------------  ---------------  ----------------
Net asset value, beginning of period ................       $  1.00          $  1.00          $  1.00           $  1.00
                                                            -------          -------          -------           -------
Income from investment operations:
   Net investment income ............................        0.0273           0.0276           0.0262            0.0062
                                                            -------          -------          -------           -------
     Total from investment operations ...............        0.0273           0.0276           0.0262            0.0062
                                                            -------          -------          -------           -------
Less distributions
   Dividends (from net investment income) ...........       (0.0273)         (0.0276)         (0.0262)          (0.0062)
                                                            -------          -------          -------           -------
     Total distributions ............................       (0.0273)         (0.0276)         (0.0262)          (0.0062)
                                                            -------          -------          -------           -------
Net asset value, end of period ......................       $  1.00          $  1.00          $  1.00           $  1.00
                                                            =======          =======          =======           =======
Total return ........................................         2.77%            2.80%            2.65%           2.72%(b)
Ratios/Supplemental Data
   Net assets, end of period (000) ..................       $31,055          $30,442          $20,032           $14,671
   Ratios of expenses to average net assets .........        .80%(a)          .80%(a)          .93%(a)          1.00%(a)(b)
   Ratios of net investment income to
     average net assets .............................         2.73%            2.76%            2.62%           2.68%(b)

(a) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the New York Municipal Money Market Portfolio would have been 1.20%, 1.13%, 1.25%, and 1.28%, for the years ended August 31, 1998, 1997 and 1996 and the period ended August 31, 1995, respectively.

(b) Annualized.

(c) Financial Highlights relate solely to the Janney Class of shares within the New York Municipal Money Market Portfolio.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO

     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the Portfolio will achieve its investment objective. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

     BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     COMMERCIAL PAPER. The Portfolio may purchase commercial paper (i) rated (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

     Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

     VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

     ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

     GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

     MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P"), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5)
securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

                        MUNICIPAL MONEY MARKET PORTFOLIO

     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities, the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.

     MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

     The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods, or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state,
(ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

     TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

     WHEN-ISSUED   SECURITIES.   The  Portfolio  may  also  purchase   portfolio
securities on a "when-issued" basis as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

     ELIGIBLE SECURITIES. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio--Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Portfolio will be achieved.

     Due to fluctuations in interest rates, the market values of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase government securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a more complete description of repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Repurchase Agreements."

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions and to meet redemptions. For a more complete description of reverse repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Reverse Repurchase Agreements."

     MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. The Fund may also acquire asset-backed securities as described under "Investment Objectives and Policies--Money Market Portfolio--Asset-Backed Securities."

     LENDING OF SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

                    NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO

     The New York Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. During periods of normal market conditions, at least 80% of the assets will be invested in Municipal Obligations, the interest on which is Tax-Exempt Interest and which meet certain ratings criteria and present minimal credit risks to the Portfolio. Portfolio obligations held by the New York Municipal Money Market Portfolio will have remaining maturities of 397 days or less ("short-term obligations"). Dividends paid by the Portfolio which are derived from interest attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as of certain other governmental issuers such as Puerto Rico ("New York Municipal Obligations"), will be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, but will be subject to corporate franchise taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be excluded from gross income for federal income tax purposes, but will be subject to New York State and New York City personal income taxes. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's assets will be invested in New York Municipal Obligations. There is no assurance that the investment objective of the New York Municipal Money Market Portfolio will be achieved.

     MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Municipal Obligations."

     Up to 20% of the Portfolio's assets may be invested in Alternative Minimum Tax Securities. Investors should be aware of the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

     Although the New York Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (ii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the New York Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

     TAX-EXEMPT DERIVATIVE SECURITIES. The Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. For a more complete description of such securities, see "Investment Objectives and Policies--Municipal Money Market Portfolio--Tax-Exempt Derivative Securities."

     WHEN-ISSUED   SECURITIES.   The  Portfolio  may  also  purchase   portfolio
securities on a "when-issued" basis as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio such as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

     TAXABLE INVESTMENTS. The Portfolio may for defensive or other purposes invest in certain short-term taxable securities when the Portfolio's investment adviser believes that it would be in the best interests of the Portfolio's investors to do so. Taxable securities in which the Portfolio may invest on a short-term basis are obligations of the U.S. Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") or S&P; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Portfolio's total assets be invested in taxable short-term securities unless the Portfolio's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Obligations in general.

     ELIGIBLE SECURITIES. The New York Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio--Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

     SPECIAL CONSIDERATIONS. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers relative to a diversified portfolio. As a result, the value of a non-diversified investment portfolio will fluctuate to a greater degree upon changes in the value of each underlying security than a diversified portfolio. In the opinion of the Portfolio's investment adviser, any risk to the Portfolio would be mitigated by its policies restricting investments to obligations with short-term maturities and obligations which qualify as eligible securities.

     The Portfolio's ability to meet its investment objective is dependent upon the ability of issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest on their securities. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.

     Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. Although, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. In recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State and New York City on creditwatch with positive implications and to upgrade the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by such issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although no issuers of New York Municipal Obligations were as of the date of this Prospectus in default with respect to the payment of their debt obligations, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Obligations and consequently, the net asset value of the Portfolio's shares. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities " and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

YEAR 2000
--------------------------------------------------------------------------------

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios' respective investment objectives and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations (except as noted) without such a vote of their respective shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Portfolios may not borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

     The Money Market and Municipal Money Market Portfolios may not:

        1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

     The Money Market Portfolio may not:

        1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

        2. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

        1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

        2. The Money Market  Portfolio  will limit its  purchases of Second Tier
        Securities,   which  are  eligible  securities  other  than  First  Tier
        Securities, to 5% of its total assets.

        3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

     The Municipal Money Market Portfolio may not:

        1. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in obligations at the time of purchase to be invested in issuers in the same industry.

     In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

     The Government Obligations Money Market Portfolio may not:

        1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

        2. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

     The New York Municipal Money Market Portfolio may not:

        1. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, private activity bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

     In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest.


PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

     GENERAL. Janney Shares are sold without a sales load on a continuous basis. Investors may purchase Janney Shares through an account maintained by the investor with JMS ("the Account"). The Fund in its sole discretion may accept or reject any order for purchases of Janney Shares.

     All payments for initial and subsequent investments should be in U.S. dollars. JMS is responsible for the prompt transmission of the order to the Fund's transfer agent. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order from JMS and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received by JMS. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with JMS through procedures established in connection with the requirements of Accounts at JMS. In such event, beneficial ownership of Janney Shares will be recorded by JMS and will be reflected in the Account statements provided by JMS to such investors. JMS may impose minimum investment Account requirements. Although JMS does not impose a sales charge for purchases of Janney Shares, depending on the terms of an investor's Account with JMS, JMS may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from JMS, and this Prospectus should be read in conjunction with any information received from JMS.

     JMS may offer investors the ability to purchase Janney Shares under an automatic purchase program (a "Purchase Program") established by it. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account with JMS automatically invested in Shares of Janney Class designated by the investor as the "Primary Janney Class" for his Purchase Program. The frequency of investments and the minimum investment requirement may be established by JMS and the Fund. In addition, JMS may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular JMS's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to JMS. A participant in a Purchase Program may change the designation of the Primary Janney Class at any time by so instructing JMS.

     If JMS makes special arrangements under which orders for Janney Shares are received by PFPC prior to 12:00 noon Eastern Time, and the JMS guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

                              REDEMPTION PROCEDURES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Janney Shares through an Account may redeem Janney Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting JMS. It is the responsibility of JMS to transmit purchase and redemption orders to PFPC and credit its investors' accounts with the redemption proceeds on a timely basis. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     JMS will also redeem each day a sufficient number of Shares of the Primary Janney Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Janney Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     JMS reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     REDEMPTION BY CHECK. The Fund provides investors with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to JMS. JMS will then arrange for the checks to be honored by PNC Bank. Investors who own Janney Shares through an Account should contact JMS for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Janney Class involuntarily, on thirty days' notice, if such account falls below $500 and during such thirty day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the proportionate interest of each class in the value of the securities, cash and other assets of the Portfolio, subtracting the accrued and actual liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.

     The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. Each of the Janney Classes represents interests in one of the following portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio.

INVESTMENT ADVISER

     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreements between BIMC and RBB, with respect to the money market and government obligations money market portfolios, respectively, provide for BIMC to also assist generally in supervising the operations of such portfolios, and to maintain such portfolios' financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

     For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

     For the services provided and expenses assumed by it with respect to the Municipal Money Market and New York Municipal Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million;
 .30% of the next $250 million; and .25% of net assets in excess of $500 million.

     BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.

     For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% of the average net assets of the Money Market Portfolio, .08% of the average net assets of the Municipal Money Market Portfolio, .30% of the average net assets of the Government Obligations Money Market Portfolio and .05% of the average net assets of the New York Municipal Money Market Portfolio. For that same year, BIMC waived approximately .12%,
 .26%, .14%, and .30% of the average net assets of the Money Market Portfolio, the Municipal Money Market

Portfolio, the Government Obligations Money Market Portfolio and the New York Municipal Money Market Portfolio, respectively.

     PNC Bank was formerly sub-adviser to the money market, municipal money market and government obligations portfolios and provided research, credit analysis and recommendations with respect to each such portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to bimc and in return, BIMC'S obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from bimc an amount equal to 75% of the investment advisory fee paid by each such portfolio to BIMC. The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by such portfolios to BIMC. The services provided by BIMC and the fees payable by the portfolio for these services are described further in the statement of additional information under "Management of the Company."

ADMINISTRATOR

     PFPC serves as the administrator for the Municipal Money Market and New York Municipal Money Market Portfolios and generally assists those Portfolios in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of each of these Portfolios. Pursuant to its advisory agreements with the Fund with respect to the Money Market and Government Obligations Money Market Portfolios, BIMC provides administrative services to such Portfolios pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreements. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market and Government Obligations Money Market Portfolios which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolios to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

     PFPC Trust Company serves as the Fund's custodian and PFPC, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNCBank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     Provident Distributors, Inc. (the "Distributor"), with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania, 19428, acts as distributor of the Shares of each of the Janney Classes of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

EXPENSES

     The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The Janney Classes of the Fund pay their own distribution fees and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Janney Classes or if they receive different services.

     The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.

     For the Fund's fiscal year ended August 31, 1998, the Fund's total expenses were 1.21% of the average net assets with respect to the Janney Class of the Money Market Portfolio (not taking into account waivers and reimbursements of
 .21%),  1.16% of the average net assets with  respect to the Janney Class of the
Municipal   Money  Market   Portfolio  (not  taking  into  account  waivers  and
reimbursements of .30%), 1.23% of the average net assets with respect to the Janney Class of the Government Obligations Money Market Portfolio (not taking into account waivers and reimbursements of .23%) and 1.20% of the average net assets with respect to the Janney Class of the New York Municipal Money Market Portfolios (not taking into account waivers and reimbursements of .40%).

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

     The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Janney Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the relevant Janney Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plans in the amount of .60% of the average daily net assets of the relevant Class on an annualized basis in any year. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Janney Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the relevant Plan, the Distributor may re-allocate an amount up to the full fee that it receives to financial institutions, including Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

     Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Janney Class the fee agreed to under the Distribution Agreement. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Janney Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------

     Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolios' investments, that a portion of the Portfolios' distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

     Although distributions from the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

     Exempt interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes. The New York Municipal Money Market Portfolio will determine annually the percentage amounts exempt from New York State and New York City personal income taxes, and the amounts, if any, subject to such taxes. The exclusion or exemption of interest income for federal income tax purposes, or New York State or New York City personal income tax purposes, in most cases does not result in an exemption under the tax laws of any other state or local authority.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in each of its Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE JANNEY CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET, GOVERNMENT OBLIGATIONS MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE JANNEY CLASSES OF THESE PORTFOLIOS.

     Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record beneficially 25% or more of the outstanding shares of all of the classes of the Fund.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to Janney Montgomery Scott, 1801 Market Street, Philadelphia, PA 19103-1675; toll free 1-800-JANNEYS.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

================================================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.




                              --------------------
                                TABLE OF CONTENTS
                                                                            PAGE
Fee Table ................................................................     2
Financial Highlights .....................................................     3
Investment Objectives and Policies .......................................     8
Year 2000 ................................................................    15
Investment Limitations ...................................................    15
Purchase and Redemption of Shares ........................................    17
Net Asset Value ..........................................................    19
Management ...............................................................    20
Distribution of Shares ...................................................    22
Dividends and Distributions ..............................................    23
Taxes ....................................................................    23
Description of Shares ....................................................    24
Other Information ........................................................    25

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
================================================================================

                                       RBB

                          Select Money Market Portfolio




                       Prospectus and Summary Description
                          for the Select Shares of the
                             Money Market Portfolio



                                December 29, 1998

                                       RBB

                          SELECT MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.



     The Select Class consists of one class of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. The shares offered by this Prospectus ("Select Shares" or "Shares") represent interests in the Fund's Money Market Portfolio.

     The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINICIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     BlackRock Institutional Management Corporation serves as investment adviser for the Portfolio, PFPC Trust Company serves as custodian for the Fund and PFPC Inc. serves as administrator and transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

     Select Shares are sold by the Fund's distributor to investment advisers maintaining accounts with PNC Bank or its affiliates. Select Shares will also be sold to customers, including individuals, trusts, partnerships and corporations, who maintain accounts with PNC Bank or its affiliates, and who have authorized PNC Bank or its affiliates to invest their assets in the Fund. Shares are sold and redeemed without any purchase or redemption charge imposed by the Fund, although PNC Bank or its affiliates may charge their customers in connection with the management of their accounts.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge by calling the Fund at 1-800-430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related material on the SEC Internet Website (http://www.sec.gov).

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------

     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen investment portfolios. Shares of the Select Class ("Select Class" or "Class") of the Fund offered by this Prospectus represent interests in the Fund's Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio").

     The investment objective of the Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and which present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

     The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

     The Portfolio's investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PFPC Trust Company serves as custodian to the Fund and PFPC Inc. ("PFPC") serves as administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's shares.

     An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objective and Policies." The Portfolio, to the extent set forth under "Investment Objective and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements; the purchase of asset-backed securities; the purchase of securities on a "when-issued" or "forward commitment" basis; the purchase of stand-by commitments; and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objective and Policies."

     For detailed information of how to purchase or redeem Select Shares, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."

FEE TABLE

     The following table illustrates the estimated annual operating expenses for Select Shares of the Portfolio (after expected fee waivers and expense reimbursements) for the current fiscal period. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (SELECT SHARES)                   MONEY MARKET
     AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS                   PORTFOLIO
                                                                 ------------
Management fees (after waivers)(1) ..............................    .22%
Other Expenses ..................................................    .05
                                                                    ----
Total Fund Operating Expenses (after waivers)(1) ................    .27%
                                                                    ====
(1) Management Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers, Management Fees would be .37% and Total Fund Operating Expenses would be .42%.

EXAMPLE*

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                1 YEAR     3 YEARS
                                                ------     -------
Money Market Portfolio* .....................     $3          $9

* Other  Classes of this  Portfolio are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in Select Shares of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser" below.) The figure shown in the Fee Table for "Management Fees" is based on actual fees incurred by the Portfolio during its last fiscal year. "Other Expenses" is estimated for the current fiscal year. The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figure reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Portfolio. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time the Portfolio may advertise the "total return," "yield" and "effective yield" of its Select Shares. TOTAL RETURN AND YIELD FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND WILL NOT BE INDICATIVE OF FUTURE PERFORMANCE. The "yield" of the Portfolio refers to the income generated by an investment in Select Shares of the Portfolio over a seven-day period (which period shall be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in Select Shares of the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment, operating expenses and market conditions. The total return and yield on Shares will fluctuate and is not necessarily representative of future results. Any fees charged by PNC Bank or its affiliates directly to their customers in connection with their investment accounts will not be reflected in the total return and yields on the Portfolio's Shares, and such fees, if charged, will reduce the actual return received by customers on their investments. The total return and yield on Shares of the Select Class may differ from total return and total return and yields on shares of other classes of the Portfolio depending on the allocation of expenses to each of the classes of the Portfolio.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market

Portfolio. See "Eligible Securities." There is no assurance that the Portfolio will achieve its investment objective. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

     BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     COMMMERCIAL PAPER. The Portfolio may purchase commercial paper (i) rated (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

     Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is a U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

     VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

     ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued and guaranteed by U.S. Government Agencies and instrumentalities or issued by private companies. Asset backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

     MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see Statement of Additional Information under "Investment Objectives and Policies."

     GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated (or whose issuer or, in certain cases, guarantor, is rated) at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated (or whose issuer or, in certain cases, guarantor, is rated) at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5) securities (including guarantees) that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies - Illiquid Securities" in the Statement of Additional Information.

YEAR 2000
--------------------------------------------------------------------------------

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant the Fund's service providers expect that their plans to be compliant will be achieved.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the investment limitations summarized below without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Money Market Portfolio may not:

         1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

         2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

         4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a shareholder vote.

         1. The Portfolio will limit its purchases of the securities (other than securities with certain types of guarantees) of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" generally include eligible securities that (i) if rated (or guaranteed by a person which has been rated) by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated (or guaranteed by a person which has been rated) by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities,
     (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above (or have a guarantee which satisfies this standard), or (iv) are Unrated Securities that are determined to be of comparable quality to such securities (or have a guarantee which satisfies this standard). The Portfolio's compliance with this diversification requirement is deemed to be compliance with the fundamental diversification limit in paragraph 4 above.

         2. The Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

         3. The Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

     GENERAL. Select Shares are sold without a sales load on a continuous basis. The minimum initial investment by an investor is $200 million. The Fund reserves the right to waive this minimum investment requirement in its sole discretion. There is no minimum subsequent investment. The Fund in its sole discretion may accept or reject any order for purchases of Select Shares.

     Investors may purchase Select Shares through an account maintained by the investor with PNC Bank or its affiliates ("the Account"). All payments for initial and subsequent investments should be in U.S. dollars. PNC Bank or its affiliates are responsible for the prompt transmission of its customers' orders to the Fund's transfer agent. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order from PNC Bank or its affiliates and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received by PNC Bank or its affiliates. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     PURCHASES THROUGH AN ACCOUNT. Purchases of Select Shares may be effected through an investor's Account with PNC Bank or its affiliates through procedures established in connection with the requirements of Accounts at PNC Bank or its affiliates. In such event, beneficial ownership of Shares will be recorded by PNC Bank or its affiliates and will be reflected in the Account statements provided by PNC Bank or its affiliates to such investors. PNC Bank or its affiliates may impose minimum investment Account requirements. Although PNC Bank or its affiliates do not impose a sales charge for purchases of Shares, depending on the terms of an investor's Account with PNC Bank or its affiliates, PNC Bank or its affiliates may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from PNC Bank or its affiliates, and this Prospectus should be read in conjunction with any information received from PNC Bank or its affiliates.

     PNC Bank or its affiliates may offer investors the ability to purchase Select Shares under an automatic purchase program (a "Purchase Program") established by PNC Bank or its affiliates. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account with PNC Bank or its affiliates automatically invested in Shares of the Portfolio. The frequency of investments and the minimum investment requirement may be established by PNC Bank or its affiliates and the Fund. In addition, PNC Bank or its affiliates may require a minimum amount of cash and/or securities to be deposited in an Account for participants in the Purchase Program. The description of the Purchase Program should be read for details, and any inquiries concerning an Account or a Purchase Program should be directed to PNC Bank or its affiliates.

     If PNC Bank or its affiliates makes special arrangements under which orders for Select Shares are received by PFPC prior to 12:00 noon Eastern Time, and PNC Bank or its affiliates guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

                              REDEMPTION PROCEDURES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Select Shares through an Account may redeem Select Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting PNC Bank or its affiliates. It is the responsibility of PNC Bank or its affiliates to transmit purchase and redemption orders to PFPC and credit its investors' accounts with the redemption proceeds on a timely basis. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     PNC Bank or its affiliates will also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     PNC Bank or its affiliates reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Select Class involuntarily, on thirty days' notice, if such account falls below $500 million and during such thirty day notice period the amount invested in such account is not increased to at least $500 million. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value per share of the Select Class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed.

Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of each class of the Portfolio is calculated by adding the value of the proportionate interest of the class in the securities, cash and other assets of the Portfolio, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class of the Portfolio is calculated independently of each other class.

     The Fund seeks to maintain a net asset value of $1.00 per Share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of the Fund and each of its investment portfolios are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. The Select Class represents interests in the Money Market Portfolio.

INVESTMENT ADVISER

     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     As investment adviser to the Portfolio, BIMC manages such Portfolio and is responsible for all purchases and sales of Portfolio securities. In entering into Portfolio transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares by the Fund, subject to the requirements of best execution. The agreement between BIMC and RBB, with respect to the Money Market Portfolio, provides for BIMC to also assist generally in supervising the operations of the Portfolio, and to maintain the Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

     For the services provided to and expenses assumed by it for the benefit of the Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of the average daily net assets of such Portfolio in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio.

     For the period ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% of the average net assets of the Portfolio. For the same period, BIMC waived fees of approximately .13% of the average net assets of the Portfolio.

     PNC Bank was formerly sub-adviser to the Portfolio and provided research, credit analysis and recommendations with respect to the Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by the Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolio to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington,Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

ADMINISTRATOR

     Pursuant to its advisory agreement with the Fund, BIMC provides administrative services to the Portfolio, and is entitled to an administration fee, computed daily and payable monthly at .10% of average daily net assets of the Portfolio. BIMC has delegated to PFPC all of its accounting and administrative obligations under such advisory agreement. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market Portfolio which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolio to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

DISTRIBUTOR

     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as Distributor for the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

EXPENSES

     The expenses of the Portfolio are deducted from the total income of the Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Select Class of the Portfolio may pay a different share than other classes of the Portfolio of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Select Class.

     The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it be reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. The assumption of expenses by the investment adviser will have the effect of lowering the Portfolio's expense ratio and of increasing its yield to investors.

BANKING LAWS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of such a customer. PNC Bank, BIMC and PFPC are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of banks in connection with the provision of support services to their customers, the Fund might be required to alter materially or cause the Fund to discontinue its arrangements with banks generally and change its method of operations with respect to the Select Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Select Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------

     Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in the Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within the Portfolio vary based upon the services provided, which may affect performance. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in the Portfolio. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE EXCLUSIVELY TO THE SELECT CLASS OF THE MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE SELECT SHARES OF THE PORTFOLIO.

     Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to the Portfolio with each other share that represents an interest in the Portfolio, even where a share has a different class designation than another share representing an interest in the Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's  investment   operations  and  annual  financial  statements  audited  by independent accountants. Shareholders may direct inquiries to the Fund's transfer agent, 400 Bellevue Parkway, Wilmington, DE 19809, or call 1-800-430-9618.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                     ---------------------------------------
                                    CONTENTS
                                                                            PAGE
Introduction ..............................................................   2
Investment Objective and Policies .........................................   3
Year 2000 .................................................................   6
Investment Limitations ....................................................   6
Purchase and Redemptions of Shares ........................................   8
Net Asset Value ...........................................................   9
Management ................................................................  10
Dividends and Distributions ...............................................  12
Taxes .....................................................................  12
Description of Shares .....................................................  13
Other Information .........................................................  13

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

The Sansom Street Family
The RBB Fund, Inc.
PROVIDED THROUGH ROBERTSON STEPHENS

December 29, 1998


FUNDProspectus

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THEFUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                ----------------
                                    CONTENTS
                                                                            PAGE
                                                                            ----
Introduction ...........................................................      2
Financial Highlights ...................................................      3
Investment Objectives and Policies .....................................      5
Year 2000 ..............................................................      7
Investment Limitations .................................................      8
Purchase and Redemption of Shares ......................................      9
Net Asset Value ........................................................     12
Distribution of Shares .................................................     12
Shareholder Servicing ..................................................     13
Management .............................................................     13
Dividends and Distributions ............................................     16
Taxes ..................................................................     16
Description of Shares ..................................................     16
Other Information ......................................................     17

                               INVESTMENT ADVISER
                 BlackRock Institutional Management Corporation
                              Wilmington, Delaware

                                   DISTRIBUTOR
                          Provident Distributors, Inc.
                         West Conshohocken, Pennsylvania

                                    CUSTODIAN
                               PFPC Trust Company
                              Wilmington, Delaware

                        ADMINISTRATOR AND TRANSFER AGENT
                                    PFPC Inc.
                              Wilmington, Delaware

                                     COUNSEL
                           Drinker Biddle & Reath LLP
                           Philadelphia, Pennsylvania

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                            THE SANSOM STREET FAMILY
                                       OF
                               THE RBB FUND, INC.

     The Sansom Street Family consists of three classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. The shares of one such class are offered by this Prospectus and represent interests in the Fund's Money Market Portfolio.

     The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     BlackRock Institutional Management Corporation serves as investment adviser for these Portfolios and PFPC Trust Company serves as custodian for the Fund. PFPC Inc. serves as administrator and as transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

     Sansom Street Shares are sold by the Fund's distributor to customers maintaining accounts with banks affiliated with PNC Bank Corp. (the "Banks"). Sansom Street Shares will be sold to customers, including individuals, trusts, partnerships and corporations, who maintain accounts (such as custody, trust or escrow accounts) with the Banks, and who have authorized the Banks to invest in the Fund. Shares are sold and redeemed without any purchase or redemption charge imposed by the Fund, although the Banks may receive compensation from the Fund and charge their customer accounts for services provided in connection with the purchase or redemption of shares. See "Shareholder Servicing." Sansom Street Shares are also sold through dealers that have entered into a dealer agreement with the Fund's Distributor.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------
     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen investment portfolios. Shares ("Sansom Street Shares" or "Shares") of the Sansom Street Class ("Sansom Street Class" or "Class") of the Fund offered by this Prospectus represent interests in the Fund's Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio").

     The investment objective of the Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and which present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

     The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

     The Portfolio's investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PFPC Trust Company serves as custodian to the Fund and PFPC Inc. ("PFPC") serves as administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's shares.

     An investment in the Portfolio is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." The Portfolio, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of asset-backed securities, the purchase of securities on a "when-issued" or "forward commitment basis," the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

     For detailed information of how to purchase or redeem Sansom Street Shares, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."

FEE TABLE

     The Fee Table below contains a summary of the annual operating expenses incurred by the Sansom Street Class of the Money Market Portfolio after fee waivers and expense reimbursements for the fiscal year ended August 31, 1998 as a percentage of average daily net assets. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (SANSOM STREET CLASS)
     AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                                  MONEY MARKET
                                                                    PORTFOLIO
                                                                  ------------
Management fees (after waivers)(1)                                    .24%
12b-1 fees(1)                                                         .05
Other Expenses                                                        .20
                                                                      ---
Total Fund Operating Expenses (Sansom Street Class)
   (after waivers)(1)                                                 .49%
                                                                      ===

(1) Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Management Fees would be .37% and Total Fund Operating Expenses would be .62%.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                     ------     -------     -------     --------
Money Market Portfolio* ...........     $5       $16          $27         $62
* Other classes of this Portfolio are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Sansom Street Class of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser," "Distribution of Shares" and "Shareholder Servicing" below.) Expense figures are based on actual costs and fees incurred by the Class. The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Class. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time the Portfolio advertises its "total return," "yield" and "effective yield." TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period shall be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment, operating expenses and market conditions. The total return and yield on Shares of the Sansom Street Class will fluctuate and is not necessarily representative of future results. Any fees charged by the Banks or broker-dealers directly to their customers in connection with investments in the Portfolio are not reflected in the total return and yields on the Portfolio's shares, and such fees, if charged, will reduce the actual return received by customers on their investments. The total return and yield on Shares of the Sansom Street Class may differ from total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The table below sets forth certain information concerning the investment results of the Sansom Street Class for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998 are part of the Fund's financial statements for the Portfolio, which are incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for such Portfolio for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. The financial data included in this table should be read in conjunction with the financial statement and related notes. Further information about the Portfolio is available in the Fund's Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of this Prospectus.

SANSOM STREET CLASS

                               THE RBB FUND, INC.
FINANCIAL HIGHLIGHTS (c)
     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    MONEY MARKET PORTFOLIO
                                -----------------------------------------------------------------------------------------


                                  FOR THE      FOR THE     FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                                   1998         1997         1996         1995         1994         1993         1992
                                ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value,
   beginning of period ........  $   1.00     $    1.00    $    1.00    $   1.00     $   1.00     $   1.00     $   1.00
                                 --------     ---------    ---------    --------     --------     --------     --------
Income from investment
   operations:
   Net investment income ......     .0520        0.0510       0.0518      0.0543       0.0334       0.0304       0.0435
   Net gains on securities
     (both realized
     and unrealized) ..........        --            --           --          --           --           --       0.0007
                                 --------     ---------    ---------    --------     --------     --------     --------
       Total from
         investment
         operations ...........     .0520        0.0510       0.0518      0.0543       0.0334       0.0304       0.0442
                                 --------     ---------    ---------    --------     --------     --------     --------
Less distributions
   Dividends (from net
     investment income) .......    (.0520)      (0.0510)     (0.0518)    (0.0543)     (0.0334)     (0.0304)     (0.0435)
   Distributions (from
     capital gains) ...........        --            --           --          --           --           --      (0.0007)
                                 --------     ---------    ---------    --------     --------     --------     --------
       Total distributions ....    (.0520)      (0.0510)     (0.0518)    (0.0543)     (0.0334)     (0.0304)     (0.0442)
                                 --------     ---------    ---------    --------     --------     --------     --------
Net asset value,
   end of period ..............  $   1.00     $    1.00    $    1.00    $   1.00     $   1.00     $   1.00     $   1.00
                                 ========     =========    =========    ========     ========     ========     ========

Total return ..................     5.34%         5.22%        5.30%       5.57%        3.39%        3.08%        4.51%
Ratios/Supplemental Data
   Net Assets, end of
     period (000) .............  $684,066     $ 570,018    $ 524,359    $441,614     $373,745     $190,794     $228,079
   Ratios of expenses to
     average net assets .......    .49%(a)       .49%(a)      .48%(a)     .39%(a)      .39%(a)      .34%(a)      .35%(a)
   Ratios of net investment
     income to average
     net assets ...............     5.20%         5.10%        5.18%       5.43%        3.34%        3.04%        4.35%

                                            MONEY MARKET PORTFOLIO
                                --------------------------------------------
                                                            FOR THE PERIOD
                                                          SEPTEMBER 30, 1988
                                 FOR THE      FOR THE       (COMMENCEMENT
                                YEAR ENDED   YEAR ENDED    OF OPERATIONS) TO
                                AUGUST 31,   AUGUST 31,       AUGUST 31,
                                   1991         1990             1989
                                ----------   ----------   ------------------
Net asset value,
   beginning of period ........  $   1.00     $   1.00         $   1.00
                                 --------     --------         --------
Income from investment
   operations:
   Net investment income ......    0.0684       0.0810           0.0818
   Net gains on securities
     (both realized
     and unrealized) ..........        --           --               --
                                 --------     --------         --------
       Total from
         investment
         operations ...........    0.0684       0.0810           0.0818
                                 --------     --------         --------
Less distributions
   Dividends (from net
     investment income) .......   (0.0684)     (0.0810)         (0.0818)
   Distributions (from
     capital gains) ...........        --           --               --
                                 --------     --------         --------
       Total distributions ....   (0.0684)     (0.0810)         (0.0818)
                                 --------     --------         --------
Net asset value,
   end of period ..............  $   1.00     $   1.00         $   1.00
                                 ========     ========         ========

Total return ..................     7.06%        8.40%          9.25%(b)
Ratios/Supplemental Data
   Net Assets, end of
     period (000) .............  $138,418     $106,743         $ 79,656
   Ratios of expenses to
     average net assets .......    .37%(a)      .47%(a)       .50%(a)(b)
   Ratios of net investment
     income to average
     net assets ...............     6.84%        8.10%          9.04%(b)

(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been .62%, .64%, .65%, .59%, .60%, .60%, .61%, .61% and .73% for the years ended August 31, 1998, 1997, 1996, 1995,
    1994, 1993, 1992, 1991, and 1990, respectively, and .83% annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Sansom Street Class of Shares within the portfolio.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO

     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the investment objective of the Portfolio will be achieved. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

     BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     COMMERCIAL PAPER. The Portfolio may purchase commercial paper (i) rated (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

     Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

     VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

     ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods the reinvestment of proceeds by a portfolio will generally be at lower rates than the rates on the prepaid obligations.

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a portfolio of securities that it holds concurrently with an agreement by the portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

     MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see Statement of Additional Information under "Investment Objectives and Policies."

     GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are sub-ject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5)
securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.

YEAR 2000
--------------------------------------------------------------------------------
     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
     The Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the investment limitations summarized below without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Money Market Portfolio may not:

         1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

         2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

         4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a shareholder vote.

         1. The Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

         2. The Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

         3. The Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

     Sansom Street Shares are sold without a sales load on a continuous basis by the Fund's Distributor. Purchase of Shares may be made through the Banks acting on behalf of their customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with the Banks and who have authorized the Bank to invest in the Fund on the customer's behalf. Investors may also purchase shares through any broker that has entered into a dealer agreement with the Fund's Distributor (a "Dealer"). The minimum initial investment by an investor is $1,500. There is no minimum subsequent investment.

     Purchases of Shares may be effected through the customer's accounts at the Banks or investor accounts with the Dealer through procedures established in connection with the requirements of accounts at the Banks or at such Dealer. Confirmations of share purchases and redemptions will be sent to the Banks or such Dealer. Beneficial ownership of Sansom Street Shares will be recorded by the Banks or such Dealer and reflected in the account statements provided by such Banks or by such Dealer to investors. If you wish to purchase Sansom Street Shares, contact your Bank or a Dealer.

     The Banks may also impose minimum customer account requirements. Although the Banks do not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of the particular customer account, the Banks may charge the account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by the Banks before the customer authorizes the initial purchase of shares. This Prospectus should be read in conjunction with any information received from the Banks. See "Shareholder Servicing."

     The shares of the Sansom Street Class of the Portfolio are also available through Robertson Stephens, a registered broker-dealer that has entered into a dealer Agreement with the Fund's Distributor. For distribution services with respect to of shares of the Portfolio held by this firm, the Fund's Distributor pays Robertson Stephens up to .25% of the average annual daily net asset value of such accounts. Purchases made through this program do not require customers to pay a transaction fee.

     DIRECT PURCHASES THROUGH A DEALER. An investor may make an initial investment by mail by completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to "Sansom Street Money Market," to "Sansom Street Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

     The Fund reserves the right to reject any purchase order.

     All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after receipt of the purchase order in good order and Federal Funds are available to the Fund. Purchase orders received after its close of business are priced at the net asset value next determined on the following "Business Day." In those cases in which an investor pays for Shares by check, Federal Funds will generally become available two days after the check is received. A "Business Day" is any day that both the New York Stock

Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Purchase orders for Shares are accepted only on Business Days.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares. See "Management-Banking Laws."

                              REDEMPTION OF SHARES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. It is the responsibility of the Banks and the Dealers to transmit promptly to PFPC a customer's redemption request. In the case of shareholders holding share certificates, the certificates must accompany the redemption request. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT FOR BANK CUSTOMERS. A customer may redeem all or part of his Sansom Street Shares in accordance with instructions and limitations pertaining to his account at the Bank. Redemption orders are effected at the net asset value per share determined after receipt of the order by PFPC. Payment for redemption orders received by PFPC on a Business Day before 12:00 noon Eastern Time will be wired the same day in Federal Funds to the customer's account at the Bank, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. Payment for redemption orders which are received between 12:00 noon Eastern Time and the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Business Day will be wired in Federal Funds to the customers account on the next bank business day following receipt of the redemption request. No charge for wiring redemption payments is imposed by the Fund, although the Banks may charge customer accounts for redemption services. If all shares are redeemed, all accrued but unpaid dividends on those shares will be paid with the redemption proceeds.

     REDEMPTION OF SHARES IN AN ACCOUNT FOR NON-BANK CUSTOMERS. An investor who beneficially owns Shares may redeem Shares in his account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading of the NYSE on a Business Day, the redemption will be effective as of the close of regular trading of the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     An investor's brokerage firm will also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to Sansom Street Money Market, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or foreign association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolio, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Fund's telephone transaction procedures include the following measures:
(1)  requiring  the  appropriate  telephone  transaction  privilege  forms;  (2)
requiring the caller to provide the names of the account owners, the account social security number and the name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cashed at other banks.

                          OTHER REDEMPTION INFORMATION

     The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by the Fund's transfer agent of a request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Sansom Street Class involuntarily, on thirty days' notice, if such account drops below $500 and during such thirty-day notice period the shareholder does not increase such account to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------
     The net asset value per share of the Sansom Street Class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB, is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE is closed, as well as Veterans' Day and Columbus Day. The net asset value per share of each class of the Portfolio is calculated by adding the value of the proportionate interest of the class in the securities, cash, and other assets of the Portfolio, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.

     The Fund seeks to maintain for the Sansom Street Class of the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------
     The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plan of Distribution for the Sansom Street Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to .20% on an annualized basis of the daily net assets of the Sansom Street Class. The actual amount of such compensation under the Plan is agreed upon by the Fund's Board of Directors and by the Distributor. Pursuant to the conditions of an exemptive order granted by the SEC, the Distributor has agreed to waive its fee with respect to the Sansom Street Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the relevant Plan, the Distributor may reallocate an amount up to the full fee that it receives to Dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of any relevant Class serviced by such financial institutions. The Distributor may also reimburse Dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or Dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Sansom Street Class the fee set forth above. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

SHAREHOLDER SERVICING
--------------------------------------------------------------------------------
     The Fund has and will continue to enter into service agreements with the Banks pursuant to which the Banks will render certain support services to their customers in consideration for payment of .25% (on an annualized basis) of the average daily net asset value of such Shares. Such services may include aggregating and processing purchase and redemption requests from their customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of their customers; providing information periodically to their customers showing their positions in the Sansom Street
Class; providing sub-accounting with respect to the Sansom Street Shares beneficially owned by their customers or the information necessary for sub-accounting; and providing certain statistical and factual information. In accordance with the conditions of an exemptive order granted by the Securities and Exchange Commission, each service agreement will provide that a Bank will waive its servicing fee with respect to the Sansom Street Class on any day to the extent necessary to assure that the servicing fee required to be accrued by that Class does not exceed the income of that Class on that day. Their customers who are beneficial owners of Sansom Street Shares should read this Prospectus in light of the terms governing their accounts with the Banks.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of the Fund and each of its investment portfolios are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen separate investment portfolios. The Sansom Street Class represents interests in the Money Market Portfolio.

INVESTMENT ADVISER

     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiary currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc., is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     As investment adviser to the Portfolio, BIMC manages such Portfolio and is responsible for all purchases and sales of Portfolio securities. In entering into Portfolio transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares by the Fund, subject to the requirements of best execution. The agreement between BIMC and RBB with respect to the Money Market Portfolio provides for BIMC to also assist generally in supervising the operations of such Portfolio, and to maintain the Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

     For the services provided to and expenses assumed by it for the benefit of the Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of the average daily net assets of such Portfolio in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio.

     For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .37% of the average net assets of the Portfolio. For the same period, BIMC waived fees of approximately .13% of the average net assets of the Portfolio.

     Pursuant to its advisory agreement with Fund relating to the Portfolio, BIMC may enter into agreements with its affliates in which it delegates some or all of its accounting and administrative obligations under the advisory agreement. Any such arrangement has no effect on the advisory fees payable by the Portfolio to BIMC. BIMC has delegated to PFPC all of its accounting and administrative obligations under its advisory agreement with the Fund relating to the Portfolio. PFPC generally assists the Portfolio in all aspects of its administration and operation, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to receive from BIMC an administration fee, computed daily and payable monthly at a rate of .10% of the average daily net assets of the Portfolio. This has no effect on the advisory fees payable by the Portfolio to BIMC. PFPC's principal address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

     PNC Bank was formerly sub-adviser to the Money Market, Municipal Money Market and Government Obligations Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such portfolio to BIMC. The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by such portfolios to BIMC. The services provided by BIMC and the fees payable by the portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

ADMINISTRATOR

     Pursuant to its advisory agreement with the Fund with respect to the Money Market Portfolio, BIMC provides administrative services to the Portfolio, and is entitled to an administration fee, computed daily and payable monthly at .10% of average daily net assets of the Portfolio. BIMC has delegated to PFPC all of its accounting and administrative obligations under such advisory agreement. The
Fund  has  agreed  to  pay  directly  to  PFPC  the  fees  for   accounting  and
administrative services to the Money Market Portfolio which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolio to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

DISTRIBUTOR

     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as distributor for the Sansom Street Class of the Fund pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

EXPENSES

     The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Sansom Street Classes of the Fund pay their own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Sansom Street Classes or if they receive different services.

     The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of decreasing yield to investors.

     For the fiscal year ended August 31, 1998, the total expenses were .62% of average net assets with respect to the Sansom Street Class of the Money Market Portfolio (not taking into account waivers of .13%).

BANKING LAWS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of such a customer. PNC Bank, BIMC, PFPC, as well as the Banks, are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of Banks in connection with the provision of support services to their customers, the Fund might be required to alter materially or cause the Fund to discontinue its arrangements with Banks generally and change its method of operations with respect to the Sansom Street Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
     Distributions from the Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in the Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE SANSOM STREET CLASS OF THE MONEY MARKET PORTFOLIO AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE SANSOM STREET CLASS OF THIS PORTFOLIO.

     Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all of the classes of the Fund.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll free (800) 430-9618.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THEFUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THEDISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

ROBERTSON
STEPHENS
FUNDS
[LOGO OMITTED]

555 California Street, Suite 2600
San Francisco, California 94104

FUND NEWS &
INFORMATION
ROBERTSON STEPHENS
INVESTOR SERVICES

(BULLET) Licensed mutual fund representatives
(BULLET) Automated access to daily net asset values
(BULLET) Toll-free shareholder service line
         1-800-766-3863

ON THE WEB
    http://www.rsim.com


VIA E-MAIL
    funds@rsco.com


ACCOUNTLINK
    Automated account information,
    24 hours a day.
    1-800-624-8025

                                   THE SANSOM
                                     STREET
                                     FAMILY

                             MONEY MARKET PORTFOLIO

                                 MUNICIPAL MONEY
                                MARKET PORTFOLIO

                                       AND

                             GOVERNMENT OBLIGATIONS
                             MONEY MARKET PORTFOLIO


                                   Prospectus
                                December 29, 1998

                            THE SANSOM STREET FAMILY
                                       OF
                               THE RBB FUND, INC.

     The Sansom Street Family consists of three classes of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. The shares of the Sansom Street Classes offered by this Prospectus represent interests in a taxable money market portfolio, a municipal money market portfolio and a U.S. Government obligations money market portfolio. The investment objectives of each investment portfolio described in this Prospectus are as follows:

         MONEY MARKET PORTFOLIO--to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

         MUNICIPAL MONEY MARKET PORTFOLIO--to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing substantially all of its assets in a diversified portfolio of short-term Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

         GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO--to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements relating to such obligations.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     BlackRock Institutional Management Corporation serves as investment adviser for these Portfolios and PFPC Trust Company serves as custodian for the Fund. PFPC Inc. serves as administrator and as transfer and dividend disbursing agent for the Fund. Provident Distributors, Inc. acts as distributor for the Fund.

     Sansom Street Shares are sold by the Fund's distributor to customers maintaining accounts with banks affiliated with PNC Bank Corp. (the "Banks"). Sansom Street Shares will be sold to customers, including individuals, trusts, partnerships and corporations, who maintain accounts (such as custody, trust or escrow accounts) with the Banks, and who have authorized the Banks to invest in the Fund. Shares are sold and redeemed without any purchase or redemption charge imposed by the Fund, although the Banks may receive compensation from the Fund and charge their customer accounts for services provided in connection with the purchase or redemption of shares. See "Shareholder Servicing." Sansom Street Shares are also sold through dealers that have entered into a dealer agreement with the Fund's Distributor.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund by calling (800) 430-9618. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Website (http://www.sec.gov).
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------
     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. Each of the three classes (collectively, the "Sansom Street Classes") of the Fund's shares (collectively, the "Sansom Street Shares" or "Shares") offered by this Prospectus represents interests in one of the following investment portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio (together, the "Portfolios").

     The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and which present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

     The MUNICIPAL MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. To achieve this objective the Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations which meet certain ratings criteria and which present minimal credit risks. During periods of normal market conditions, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which is exempt from the regular federal income tax but which may constitute an item of tax preference for purposes of the federal alternative minimum tax.

     The GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. To achieve its objective, the Government Obligations Money Market Portfolio invests exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations.

     Each of the Portfolios seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

     The Portfolios' investment adviser is BlackRock Institutional Management Corporation ("BIMC"). PFPC Trust Company serves as custodian to the Fund and PFPC Inc. ("PFPC") serves as administrator and transfer and dividend disbursing agent to the Fund. Provident Distributors, Inc. (the "Distributor") acts as distributor of the Fund's shares.

     An investment in any of the Portfolios is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." Some or all of the Portfolios, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment basis," the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

     For detailed information of how to purchase or redeem Sansom Street Shares, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."

FEE TABLE

     The Fee Table below contains a summary of the annual operating expenses incurred by the Sansom Street Class of the Money Market Portfolio for the fiscal year ended August 31, 1998 as a percentage of average daily net assets. The figures shown for the Sansom Street Classes of the Municipal Money Market
Portfolio and Government Obligations Money Market Portfolio are based on expenses expected to be incurred by such Classes of these Portfolios in the current fiscal period in the event that Shares of these Classes are offered to the public. No shares of these Classes were offered during the fiscal year ended August 31, 1998. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (SANSOM STREET CLASSES)
     AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                                                                   GOVERNMENT
                                                                                   MUNICIPAL       OBLIGATIONS
                                                               MONEY MARKET      MONEY MARKET     MONEY MARKET
                                                                 PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                               ------------      ------------     ------------
Management fees (after waivers)(1) ...........................      .24%              .08%             .30%
12b-1 fees(1) ................................................      .05               .05              .05
Other Expenses ...............................................      .20               .30              .24
                                                                   ----              ----             ----
Total Fund Operating Expenses (Sansom Street Classes)
   (after waivers)(1) ........................................      .49%              .43%             .59%
                                                                   ====              ====             ====

(1) Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Money Market Portfolio, Municipal Money Market Portfolio and Government Obligations Money Market Portfolio, Management Fees would be .37%, .34% and .42%, respectively, and Total Fund Operating Expenses would be .62%, .69% and .71%, respectively.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                             ------  -------  -------  --------
Money Market* .............................    $5      $16      $27       $62
Municipal Money Market* ...................    $4      $13      $22       $49
Government Obligations Money Market* ......    $6      $19      $33       $74

* Other classes of these Portfolios are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Sansom Street Classes of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser," "Distribution of Shares" and "Shareholder Servicing" below.) Expense figures are based on actual costs and fees charged to each class. The Fee Table reflects a voluntary waiver of Management Fees for each Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. In addition, the investment adviser is currently voluntarily assuming additional expenses of the Money Market Portfolio. There can be no assurance that the investment adviser will continue to assume such expenses. Assumption of additional expenses will have the effect of lowering a Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time a Portfolio advertises its "total return," "yield" and "effective yield." TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Portfolio refers to the income generated by an investment in a Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Municipal Money Market Portfolio's "tax-equivalent yield" may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to such Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate.

The total return and yield of any investment is generally a function of portfolio quality and maturity, type of investment, operating expenses and market conditions. The total return and yield on Shares of each of the Sansom Street Classes will fluctuate and is not necessarily representative of future results. Any fees charged by the Banks or broker/dealers directly to their customers in connection with investments in a Portfolio are not reflected in the total return and yields on a Portfolio's Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The total return and yield on Shares of Sansom Street Classes may differ from total return and yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each of the classes of that Portfolio.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The table below sets forth certain information concerning the investment results of the Sansom Street Classes for the periods indicated. The financial data included in this table for each of the periods ended August 31, 1994 through August 31, 1998 are part of the Fund's financial statements for each of the Portfolios, which have been incorporated by reference into the Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Fund's independent accountants. The financial data for each such Portfolio for the periods ended August 31, 1989, 1990, 1991, 1992 and 1993 are a part of previous financial statements audited by PricewaterhouseCoopers. No financial data for the periods ended August 31, 1994, 1995, 1996, 1997 and 1998 are included for the Sansom Street Class of the Municipal Money Market Portfolio as no shares of such Class had been sold to the public during these periods and for the Sansom Street Class of the Government Obligations Money Market Portfolio as such Class ceased operations on December 4, 1991. The financial data included in the table should be read in conjunction with the financial statements and notes thereto. Further information about the performance of the Portfolios is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge by calling the telephone number on page 1 of this Prospectus.

SANSOM STREET CLASSES

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.

FINANCIAL HIGHLIGHTS (c)
     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       MONEY MARKET PORTFOLIO
                            ------------------------------------------------------------------------------------------------------


                              FOR THE      FOR THE     FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                            AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                               1998         1997         1996         1995         1994         1993         1992         1991
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value,
   beginning of period ..... $   1.00     $    1.00    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                             --------     ---------    --------     --------     --------     --------     --------     --------
Income from investment
   operations:
   Net investment income ...    .0520        0.0510      0.0518       0.0543       0.0334       0.0304       0.0435       0.0684
   Net gains on securities
     (both realized
     and unrealized) .......       --            --          --           --           --           --       0.0007           --
                             --------     ---------    --------     --------     --------     --------     --------     --------
       Total from
         investment
         operations ........    .0520        0.0510      0.0518       0.0543       0.0334       0.0304       0.0442       0.0684
                             --------     ---------    --------     --------     --------     --------     --------     --------
Less distributions
   Dividends (from net
     investment income) ....   (.0520)      (0.0510)    (0.0518)     (0.0543)     (0.0334)     (0.0304)     (0.0435)     (0.0684)
   Distributions (from
     capital gains) ........       --            --          --           --           --           --      (0.0007)          --
                             --------     ---------    --------     --------     --------     --------     --------     --------
       Total distributions .   (.0520)      (0.0510)    (0.0518)     (0.0543)     (0.0334)     (0.0304)     (0.0442)     (0.0684)
                             --------     ---------    --------     --------     --------     --------     --------     --------
Net asset value,
   end of period ........... $   1.00     $    1.00    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                             ========     =========    ========     ========     ========     ========     ========     ========

Total Return ...............    5.34%         5.22%       5.30%        5.57%        3.39%        3.08%        4.51%        7.06%
Ratios/Supplemental Data
   Net Assets, end of
     period (000) .......... $684,066     $ 570,018    $524,359     $441,614     $373,745     $190,794     $228,079     $138,418
   Ratios of expenses to
     average net assets ....   .49%(a)       .49%(a)     .48%(a)      .39%(a)      .39%(a)      .34%(a)      .35%(a)      .37%(a)
   Ratios of net investment
     income to average
     net assets ............    5.20%         5.10%       5.18%        5.43%        3.34%        3.04%        4.35%        6.84%

                                  MONEY MARKET PORTFOLIO
                              -------------------------------
                                             FOR THE PERIOD
                                           SEPTEMBER 30, 1988
                               FOR THE       (COMMENCEMENT
                              YEAR ENDED   OF OPERATIONS) TO
                              AUGUST 31,       AUGUST 31,
                                 1990             1989
                              ----------   ------------------
Net asset value,
   beginning of period .....   $   1.00         $    1.00
                               --------         ---------
Income from investment
   operations:
   Net investment income ...     0.0810            0.0818
   Net gains on securities
     (both realized
     and unrealized) .......         --                --
                               --------         ---------
       Total from
         investment
         operations ........     0.0810            0.0818
                               --------         ---------
Less distributions
   Dividends (from net
     investment income) ....    (0.0810)          (0.0818)
   Distributions (from
     capital gains) ........         --                --
                               --------         ---------
       Total distributions .    (0.0810)          (0.0818)
                               --------         ---------
Net asset value,
   end of period ...........   $   1.00         $    1.00
                               ========         =========

Total Return ...............      8.40%           9.25%(b)
Ratios/Supplemental Data
   Net Assets, end of
     period (000) ..........   $106,743         $  79,656
   Ratios of expenses to
     average net assets ....     .47%(a)        .50%(a)(b)
   Ratios of net investment
     income to average
     net assets ............      8.10%           9.04%(b)

(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been .62%, .64%, .65%, .59%, .60%, .60%, .61%, .61% and .73% for the years ended August 31, 1998, 1997, 1996, 1995,
    1994, 1993, 1992, 1991, and 1990, respectively, and .83% annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Sansom Street Class of Shares within the Portfolio.

SANSOM STREET CLASSES

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.

FINANCIAL HIGHLIGHTS(c)
     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)(d)

                                                                           MUNICIPAL MONEY MARKET PORTFOLIO
                                            -------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                                                               SEPTEMBER 30, 1988
                                                 FOR THE          FOR THE         FOR THE         FOR THE       (COMMENCEMENT OF
                                               YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED      OPERATIONS) TO
                                            AUGUST 31, 1993  AUGUST 31, 1992  AUGUST 31, 1991  AUGUST 31, 1990  AUGUST 31, 1989
                                            ---------------  ---------------  ---------------  ---------------  -----------------
Net asset value, beginning of period .......     $  1.00      $     1.00        $      1.00    $      1.00          $      1.00
                                                 -------      ----------        -----------    -----------          -----------
Income from investment operations:
   Net investment income ...................      0.0233          0.0325             0.0471         0.0559               0.0537
   Net gains on securities (both realized
     and unrealized) .......................          --              --                 --             --                   --
                                                 -------      ----------        -----------    -----------          -----------
       Total from investment operations ....      0.0233          0.0325             0.0471         0.0559               0.0537
                                                 -------      ----------        -----------    -----------          -----------
Less distributions
   Dividends (from net investment income) ..     (0.0233)        (0.0325)           (0.0471)       (0.0559)             (0.0537)
   Distributions (from capital gains) ......          --              --                 --             --                   --
                                                 -------      ----------        -----------    -----------          -----------
       Total distributions .................     (0.0233)        (0.0325)           (0.0471)       (0.0559)             (0.0537)
                                                 -------      ----------        -----------    -----------          -----------
Net asset value, end of period .............     $  1.00      $     1.00        $      1.00    $      1.00          $      1.00
                                                 =======      ==========        ===========    ===========          ===========
Total Return ...............................       2.35%           3.30%              4.81%          5.74%              5.99%(b)
Ratios/Supplemental Data
   Net assets, end of period (000) .........     $   928      $3,025,781        $15,289,016    $24,781,689          $21,470,715
   Ratios of expenses to average
     net assets ............................      .39%(a)         .39%(a)            .34%(a)        .38%(a)              .50%(a)(b)
   Ratios of net investment income
     to average net assets .................       2.33%           3.25%              4.71%          5.59%              5.93%(b)

(a) Without the waiver of advisory, administration, and transfer agency fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Municipal Money Market Portfolio is not reported for the periods ended August 31, 1998, 1997, 1996, 1995 and 1994 and would have been 3.02%, .87%, .73% and .77% for the years ended August 31, 1993, 1992, 1991, and 1990, respectively, and .95% annualized for the period ended August 31, 1989.

(b) Annualized.

(c) Financial Highlights relate solely to the Sansom Street Class of Shares within the Portfolio.

(d) No Shares of this class had been sold to the public during the periods ended August 31, 1998, 1997, 1996, 1995 and 1994.

SANSOM STREET CLASSES

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.

FINANCIAL HIGHLIGHTS(c)
     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                                                            ------------------------------------------------------------------------
                                                                                                                     FOR THE PERIOD
                                                                                                                   OCTOBERR 18, 1988
                                                                  FOR THE           FOR THE          FOR THE       (COMMENCEMENT OF
                                                                YEAR ENDED         YEAR ENDED       YEAR ENDED      OPERATIONS) TO
                                                            AUGUST 31, 1992(d)  AUGUST 31, 1991  AUGUST 31, 1990    AUGUST 31, 1989
                                                            ------------------  ---------------  ---------------   -----------------
Net asset value, beginning of period ......................       $  1.00            $  1.00          $  1.00           $  1.00
                                                                  -------            -------          -------           -------
Income from investment operations:
   Net investment income ..................................        0.0153             0.0699           0.0843            0.0816
   Net gains on securities (both realized and unrealized) .            --                 --               --                --
                                                                  -------            -------          -------           -------
       Total from investment operations ...................        0.0153             0.0699           0.0843            0.0816
                                                                  -------            -------          -------           -------
Less distributions
   Dividends (from net investment income) .................       (0.0153)           (0.0699)         (0.0843)          (0.0816)
   Distributions (from capital gains) .....................            --                 --               --                --
                                                                  -------            -------          -------           -------
       Total distributions ................................       (0.0153)           (0.0699)         (0.0843)          (0.0816)
                                                                  -------            -------          -------           -------
Net asset value, end of period ............................       $  1.00            $  1.00          $  1.00           $  1.00
                                                                  =======            =======          =======           =======
Total Return ..............................................       6.02%(b)             7.23%            8.79%           9.31%(b)
Ratios/Supplemental Data
   Net assets, end of period (000) ........................            --            $   125          $   117           $   108
   Ratios of expenses to average net assets ...............          --(a)              --(a)            --(a)             --(a)
   Ratios of net investment income to average net assets ..         5.85%              6.99%            8.43%           8.91%(b)

(a) Without the waiver of advisory, distribution and transfer agency fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Obligations Money Market Portfolio is not reported for the periods ended December 4, 1991, August 31, 1991, 1990 and 1989 as no shares of the Sansom Street Class of that Portfolio had been sold to the public during such years.

(b) Annualized.

(c) Financial Highlights relate solely to the Sansom Street Class of Shares within the Portfolio.

(d) This Class of shares ceased operations on December 4, 1991.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO

     The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." There is no assurance that the Portfolio will achieve its investment objective. The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

     BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     COMMERCIAL PAPER. The Portfolio may purchase commercial paper (i) rated (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("Rating Organization") or, by the only Rating Organization; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such rating. These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

     Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

     VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

     ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods the reinvestment of proceeds by a Portfolio will generally be at lower rates than the rates on the prepaid obligations.

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

     MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see "Investment Objectives and Policies -- Municipal Money Market Portfolio --Municipal Obligations."

     GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by at least two Rating Organizations ("Rating Organizations") (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities (4) securities issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings, and (5)
securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.

                        MUNICIPAL MONEY MARKET PORTFOLIO

     The Municipal Money Market Portfolio's investment objective is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Municipal Money Market Portfolio invests substantially all of its assets in a diversified portfolio of short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. During periods of normal market conditions, at least 80% of the net assets of the Municipal Money Market Portfolio will be invested in Municipal Obligations. Municipal Obligations include securities the interest on which is Tax-Exempt Interest, although to the extent the Portfolio invests in certain private activity bonds issued after August 7, 1986 ("Alternative Minimum Tax Securities"), a portion of the interest earned by the Portfolio may constitute an item of tax preference for purposes of the federal alternative minimum tax ("AMT Interest"). There is no assurance that the investment objective of the Portfolio will be achieved.

     MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

     The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's investment adviser, suitable obligations bearing Tax-Exempt Interest or AMT Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

     The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Although the Municipal Money Market Portfolio may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state,
(ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Municipal Money Market Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

     TAX-EXEMPT DERIVATIVE SECURITIES. The Municipal Money Market Portfolio may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Portfolio to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution). Although the Internal Revenue Service has not ruled on whether the interest received on derivative securities in the form of participation interests or custodial receipts is Tax-Exempt Interest, opinions relating to the validity of, and the tax-exempt status of payments received by, the Portfolio from such derivative securities are rendered by counsel to the respective sponsors of such derivatives and relied upon by the Portfolio in purchasing such securities. Neither the Portfolio nor its investment adviser will review the proceedings relating to the creation of any tax-exempt derivative securities or the basis for such legal opinions.

     WHEN-ISSUED   SECURITIES.   The  Portfolio  may  also  purchase   portfolio
securities on a "when-issued" basis as described under "Investment Objectives and Policies--Money Market Portfolio--When-Issued Securities."

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio as described under "Investment Objectives and Policies--Money Market Portfolio--Stand-By Commitments."

     ELIGIBLE SECURITIES. The Municipal Money Market Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. For a more complete description of eligible securities, see "Investment Objectives and Policies--Money Market Portfolio--Eligible Securities" and "Investment Objectives and Policies" in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Money Market Portfolio--Illiquid Securities" and "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

                  GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

     The Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. The types of U.S. Government obligations in which the Portfolio may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Portfolio will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes that the credit risk with respect thereto is minimal. There is no assurance that the investment objective of the Portfolio will be achieved.

     Due to fluctuations in interest rates, the market values of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities may vary. Certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase government securities from financial institutions, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). For a more complete description of repurchase agreements, see "Investment Objectives and Policies--Money Market Portfolio--Repurchase Agreements."

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. The Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. For a more complete description of reverse repurchase agreements see "Investment Objectives and Policies--Money Market Portfolio--Reverse Repurchase Agreements."

     MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. The Fund may also acquire asset-backed securities as described under "Investment Objectives and Policies--Money Market Portfolio--Asset-Backed Securities."

     LENDING OF SECURITIES. The Portfolio may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Portfolio's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities as described under "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

YEAR 2000
--------------------------------------------------------------------------------
     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
     The Money Market, Municipal Money Market and Government Obligations Money Market Portfolios' respective investment objectives and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolios may not, however, change the following investment limitations (except as noted) without such a vote of their respective shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Portfolios may not borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of a Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of a Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

     The Money Market and Municipal Money Market Portfolios may not:

         1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Portfolio, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

The Money Market Portfolio may not:

         1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

         2. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

         1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that
     (i) if rated by more than one Rating  Organization,  are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

         2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

         3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

     The Municipal Money Market Portfolio may not:

         1. Purchase any securities which would cause more than 25% of the value of the total assets of the Portfolio to be invested in obligations at the time of purchase in issuers in the same industry.

In addition, without shareholder approval, the Portfolio may not change its policy of investing during normal market conditions at least 80% of its net assets in obligations the interest on which is Tax-Exempt Interest or AMT Interest.

     The Government Obligations Money Market Portfolio may not:

         1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

         2. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Portfolio's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not

     (together with all non-qualifying income) exceed 10% of the Portfolio's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

     Sansom Street Shares are sold without a sales load on a continuous basis by the Fund's Distributor. Only Shares of the Sansom Street Class representing interests in the Money Market Portfolio are currently offered to the public. Purchase of Shares may be made through the Banks acting on behalf of their customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with the Banks and who have authorized the Bank to invest in the Fund on the customer's behalf. Investors may also purchase Shares through broker-dealers (a "Dealer") that have entered into a dealer agreement with the Fund's Distributor. The minimum initial investment by an investor is $1,500. There is no minimum subsequent investment.

     Purchases of Shares may be effected through the customer's accounts at the Banks or investor accounts with the Dealer through procedures established in connection with the requirements of accounts at the Banks or at such Dealer. Confirmations of Share purchases and redemptions will be sent to the Banks or such Dealer. Beneficial ownership of Sansom Street Shares will be recorded by the Banks or such Dealer and reflected in the account statements provided by such Banks or by such Dealer to investors. If you wish to purchase Sansom Street Shares, contact your Bank or a Dealer.

     The Banks may also impose minimum customer account requirements. Although the Banks do not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of the particular customer account, the Banks may charge the account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by the Banks before the customer authorizes the initial purchase of shares. This Prospectus should be read in conjunction with any information received from the Banks. See "Shareholder Servicing."

     The Sansom Street Class of the Money Market Portfolio is also available through Robertson Stephens, a registered broker-dealer that has entered into a dealer Agreement with the Fund's Distributor. For distribution services with respect to that Class of shares of the Portfolio held by this firm, the Fund's Distributor pays Robertson Stephens up to .25% of the average annual daily net asset value of such accounts. Purchases made through this program does not require customers to pay a transaction fee.

     DIRECT PURCHASES THROUGH A DEALER. An investor may make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to "Sansom Street Money Market," to "Sansom Street Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

     The Fund reserves the right to reject any purchase order.

     All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after receipt of the purchase order in good order and Federal Funds are available to the Fund. Purchase orders received after its close of business are priced at the net asset value next determined on the following "Business Day." A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. In those cases in which an investor pays for Shares by check,

Federal Funds will generally become available two Business Days after the check is received. Purchase orders for Shares are accepted only on Business Days.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.

                              REDEMPTION OF SHARES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. It is the responsibility of the Banks and the Dealers to transmit promptly to PFPC a customer's redemption request. In the case of shareholders holding share certificates, the certificates must accompany the redemption request. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT FOR BANK CUSTOMERS. A customer may redeem all or part of his Sansom Street Shares in accordance with instructions and limitations pertaining to his account at the Bank. Redemption orders are effected at the net asset value per share determined after receipt of the order by PFPC. Payment for redemption orders received by PFPC on a Business Day before 12:00 noon Eastern Time will be wired the same day in Federal Funds to the (customer's) account at the Bank, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. Payment for redemption orders which are received between 12:00 noon Eastern Time and the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Business Day will be wired in Federal Funds to the customers account on the next bank business day following receipt of the redemption request. No charge for wiring redemption payments is imposed by the Fund, although the Banks may charge customer accounts for redemption services.

     REDEMPTION OF SHARES IN AN ACCOUNT FOR NON-BANK CUSTOMERS. An investor who beneficially owns Shares through an Account may redeem Shares in his account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC from the broker by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading of the NYSE on a Business Day, the redemption will be effective as of the close of regular trading of the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     An investor's brokerage firm may also redeem each day a sufficient number of Shares to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to "Sansom Street Money Market," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities
Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Portfolios, the Distributor, PFPC nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Fund's telephone transaction procedures include the following measures:
(1)  requiring  the  appropriate  telephone  transaction  privilege  forms;  (2)
requiring the caller to provide the names of the account owners, the account social security number and the name of the portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

     The proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank.
Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

                          OTHER REDEMPTION INFORMATION

     The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by the Fund's transfer agent of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in a Sansom Street Class involuntarily, on thirty days' notice, if such account falls below $500 and during such thirty-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------
     The net asset value per share of each class of the Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday, with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE is closed, as well as Veterans' Day and Columbus Day. The net asset value per share of each class is calculated by adding the proportionate interest of each class in the value of the securities, cash, and other assets of the Portfolio, subtracting accrued and actual liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value per share of each class of the Fund is determined independently of any of the Fund's other classes.

     The Fund seeks to maintain for each of the Portfolios a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, a Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------
     Provident Distributors, Inc. acts as distributor for each of the Sansom Street Classes of the Fund pursuant to a distribution agreement with the Fund dated May 29, 1998 (the "Distribution Agreement"). The Distributor pays for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Portfolios of the Fund as well as for related direct mail, advertising expenses and promotional expenses. The Distributor monitors the support services provided by the Banks as described in "Shareholder Servicing" below.

DISTRIBUTION ARRANGEMENTS

     The Board of Directors of the Fund approved and adopted the Distribution Agreement and separate Plans of Distribution for each of the Sansom Street Classes (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under each of the Plans, the Distributor is entitled to receive from the relevant Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to .20% on an annualized basis of the daily net assets of the relevant Sansom Street Class. The actual amount of such compensation under the Plans is agreed upon by the Fund's Board of Directors and by the Distributor. Under the Distribution Agreement for the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio, the Distributor has agreed to accept compensation for its services thereunder and under the relevant Plan in the amount of .05% on an annualized basis. Such compensation may be increased up to the amount permitted under the Plan, with the approval of the Fund's Board of Directors. Under the Distribution Agreement for the Money Market Portfolio, the Distributor has agreed to accept compensation for its services thereunder and under the relevant Plan in the amount of .06% on an annualized basis. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to a Sansom Street Class on any day to the extent necessary to assure that the fee required to be accrued by such Class does not exceed the income of such Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Each of the Plans obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of each Sansom Street Class the fee set forth above. Payments under the Plans are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

SHAREHOLDER SERVICING
--------------------------------------------------------------------------------
     The Fund has adopted a Shareholder Servicing Plan on behalf of the Classes under which the Fund may enter into service agreements with the Banks. As compensation for their services under these agreements, the Plan provides that Banks may receive up to .20% (on an annualized basis) of the average daily net asset value of such Shares. The Fund has and will continue to enter into service agreements with the Banks pursuant to which the Banks will render certain support services to customers in consideration for payment of .10% (on an annualized basis) of the average daily net asset value of such Shares. Such services may include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in the Sansom Street Classes; providing sub-accounting with respect to the Sansom Street
Shares beneficially owned by customers or the information necessary for sub-accounting; and providing certain statistical and factual information. In accordance with the conditions of an exemptive order granted by the Securities and Exchange Commission, each service agreement will provide that a Bank will waive its servicing fee with respect to a Sansom Street Class on any day to the extent necessary to assure that the servicing fee required to be accrued by such Class does not exceed the income of such Class on that day. Customers who are beneficial owners of Sansom Street Shares should read this Prospectus in light of the terms governing their accounts with the Banks. For the fiscal year ended August 31, 1998, the Fund paid PNC Bank shareholder services fees aggregating
 .10% of the average daily net assets of the Money Market Portfolio under the Plan.

MANAGEMENT
--------------------------------------------------------------------------------
BOARD OF DIRECTORS

     The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. Each of the

Sansom Street Classes represents interests in one of the following portfolios: the Money Market Portfolio, the Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio.

INVESTMENT ADVISER

     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for each of the Portfolios. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp Inc. PNC Bancorp, Inc., is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     As investment adviser to the Portfolios, BIMC manages such Portfolios and is responsible for all purchases and sales of portfolio securities. In entering into Portfolio transactions for a Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution. The agreements between BIMC and RBB, with respect to the Money Market and Government Obligations Money Market Portfolios, respectively, provide for BIMC to also assist generally in supervising the operations of such Portfolios, and to maintain such Portfolios' financial accounts and records. These administrative responsibilities have been delegated to PFPC, as described below.

     For the services provided to and expenses assumed by it for the benefit of each of the Money Market and Government Obligations Money Market Portfolios, BIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of assets in excess of $500 million. For the services provided and expenses assumed by it with respect to the Municipal Money Market Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .35% of the first $250 million; .30% of the next $250 million; and
 .25% of net assets in excess of $500 million. BIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Portfolio.

     For the fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% of the average net assets of the Money Market Portfolio. For the same period BIMC waived approximately .13% of the average net assets of the Money Market Portfolio.

     PNC Bank was formerly sub-adviser to the Money Market, Municipal Money Market and Government Obligations Portfolios and provided research, credit analysis and recommendations with respect to each such Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by each such Portfolio to BIMC. The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by such Portfolios to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company."

ADMINISTRATOR

     PFPC serves as the administrator for the Municipal Money Market Portfolios and generally assists the Portfolio in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC is entitled to an administration fee, computed daily and payable monthly at .10% of the average daily net assets of the Portfolio. Pursuant to its advisory agreements with the Fund with respect to the Money Market and Government Obligations Money Market Portfolios, BIMC provides administrative services to such Portfolios pursuant to the same terms, but has delegated to PFPC all of its accounting and administrative obligations under such advisory agreements. The Fund has agreed to pay directly to PFPC the fees for accounting and administrative services to the Money Market and Government Obligations Money Market Portfolios which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by such Portfolios to BIMC. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as Distributor of the Shares of each of the Sansom Street Classes of the Fund pursuant to the Distribution Agreement with the Fund on behalf of each of the Sansom Street Classes.

EXPENSES

     The expenses of each Portfolio are deducted from the total income of such Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based on the relative net assets of the investment portfolios at the time such expenses were accrued. The Sansom Street Classes of the Fund pay their own distribution fees, and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Sansom Street Classes or if they receive different services.

     The investment adviser may assume expenses of the Portfolios from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of lowering yield to investors.

     For the fiscal year ended August 31, 1998, the total expenses were .62% of average net assets with respect to the Sansom Street Class of the Money Market Portfolio (not taking into account waivers and reimbursements of .13%). The Sansom Street Classes of the Government Obligations Money Market Portfolio and Municipal Money Market Portfolio did not incur any expenses, as no Shares of such Classes had been sold to the public during the fiscal year ended August 31, 1998.

BANKING LAWS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Act of 1956 or any bank or nonbank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of such a customer. PNC Bank, BIMC, PFPC, as well as the Banks, are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of Banks in connection with the provision of support services to their customers, the Fund might be required to alter materially or cause the Fund to discontinue its arrangements with Banks generally and change its method of operations with respect to the Sansom Street Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of each of the Portfolios to each Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the relevant Sansom Street Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by each Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of regular trading on the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
     Distributions from the Money Market Portfolio and the Government Obligations Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Distributions from the Municipal Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolio's investments, that a portion of the Portfolio's distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

     Although distributions from the Municipal Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Money Market Portfolio generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Municipal Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock (see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in each of its Money Market, Municipal Money Market and Government Obligations Money Market Portfolios to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Agreement and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's Distributor by calling 1-800-888-9723 to request more information concerning other classes available.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE SANSOM STREET CLASSES OF THE MONEY MARKET, MUNICIPAL MONEY MARKET AND GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIOS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE SANSOM STREET CLASSES OF THESE PORTFOLIOS.

     Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of each of the Portfolios will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all of the classes of the Fund.

     The Fund will issue share certificates for Sansom Street Shares only upon the written request of a shareholder sent to PFPC.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll free (800) 430-9618.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                -----------------
                                TABLE OF CONTENTS

                                                                           PAGE
Introduction ............................................................     2
Financial Highlights ....................................................     4
Investment Objectives and Policies ......................................     8
Year 2000 ...............................................................    13
Investment Limitations ..................................................    13
Purchase and Redemption of Shares .......................................    15
Net Asset Value .........................................................    18
Distribution of Shares ..................................................    18
Shareholder Servicing ...................................................    19
Management ..............................................................    19
Dividends and Distributions .............................................    22
Taxes ...................................................................    22
Description of Shares ...................................................    23
Other Information .......................................................    24


INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
Philadelphia, Pennsylvania

                               THE PRINCIPAL CLASS
                                   Prospectus

                             Money Market Portfolio


                                December 29, 1998

                               THE PRINCIPAL CLASS
                                       OF
                               THE RBB FUND, INC.

                             MONEY MARKET PORTFOLIO

     This Prospectus offers shares of the Principal class of common stock of The RBB Fund, Inc. (the "Fund"). The Principal class represents interests in the Money Market Portfolio (the "Portfolio"), which is a taxable money market portfolio of the Fund.

     The investment objective of the Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

     SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF THE PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     BlackRock Institutional Management Corporation ("BIMC") serves as investment adviser for the Portfolio, PFPC Trust Company serves as custodian for the Portfolio and PFPC Inc. ("PFPC") serves as administrator and the transfer and dividend disbursing agent for the Portfolio. Provident Distributors, Inc. (the "Distributor") acts as distributor for the Portfolio.

     This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 29, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference to this Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 888-9723.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------
     The RBB Fund, Inc. is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988. The Fund is currently operating or proposing to operate seventeen separate investment portfolios. The shares (the "Principal Shares" or "Shares") offered by this Prospectus represent interests in the Principal class (the "Principal Class") of the Money Market Portfolio.

     The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

     The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

An investor may purchase and redeem Principal Shares through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

     An investment in the Principal Shares is subject to certain risks, as set forth in detail under "Investment Objective and Policies." The Portfolio may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objective and Policies."

FEE TABLE
ANNUAL FUND OPERATING EXPENSES (PRINCIPAL CLASS)
     AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

     The Fee Table below contains a summary of the annual operating expenses of the Principal Class of the Portfolio based on expenses expected to be incurred for the fiscal year ended August 31, 1999, as a percentage of average daily net assets. An example based on the summary is also shown.
                                                                    MONEY MARKET
                                                                      PORTFOLIO
                                                                    ------------
Management fees (after waivers)(1) ..................................    .23%
12b-1 Fees ..........................................................    .40%
Other Expenses ......................................................    .17%
                                                                         ---
Total Fund Operating Expenses (Principal Class) (after waivers)(1) ..    .80%
                                                                         ===

(1) Management Fees and 12b-1 Fees are based on average daily net assets and are calculated daily and paid monthly. Before waivers for the Principal Class, Management Fees would be .37%, and Total Fund Operating Expenses would be .98%.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                            ------  -------  -------  --------
Money Market Portfolio-Principal Class* ...   $8      $26      $44       $99
* Other classes of the Portfolio are sold with different fees and expenses.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses (Principal Class)" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Principal Class of the Portfolio will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser" and "Distribution of Shares" below.) Expense figures are based on actual costs and fees charged to the class. The Fee Table reflects a voluntary waiver of Management Fees for the Portfolio. However, there can be no assurance that any future waivers of Management Fees will not vary from the figures reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolio, such assumption will have the effect of lowering the Portfolio's overall expense ratio and increasing its yield to investors.

     From time to time the Portfolio advertises its "yield" and "effective yield." BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Principal Shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in Principal Shares are not reflected in the yields of Principal Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Principal Shares may differ from yields on shares of other classes that also represent interests in the Portfolio depending on the allocation of expenses to each of the classes. See "Expenses."

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
     The  Portfolio's  investment  objective  is to  provide  as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Obligations held by the Portfolio have remaining maturities of 397 calendar days or less (exclusive of securities subject to repurchase agreements). The Portfolio is a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Portfolio. See "Eligible Securities." There is no assurance that the investment objective of the Portfolio will be achieved. The following descriptions illustrate the types of Money Market Instruments in which the Portfolio invests.

     BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (at the time of purchase) in the two highest rating categories of a nationally recognized statistical rating organization ("Rating Organization"). These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors.

     Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

     VARIABLE RATE DEMAND NOTES. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 13 months, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

     REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

     ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and, instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations." In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concur-rently with an agreement by the Portfolio to repurchase them at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price which the Portfolio is obligated to pay. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the Investment Company Act of 1940 (the "1940 Act").

     GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investment in illiquid securities.

     MUNICIPAL OBLIGATIONS. In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality.

     STAND-BY COMMITMENTS. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     WHEN-ISSUED SECURITIES. The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by one or more Rating Organizations (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Ratings Services ("S&P")), (3) securities that are rated at the time of purchase by the only Rating Organization rating the security in one of its two highest rating categories for such securities, and (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a Rating Organization ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objective and Policies" in the Statement of Additional Information.

     ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, GICs, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objective and Policies -- Illiquid Securities" in the Statement of Additional Information.

YEAR 2000
--------------------------------------------------------------------------------
     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem. The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
     The Portfolio's investment objective and the policies described above may be changed by the Fund's Board of Directors without shareholder approval. The Portfolio may not, however, change the following investment limitations without such a vote of its shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objective and Policies.")

     The Portfolio may not:

         1. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

         3. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

         4. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

     So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Portfolio.

         1. The Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three Business Days (as defined below). "First Tier Securities" include eligible securities that (i) if rated by more than one Rating Organization, are rated (at the time of purchase) by two or more Rating Organizations in the highest rating category for such securities, (ii) if rated by only one Rating Organization, are rated by such Rating Organization in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

         2. The Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

         3. The Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                               PURCHASE PROCEDURES

     GENERAL. Principal Shares are sold without a sales load on a continuous basis by the Distributor. The Distributor is located at Four Falls Corporate Center, Conshohocken, Pennsylvania 19428. Investors may purchase Principal Shares through an account maintained by the investor with his brokerage firm (the "Account") and may also purchase Shares directly by mail or wire. The minimum initial investment is $25,000 and the minimum subsequent investment is $2,500. The Fund in its sole discretion may accept or reject any order for purchases of Principal Shares.

     All  payments  for initial  and  subsequent  investments  should be in U.S.
dollars. The brokerage firm which carries the Account (the "Broker") is responsible for the prompt transmission of the order to the Fund's transfer agent. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in good order and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received by the Broker. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by PFPC by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day of the Fund, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by PFPC as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an investor's Account with his Broker through procedures established in connection with the requirements of Accounts at such Broker. The minimum initial and subsequent investment in Shares are determined by your Broker. In such event, beneficial ownership of Shares will be recorded by the Broker and will be reflected in the Account statements provided by the Broker to such investors. A Broker may impose minimum investment Account requirements. Even if a Broker does not impose a sales charge for purchases of Shares, depending on the terms of an investor's Account with his Broker, the Broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's Broker, and this Prospectus should be read in conjunction with any information received from a Broker. Shareholders whose shares are held in the street name account of a Broker and who desire to transfer such shares to the street name account of another Broker should contact their current Broker.

     A Broker may offer investors maintaining Accounts the ability to purchase Shares under an automatic purchase program (a "Purchase Program") established by a participating Broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in Principal Shares. The frequency of investments and the minimum investment requirement will be established by the Broker and the Fund. In addition, the Broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular Broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the Broker.

     If a Broker makes special arrangements under which orders for Principal Shares are received by PFPC prior to 12:00 noon Eastern Time, and the Broker guarantees that payment for such Shares will be made in available Federal Funds to the Fund's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

     DIRECT PURCHASES. An investor may also make direct investments at any time in Principal Shares through any Broker that has entered into a dealer agreement with the Distributor (a "Dealer"). An investor also may make an initial investment in Principal Shares by mail by fully completing and signing an application obtained from a Dealer (the "Application"), specifying the Money Market Portfolio, and mailing it, together with a check payable to "THE PRINCIPAL CLASS" to THE PRINCIPAL CLASS, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned to the investor unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Fund's transfer agent at the foregoing address.

     Provided that the investment is at least $5,000, an investor may also purchase Principal Shares by having his bank or Dealer wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or Dealer may impose a charge for this service. The Fund does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 533-7719 (in Delaware call collect (302) 791-1196), and provide your name, address, telephone number, Social Security or Tax Identification Number, specify the Principal Class, the amount being wired, and by which bank or Dealer. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify PFPC prior to wiring funds.)

         B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank:

            PNC Bank, N.A., Philadelphia, PA
            ABA-0310-0005-3
            FROM: (name of investor)
            ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (Money Market Portfolio)
            AMOUNT: (amount to be invested)

         C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

     For subsequent investments, an investor should follow steps A and B above.

     RETIREMENT PLANS. Principal Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your Broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

                              REDEMPTION PROCEDURES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT. An investor who beneficially owns Principal Shares through an Account may redeem Principal Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his Broker. It is the responsibility of the Broker to transmit purchase and redemption orders to PFPC and to credit its investors' accounts with the redemption proceeds on a timely basis. If such notice is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading on the NYSE on a Business Day, the redemption will be effective as of the close of regular trading on the NYSE on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     A Broker may also redeem each day a sufficient number of Shares of the Primary Class to cover debit balances created by transactions in the Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each  Broker   reserves   the  right  to  waive  or  modify   criteria  for
participation in an Account or to terminate participation in an Account for any reason.

     REDEMPTION OF SHARES OWNED DIRECTLY. A direct investor may redeem any number of Shares by sending a written request to THE PRINCIPAL CLASS c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Direct investors may redeem Shares without charge by telephone if they have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the redemption by calling (888) 261-4073. Neither the Fund, the Distributor, the Portfolio, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Fund's telephone transaction procedures include the following measures:
(1)  requiring  the  appropriate  telephone  transaction  privilege  forms;  (2)
requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to the investor's bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $5,000. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     REDEMPTION BY CHECK. Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100: however, a broker may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own Shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares equaling the amount being redeemed by check until such time as the check is presented to PNC Bank. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or to obtain cash at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Fund ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Fund will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check if they anticipate an immediate need for redemption proceeds.

     The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Principal Class involuntarily, on thirty days' notice, if such account falls below $1,500 and during such 30-day notice period the amount invested in such account is not increased to at least $1,500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

NET ASSET VALUE
--------------------------------------------------------------------------------
     The net asset value per share of the Principal Class of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of the close of regular trading on the NYSE on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays on which the NYSE is closed as well as Veterans' Day and Columbus Day. The net asset value per share of the Principal Class of the Portfolio is calculated by adding the proportionate interest of each class in the value of the securities, cash and other assets of the Portfolio, subtracting the actual and accrued liabilities of the Principal Class and dividing the result by the number of outstanding shares of the class. The net asset value per share of the Portfolio is determined independently of any of the Fund's other investment portfolios.

     The Fund seeks to maintain for the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

     With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate seventeen investment portfolios. The Principal Class represents interests in the Money Market Portfolio.

INVESTMENT ADVISER

     BIMC, an indirect majority-owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. BIMC has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank and its subsidiaries currently manage over $45.9 billion of assets, of which approximately $31.4 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of PNC Bancorp, Inc. PNC Bancorp,Inc. is a bank holding company and a wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     As investment adviser to the Portfolio, BIMC manages the Portfolio and is responsible for all purchases and sales of portfolio securities. BIMC also provides research and credit analysis. In entering into Portfolio transactions for the Portfolio with a broker, BIMC may take into account the sale by such broker of shares of the Portfolio, subject to the requirements of best execution. The agreement between BIMC and RBB with respect to the Money Market Portfolio provides for BIMC to also assist generally in supervising the operations of the Portfolio, and to maintain the Portfolio's financial accounts and records. These administrative responsibilities have been delegated to PFPC, as further described below.

     For the services provided to and expenses assumed by it for the benefit of the Portfolio, BIMC is entitled to receive the following fees, computed daily and payable monthly based on the Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

     For the Fund's fiscal year ended August 31, 1998, the Fund paid investment advisory fees aggregating .24% of the average net assets of the Portfolio, and BIMC waived advisory fees aggregating .13% of the average net assets of the Portfolio.

     PNC Bank was formerly sub-adviser to the Money Market Portfolio and provided research, credit analysis and recommendations with respect to the Portfolio's investments and supplied certain computer facilities, personnel and other services. The facilities, personnel, services and related expenses have been transferred to BIMC and in return, BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank has been terminated. For its sub-advisory services, PNC Bank was entitled to receive from BIMC an amount equal to 75% of the investment advisory fee paid by the Portfolio to BIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by BIMC to PNC Bank had no effect on the investment advisory fees payable by the Portfolio to BIMC. The services provided by BIMC and the fees payable by the Portfolio for these services are described further in the Statement of Additional Information under "Management of the Company".

ADMINISTRATOR

     PFPC provides administration and accounting services to the Portfolio as a delegate of BIMC under the advisory agreement. The Fund has agreed to pay directly to PFPC the fees for administration and accounting services to the Money Market Portfolio which PFPC would have received directly from BIMC. Such arrangement has no effect on the total advisory and administrative fees payable by the Portfolio to BIMC. Pursuant to the delegation PFPC is entitled to receive an administration fee, computed daily, and payable monthly at the annual rate of
 .10% of the average daily net assets of the Portfolio. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

     PFPC Trust Company, an indirect wholly owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank wil continue to provide certain services to PFPCTrust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with Dealers for the provision of certain shareholder support services to customers of such Dealers who are shareholders of the Portfolios. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     Provident Distributors, Inc., with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as Distributor of the Principal Shares pursuant to a distribution agreement dated May 29, 1998 (the "Distribution Agreement").

EXPENSES

     The expenses of the Portfolio are deducted from the total income of the Portfolio before dividends are paid. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios. The Principal Class of the Fund pays its own distribution fees and may pay a different share than other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Principal Class or if it receives different services.

     The investment adviser may assume expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolios for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing the Portfolio's expense ratio and of lowering yield to investors.

DISTRIBUTION OFSHARES
--------------------------------------------------------------------------------
     The Board of Directors of the Fund approved and adopted the Distribution Agreement and Plan of Distribution for the Principal Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Principal Class a distribution fee, which is accrued daily and paid monthly, of up to .50% on an annualized basis of the average daily net assets of the Principal Class. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor.
Under  the  Distribution  Agreement,   the  Distributor  has  agreed  to  accept
compensation  for its  services  thereunder  and under the Plan in the amount of
 .45% of the average daily net assets of the Principal Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and Plan, the Distributor may re-allocate an amount up to the full fee that it receives to financial institutions, including broker/dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Principal Class serviced by such financial institutions. The Distributor may also reimburse broker/dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or broker/dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Principal Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Principal Class of the Portfolio to the shareholders of the Principal Class. All distributions are reinvested in the form of additional full and fractional Principal Shares unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
     Distributions from the Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock ( see "Description of Shares" in the Statement of Additional Information).

     The Fund offers multiple classes of shares in its Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within the Portfolio varies based upon the services provided, which may affect performance. Each class of Common Stock of the Fund that has a Rule 12b-1 distribution plan has a separate plan for the class. Under the Distribution Agreement entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from each class as compensation for distribution services provided to that class a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in the Portfolio. An investor may contact the Fund's distributor by calling 1-800-888-9723 to request more information concerning other classes available.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATES SOLELY TO THE PRINCIPAL CLASS OF THE MONEY MARKET PORTFOLIO AND DESCRIBES ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE PRINCIPAL CLASS OF THE MONEY MARKET PORTFOLIO.

     Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in the Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

     The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all of the classes of the Fund.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 533-7719 (in Delaware call collect
(302) 791-1196).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                               ------------------
                                    CONTENTS
                                                                          PAGE
Introduction ..........................................................     2
Investment Objective and Policies .....................................     3
Year 2000 .............................................................     6
Investment Limitations ................................................     6
Purchase and Redemption of Shares .....................................     7
Net Asset Value .......................................................    11
Management ............................................................    12
Distribution of Shares ................................................    13
Dividends and Distributions ...........................................    14
Taxes .................................................................    14
Description of Shares .................................................    14
Other Information .....................................................    15

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

PROSPECTUS
DECEMBER 29, 1998

                                 BOSTON PARTNERS
                                    LARGE CAP
                                   VALUE FUND
                             (INSTITUTIONAL SHARES)

bp
BOSTON PARTNERS ASSET MANAGEMENT, L.P.
[LOGO GRAPHIC OMITTED]

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                              (INSTITUTIONAL CLASS)
                                       OF
                               THE RBB FUND, INC.

     Boston Partners Large Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Institutional Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and securities convertible into common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily $1 billion or greater and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that it believes possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of
Additional  Information,  dated  December  29,  1998,  has been  filed  with the
Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------
     RBB is an open-end management company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Large Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.

FEE TABLE
     The following table illustrates annual operating expenses incurred by Institutional Shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
     Management Fees (after waivers)* .................................    .49%
     12b-1 Fees .......................................................   0.00%
     Other Expenses (after waivers and reimbursements). ...............    .51%
                                                                          ----
   Total Fund Operating Expenses (after waivers and expense
      reimbursements)* ................................................   1.00%
                                                                          ====

* In the absence of fee waivers and expense reimbursements, Management Fees would be 0.75%; Other Expenses would be .74%; and Total Fund Operating Expenses would be 1.49%. Management Fees are based on average daily net assets and are calculated daily and paid monthly.

EXAMPLE
     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                 ONE     THREE    FIVE      TEN
                                                 YEAR    YEARS    YEARS    YEARS
                                                 ----    -----    -----    -----
     Boston Partners Large Cap Value Fund .....  $10     $32       $55     $122

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects expense reimbursements and voluntary waivers of Management Fees and Administrative Services Fees for the Fund. However, there can be no assurance that any future expense reimbursements and waivers of Management Fees and Administrative Services Fees will not vary from the figures reflected in the Fee Table.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The "Financial Highlights" presented below set forth certain investment results for shares of the Institutional Class of the Fund for the period January 2, 1997 (date of inception) through August 31, 1997 and for the fiscal year ended August 31, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Institutional Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                      BOSTON PARTNERS LARGE CAP VALUE FUND
         (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                    FOR THE PERIOD
                                                                            FOR THE FISCAL         JANUARY 2, 1997*
                                                                              YEAR ENDED          THROUGH AUGUST 31,
                                                                            AUGUST 31, 1998              1997
                                                                            ---------------       ------------------
Per Share Operating Performance**
Net asset value, beginning of period .....................................        $12.46                 $ 10.00
                                                                                 -------                 -------
Net investment income (1) ................................................          0.12                    0.05
Net realized and unrealized gain/(loss) on investments (2) ...............         (1.31)                   2.41
                                                                                 -------                 -------
Net increase/(decrease) in net assets resulting from operations ..........         (1.19)                   2.46
                                                                                 -------                 -------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ....................................................         (0.08)                     --
Net realized capital gains ...............................................         (0.61)                     --
                                                                                 -------                 -------
Net asset value, end of period ...........................................       $ 10.58                 $ 12.46
                                                                                 =======                 =======
Total investment return (3) ..............................................        (10.23)%                 24.60%
                                                                                 =======                 =======
Ratios/Supplemental Data .................................................       $50,724                 $24,603
Net assets, end of period (000)
Ratio of expenses to average net assets(1)(4) ............................          1.00%                   1.00%(5)
Ratio of net investment income to average net assets(1) ..................          0.87%                   1.19%(5)
Portfolio turnover rate ..................................................        111.68%                  67.16%(6)

   *   Commencement of operations.
  ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
  (1)  Reflects waivers and reimbursements.
  (2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective periods.
  (3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
  (4) Until May 29, 1998, the Institutional Class of the Fund paid .03% of its average daily net assets to the Fund's previous Distributor in 12b-1 fees. From May 29, 1998 through August 31, 1998, the Institutional Class of the Fund paid .03% of its average daily net assets to the Administrative Services Agent pursuant to the Administrative Services Plan for Institutional shares in lieu of 12b-1 fees. Without the waiver of advisory, 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1997 and the year ended August 31, 1998 would have been 2.64% and 1.49%, respectively, for the Institutional Class.
  (5)  Annualized.
  (6)  Not annualized.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
     The Fund's investment objective is to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as possessing value characteristics.

     The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objective and Policies--Foreign Securities" in the Statement of Additional Information.

     The Fund may invest the remainder of its total assets in equity securities of issuers with lower capitalization; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. Government or government agencies.

     In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, convertible securities, repurchase and reverse repurchase agreements and dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objective and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940 (the "1940 Act") and as discussed in "Investment Objective and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

     The Fund's investment objective and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objective and Policies.")

     The Fund may not:

         1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchases more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

     If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

RISK FACTORS
--------------------------------------------------------------------------------
     As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing interests in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objective and Policies" and in the Statement of Additional Information under "Investment Objective and Policies."

     European Currency Unification. Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

YEAR 2000
--------------------------------------------------------------------------------
     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

ASSET ALLOCATION
--------------------------------------------------------------------------------
     From time to time, the Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for clients receiving Asset Allocation account management services involving investments in the Fund. These transactions may have a material effect on the Fund, since redemptions caused by reallocations may result in the Fund selling portfolio securities, and purchases caused by reallocations may result in the Fund receiving additional cash that it will have to invest. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Fund may be required to sell securities at times when it would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. These transactions could also have tax consequences if the sale of securities results in gains and could also increase transaction costs. The Advisor is committed to minimizing the impact of such transactions on the Fund to the extent it is consistent with pursuing the investment objectives of clients for which the Advisor provides Asset Allocation account management services involving investments in the Fund and monitors the impact of asset allocation decisions on the Fund.

GENERAL

     Investment methods described in this Prospectus are among those that the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER

     Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998 in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.

     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is entitled to receive under the Advisory

Agreement a monthly advisory fee computed at an annual rate of 0.75% of the Fund's average daily net assets. The Adviser intends to limit Fund operating expenses to 1.00% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT

     The day-to-day portfolio management of the Fund is the responsibility of Mark E. Donovan and Wayne S. Sharp who are senior portfolio managers of the Adviser. Mr. Donovan is Chairperson of the Adviser's Equity Strategy Committee which oversees the investment activities of the Adviser's $5.5 billion in Large Cap Value institutional equity assets under management. Prior to joining the Adviser on April 16, 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst and has over fifteen years of investment experience. Ms. Sharp is Vice Chairperson of the Adviser's Equity Strategy Committee and has over twenty-one years of investment experience. Prior to joining the Adviser on April 16, 1995, Ms. Sharp was a Senior Vice President and member of the Equity Policy Committee of The Boston Company Asset Management, Inc. Ms. Sharp is also a Chartered Financial Analyst.

ADMINISTRATOR

     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC is entitled to receive a fee under an administration and accounting services agreement calculated at an annual rate of .125% of the Fund's average daily net assets with a minimum fee of $75,000 payable monthly on a pro rata basis.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC, an indirect, wholly-owned subsidiary of PNC Bank, are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

ADMINISTRATIVE SERVICES AGENT

     Provident Distributors, Inc. ("PDI"), with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, provides certain administrative services to the Fund's Institutional Shares not otherwise provided by PFPC. PDI furnishes certain internal quasi-legal, executive and administrative services to the Fund, acts as a liaison between the Fund and its various service providers and coordinates and assists in the preparation of reports prepared on behalf of the Fund. For its services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of the respective average daily net assets of the Fund's Institutional Class. PDI is currently waiving fees in excess of .03% of the average daily net assets of the Fund's Institutional Class.

DISTRIBUTOR

     PDI acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

EXPENSES

     The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Institutional Class of the Fund pays an administrative services fee, and may pay a different share than the other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Institutional Class or if it receives different services.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and of increasing its yield to investors.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

     Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Large Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. Shareholders may not purchase shares of the Boston Partners Large Cap Value Fund with a check issued by a third party and endorsed over to the Fund. The name of the Fund, Boston Partners Large Cap Value Fund, must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $100,000 and subsequent investments must be at least $5,000. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     The price paid for Shares purchased is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at that Business Day's net asset value. Orders received by the Fund or its agents after the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser, and by their spouses and children, either directly or through their individual retirement accounts, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitations.

     An investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

         B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC:

                  PNC Bank, N.A.
                  Philadelphia, PA 19103
                  ABA NUMBER: 0310-0005-3
                  CREDITING ACCOUNT NUMBER: 86-1108-2507
                  FROM: (name of investor)
                  ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: Boston Partners Large Cap Value Fund
                  AMOUNT: (amount to be invested)

         C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process redemptions until it receives a fully completed and signed Application.

     For subsequent investments, an investor should follow steps A and B above.

AUTOMATIC INVESTING

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Large Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "How to Redeem and Exchange Shares -- Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

INVOLUNTARY REDEMPTION

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as permitted by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that a portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

EXCHANGE PRIVILEGE

     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Institutional Shares of any other Boston Partners Fund of RBB, subject to restrictions described under "Exchange Privilege Limitations" below. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Institutional Shares of the Boston Partners Fund into which he/she would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the acquired Fund, the dollar value of Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

EXCHANGE PRIVILEGE LIMITATIONS

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

BOSTON PARTNERS LARGE CAP VALUE FUND     bp
        (INSTITUTIONAL CLASS)            BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                         --------------------------------------

ACCOUNT APPLICATION

PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073.

                  (Please check the appropriate box(es) below.)

-------------------
1.
Account
Registration:
-------------------

|_|  Individual           |_|  Joint Tenant          |_|  Other

--------------------------------------------------------------------------------
Name                         SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

--------------------------------------------------------------------------------
NAME OF JOINT OWNER               JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #


For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

-------------------
GIFT TO MINOR:
-------------------

 |_|  UNIFORM GIFTS/TRANSFER TO MINOR'S ACT

--------------------------------------------------------------------------------
 NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

--------------------------------------------------------------------------------
 NAME OF MINOR (ONLY ONE PERMITTED)

--------------------------------------------------------------------------------
 MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

-------------------
CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
-------------------

-------------------
2.
Mailing
Address:
-------------------

--------------------------------------------------------------------------------
NAME OF CORPORATION, PARTNERSHIP, OR OTHER                 NAME(S) OF TRUSTEE(S)

--------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------
STREET OR P.O. BOX AND/OR APARTMENT NUMBER

--------------------------------------------------------------------------------
CITY                                     STATE                         ZIP CODE

--------------------------------------------------------------------------------
DAY PHONE NUMBER                                            EVENING PHONE NUMBER

-------------------
3
Investment
Information:
-------------------

Minimum initial investment of $100,000        Amount of investment $____________

Make the check payable to Boston Partners Large Cap Value Fund.

Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

-------------------
DISTRIBUTION
OPTIONS:
-------------------

NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

DIVIDENDS |_| Pay by check |_| Reinvest |_| CAPITAL GAINS |_| Pay by check |_| Reinvest |_|

-------------------
4
Telephone
Redemption:
-------------------

To use this option, you must initial the appropriate line below.

I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.

______________________    __________________________   Redeem shares, and send
individual initial             joint initial           the proceeds to the
                                                       address of record.



______________________    __________________________   Exchange shares for
individual initial             joint initial           shares of The Boston
                                                       Partners Mid Cap Value
                                                       Fund, Bond Fund, Micro
                                                       Cap Value Fund or Market
                                                       Neutral Fund.



-------------------
5
Automatic
Investment
Plan:
-------------------

The Automatic Investment Plan, which is available to shareholders of the Fund, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund's Transfer Agent can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

Please debit $________ from my checking account (named below) on or about the 20th of the month. Please attach an unsigned, voided check.

|_|  Monthly     |_|  Every Alternate Month |_|  Quarterly   |_|  Other

-------------------
BANK OF RECORD:
-------------------

--------------------------------------------------------------------------------
BANK NAME                                        STREET ADDRESS OR P.O. BOX

--------------------------------------------------------------------------------
CITY                     STATE                                    ZIP CODE

--------------------------------------------------------------------------------
BANK ABA NUMBER                                         BANK ACCOUNT NUMBER


-------------------
6

Signatures:
-------------------


The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AUDIT BACKUP WITHHOLDING.

--------------------------------------------------------------------------------
SIGNATURE OF APPLICANT                                          DATE

--------------------------------------------------------------------------------
PRINT NAME                                                TITLE (IF APPLICABLE)

--------------------------------------------------------------------------------
SIGNATURE OF JOINT OWNER                                        DATE


--------------------------------------------------------------------------------
PRINT NAME                                                TITLE (IF APPLICABLE)


(If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO: THE BOSTON PARTNERS LARGE CAP
                                                 VALUE FUND
                                                 C/O PFPC INC.
                                                 P.O. BOX 8852
                                                 WILMINGTON, DE  19899-8852

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.

TELEPHONE TRANSACTIONS

     In order to request an exchange or redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

NET ASSET VALUE
--------------------------------------------------------------------------------
     The net asset value for each class of a fund is calculated by adding the value of the proportionate interest of the class in a fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing by the result of outstanding shares of the class. The net asset value of each class is calculated independently of each other class. The net asset values are calculated as of 4:00 p.m. Eastern Time on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and tractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company for federal income tax purposes. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal income or excise tax.

     Fund distributions to shareholders, unless otherwise exempt, will be taxable (except distributions that are treated for federal income tax purposes as a return of capital) regardless of whether the distributions are received in cash or reinvested in additional shares. Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares. All other taxable distributions are taxed to shareholders as ordinary income.

     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, if such dividends are paid during January of the following year.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who sell or redeem shares, or exchange shares representing interests in one Fund for shares representing interests in another Fund, will generally recognize capital gain or loss for federal income tax purposes. The gain or loss will be long-term capital gain or loss if the shares have been held for more than twelve months, and short-term otherwise, except that a loss on shares held six months or less will be treated as long-term capital loss to the extent of any capital gains distribution received on the shares.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships are generally subject to different U.S. Federal income tax treatment from that described above. In particular, such shareholders will generally not be subject to U.S. federal income tax on capital gains on or with respect to their shares, and other distributions to them will be subject to 30% withholding tax unless such tax is reduced or eliminated under an applicable tax treaty.

MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------
     The Fund offers one other class of shares, Investor Shares, which are offered directly to individual investors, pursuant to separate prospectuses. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Investor Shares separately from Institutional Shares. Because of different expenses paid by the Institutional Shares, the total return on such shares can be expected, at any time, to be different than the total return on Investor Shares. Information concerning this other class may be obtained by calling the Fund at (888) 261-4073.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 97 billion shares are currently classified into
18.326 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO BOSTON PARTNERS LARGE CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS LARGE CAP VALUE FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when RBB's Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional
Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund's transfer agent, PFPC, at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-tree (888) 261-4073.

SHARE CERTIFICATES

     In  the  interest  of  economy  and  convenience,   physical   certificates
representing Shares in the Fund are not normally issued.

HISTORICAL PERFORMANCE INFORMATION

     For the period from commencement of operations (January 2, 1997) through August 31, 1998, the total return since inception (not annualized) for the Institutional Class of Shares of the Fund was as follows:

     Unannualized investment returns for the period ended August 31, 1998

                                                                        Since
                                                                      Inception
                                                                      ---------
     Boston Partners Large Cap Value Fund
         (Institutional Shares) ...................................      11.85%

     The total return assumes reinvestment of all dividends and capital gains and reflects expense reimbursements and investment advisory fee waivers in effect. Without these expense reimbursements or waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

     The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended August 31, 1998. The Composite is comprised of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund, which commenced operations on January 2, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and reflects investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the accounts which comprise the Composite is not indicative of the future performance of the Fund. These accounts have lower investment advisory fees than the Fund, and the Composite performance figures would have been lower if subject to the higher fees and expenses incurred by the Fund. These private accounts are also not subject to the same investment limitations, diversification requirements and other restrictions, which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

     Annualized investment returns for the period ended August 31, 1998

                                                                        Since
                                                    One Year         Inception*
                                                    --------         ----------
     Composite Performance .......................   (14.68)%            6.97%
     S&P 500 Stock Index .........................     8.11%            18.64%

* The Adviser commenced managing these accounts on January 2, 1997.

     The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the NYSE.

FUTURE PERFORMANCE INFORMATION

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune,
Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

NO  PERSON  HAS  BEEN   AUTHORIZED   TO  GIVE  ANY   INFORMATION   OR  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              ---------------------
                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
INTRODUCTION. ...........................................................     2
FINANCIAL HIGHLIGHTS. ...................................................     2
INVESTMENT OBJECTIVES AND POLICIES. .....................................     4
INVESTMENT LIMITATIONS. .................................................     5
RISK FACTORS. ...........................................................     5
YEAR 2000 ...............................................................     6
ASSET ALLOCATION ........................................................     6
MANAGEMENT. .............................................................     6
HOW TO PURCHASE SHARES ..................................................     8
HOW TO REDEEM AND EXCHANGE SHARES. ......................................     9
NET ASSET VALUE. ........................................................    11
DIVIDENDS AND DISTRIBUTIONS. ............................................    12
TAXES. ..................................................................    12
MULTI-CLASS STRUCTURE. ..................................................    13
DESCRIPTION OF SHARES. ..................................................    13
OTHER INFORMATION. ......................................................    14

INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

TRANSFER AGENT AND ADMINISTRATOR
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR AND ADMINISTRATIVE SERVICES AGENT
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

[GRAPHIC OMITTED]

          PROSPECTUS
       DECEMBER 29, 1998

                                 BOSTON PARTNERS
                                    LARGE CAP
                                   VALUE FUND

                                (INVESTOR SHARES)

bp
BOSTON PARTNERS ASSET MANAGEMENT, L.P.
[LOGO OMITTED]

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                                (INVESTOR CLASS)
                                       OF
                               THE RBB FUND, INC.

     Boston Partners Large Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Investor Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and securities convertible into common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily $1 billion or greater and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that it believes possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of
Additional  Information,  dated  December  29,  1998,  has been  filed  with the
Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related material, on the SEC Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


PROSPECTUS                                                     December 29, 1998

INTRODUCTION
--------------------------------------------------------------------------------

     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Large Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.

FEE TABLE

     The following table illustrates annual operating expenses incurred by Investor Shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
     Management Fees (after waivers)* ..................................   .49%
     12b-1 Fees (after waivers)* .......................................   .25%
     Other Expenses (after waivers and reimbursements)* ................   .51%
                                                                          ----
   Total Fund Operating Expenses (after waivers and
        expense reimbursements)* .......................................  1.25%
                                                                          ====

  * In the absence of expense reimbursements and fee waivers, Management Fees would be 0.75%, 12b-1 Fees would be 0.25%, Other Expenses would be .74%, and Total Fund Operating Expenses would be 1.74%. Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                               ONE     THREE     FIVE       TEN
                                              YEAR     YEARS     YEARS     YEARS
                                              ----     -----     -----     -----
     Boston Partners Large Cap Value Fund ... $12       $38       $65      $144

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects expense reimbursements and voluntary waivers of Management Fees and 12b-1 Fees for the Fund. However, the Adviser, the Distributor and the other service providers are under no obligation with respect to such expense reimbursements and waivers and there can be no assurance that any future expense reimbursements and waivers of Management Fees and 12b-1 Fees will not vary from the figures reflected in the Fee Table.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The "Financial Highlights" presented below set forth certain investment results for shares of the Investor Class of the Fund for the period January 16, 1997 (date of inception) through August 31, 1997 and for the fiscal year ended August 31, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's inde-pendent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Investor Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                      BOSTON PARTNERS LARGE CAP VALUE FUND

           (FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                    FOR THE PERIOD
                                                                               FOR THE FISCAL      JANUARY 16, 1997*
                                                                                 YEAR ENDED             THROUGH
                                                                               AUGUST 31, 1998      AUGUST 31, 1997
                                                                               ---------------     -----------------
PER SHARE OPERATING PERFORMANCE**
NET ASSET VALUE, BEGINNING OF PERIOD ..........................................     $12.45               $10.20
                                                                                    ------               ------
Net investment income(1) ......................................................       0.06                 0.02
Net realized and unrealized gain/(loss) on investments(2) .....................      (1.27)                2.23
                                                                                    ------               ------
Net increase/(decrease) in net assets resulting from operations ...............      (1.21)                2.25
                                                                                    ------               ------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .........................................................      (0.06)                  --
Net realized capital gains ....................................................      (0.48)                  --
                                                                                    ------               ------
NET ASSET VALUE, END OF PERIOD ................................................     $10.70               $12.45
                                                                                    ======               ======
Total investment return(3) ....................................................     (10.28)%              22.06%
                                                                                    ======               ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .....................................     $6,150               $  683
Ratio of expenses to average net assets***(1)(4) ..............................       1.19%                1.11%(5)
Ratio of net investment income to average net assets***(1) ....................       0.68%                 .91%(5)
Portfolio turnover rate**** ...................................................     111.68%               67.16%(6)

    *  Commencement of operations.
   ** Calculated based on shares outstanding on the first and last day of the period, except dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
  ***  Annualized.
 ****  Not annualized.
   (1) Reflects waivers and reimbursements.
   (2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective periods.
   (3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
   (4) Without the waiver of advisory, 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1997 and the year ended August 31, 1998 would have been 3.05% and 1.74%, respectively, for the Investor Class.
   (5) Annualized.
   (6) Not annualized.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     The Fund's investment objective is to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as possessing value characteristics.

     The Adviser examines various factors in determining the value characteristics of such issuers, including but not limited to price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objective and Policies--Foreign Securities" in the Statement of Additional Information.

     The Fund may invest the remainder of its total assets in equity securities of issuers with lower capitalizations; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. Government or government agencies.

     In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, convertible securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objective and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and as discussed in "Investment Objective and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

     The Fund's investment objective and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objective and Policies.")

     The Fund may not:

         1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchases, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

     If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

RISK FACTORS
--------------------------------------------------------------------------------

     As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing interests in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objective and Policies" and in the Statement of Additional Information under "Investment Objective and Polices."

EUROPEAN CURRENCY UNIFICATION

     Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

YEAR 2000
--------------------------------------------------------------------------------

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

ASSET ALLOCATION

     From time to time, the Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for clients receiving Asset Allocation account management services involving investments in the Fund. These transactions may have a material effect on the Fund, since redemptions caused by reallocations may result in the Fund selling portfolio securities, and purchases caused by reallocations may result in the Fund receiving additional cash that it will have to invest. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio mangement to the extent that the Fund may be required to sell securities at times when it would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. These transactions could also have tax consequences if the sale of securities results in gains and could also increase transaction costs. The Advisor is committed to minimizing the impact of such transactions on the Fund to the extent it is consistent with pursuing the investment objectives of clients for which the Advisor provides Asset Allocation account management services involving investments in the Fund and monitors the impact of asset allocation decisions on the Fund.

GENERAL

     Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER

     Boston Partners Asset Management, L.P. located at 28 State Street, 21st Floor, Boston, Massachusetts 02109 serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998, in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.

     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is entitled to receive under the Advisory Agreement a monthly advisory fee computed at an annual rate of 0.75% of the Fund's average daily net assets. The Adviser intends to limit mutual fund operation expenses to 1.25% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT

     The day-to-day portfolio management of the Fund is the responsibility of Mark E. Donovan and Wayne S. Sharp who are senior portfolio managers of the Adviser. Mr. Donovan is Chairperson of the Adviser's Equity Strategy Committee which oversees the investment activities of the Adviser's $5.5 billion of Large Cap Value institutional equity assets under management. Prior to joining the Adviser on April 16, 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst and has over fifteen years of investment experience. Ms. Sharp is Vice Chairperson of the Adviser's Equity Strategy Committee and has over twenty-one years of investment experience. Prior to joining the Adviser on April 16, 1995, Ms. Sharp was a Senior Vice President and member of the Equity Policy Committee of The Boston Company Asset Management, Inc. Ms. Sharp is also a Chartered Financial Analyst.

ADMINISTRATOR

     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC is entitled to receive a fee under an administration and accounting services agreement calculated at an annual rate of .125% of the Fund's average daily net assets with a minimum fee of $75,000 payable monthly on a pro rata basis.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     Provident Distributors, Inc. ("PDI"), with offices at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

EXPENSES

     The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Investor Class of the Fund pays its own distribution fees, and may pay a different share than the other classes of the Fund of other expenses

(excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Investor Class or if it receives different services.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

     The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor in the Distribution Agreement. The Distributor may, in its discretion, from time to time waive voluntarily all or any Portion of its distribution fee.

     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or  maintenance of the accounts of Shareholders,  and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares--Purchases Through Intermediaries."

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and payments may exceed distribution expenses actually incurred.

PURCHASES THROUGH INTERMEDIARIES

     Shares of the Fund may be available through certain brokerage firms, financial institutions and programs sponsored by other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

     For administration, subaccounting, transfer agency and/or other services, the Adviser or the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

     The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares consisting of securities dealers who have sold Shares, or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

     Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Large Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Large Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Large Cap Value Fund with a check issued by a third party and endorsed over to the Fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $2,500 and subsequent investments must be at least $100. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     The price paid for Shares purchased is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at that Business Day's net asset value. Orders received by the Fund or its agents after the close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or her broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers, but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

     A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

     B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank:

                  PNC Bank, N.A.
                  Philadelphia, PA 19103
                  ABA NUMBER: 0310-0005-3
                  CREDITING ACCOUNT NUMBER: 86-1108-2507
                  FROM: (name of investor)
                  ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: Boston Partners Large Cap Value Fund
                  AMOUNT: (amount to be invested)

     C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process redemptions until it receives a fully completed and signed application.

     For subsequent investments, an investor should follow steps A and B above.

AUTOMATIC INVESTING

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the Automatic Investment Plan should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

RETIREMENT PLANS

     Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as Custodian. For further information as to applications and annual fees, contact PFPC at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Large Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "How to Redeem and Exchange Shares -- Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

BOSTON PARTNERS LARGE CAP VALUE FUND                          bp
        (INVESTOR CLASS)                                      BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                                              --------------------------------------

ACCOUNT APPLICATION
PLEASE NOTE:  Do not use this form to open a retirement plan account.  For an IRA application or help with this Application, please call 1-888-261-4073.
                           (Please check the appropriate box(es) below.)
1.
Account
Registration:
                           |_|  Individual           |_|  Joint Tenant          |_|  Other

                           ---------------------------------------------------------------------------------------------------------
                           Name                                                  SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

                           ---------------------------------------------------------------------------------------------------------
                           NAME OF JOINT OWNER                                        JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #

                           For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

--------------
GIFT TO MINOR:             |_|  Uniform Gifts/Transfer to Minor's Act
--------------
                           ---------------------------------------------------------------------------------------------------------
                           NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                           ---------------------------------------------------------------------------------------------------------
                           NAME OF MINOR (ONLY ONE PERMITTED)

                           ---------------------------------------------------------------------------------------------------------
                           MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

-------------
CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
-------------
                           ---------------------------------------------------------------------------------------------------------
                           NAME OF CORPORATION, PARTNERSHIP, OR OTHER                                          NAME(S) OF TRUSTEE(S)

                           ---------------------------------------------------------------------------------------------------------
                           TAXPAYER IDENTIFICATION NUMBER
2.
Mailing
Address:                   ---------------------------------------------------------------------------------------------------------
                           STREET OR P.O. BOX AND/OR APARTMENT NUMBER

                           ---------------------------------------------------------------------------------------------------------
                           CITY                                                 STATE                                 ZIP CODE

                           ---------------------------------------------------------------------------------------------------------
                           DAY PHONE NUMBER                                                                     EVENING PHONE NUMBER


3.
Investment
Information:
                           Minimum initial investment of $2,500                          Amount of investment $____________

                           Make the check payable to Boston Partners Large Cap Value Fund.

                           Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.


-------------
DISTRIBUTION               NOTE:  Dividends and capital gains may be reinvested or paid by check.  If not options are selected
OPTIONS:                   below, both dividends and capital gains will be reinvested in additional Fund shares.
-------------

                           DIVIDENDS |_|   Pay by check |_|   Reinvest |_|   CAPITAL GAINS |_|   Pay by check |_|   Reinvest   |_|


-------------
SYSTEMATIC                 To select this portion please fill out the information below:
WITHDRAWAL
PLAN:                      Amount__________________________________________      Startup Month ____________________________________
-------------

                           -  A minimum amount value of $10,000 in a single account is required to establish a Systematic
                              Withdrawal Plan.
                           -  Payments will be made on or near the 25th of the month.
                           Please check one of the following options:        _______ Please mail checks to Address of Record
                                                                                     (Named in Section 2)
                                                                             _______ Please electronically credit my Bank of Record
                                                                                     (Named in Section 5)
4.
Telephone
Redemption:
                           To use this option, you must initial the appropriate line below.
                           I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.

                           ________________________                 ____________________  Redeem shares, and send the proceeds to
                              individual initial                         joint initial    the address of record.


                           ________________________                 ____________________  Exchange shares for shares of The Boston
                              individual initial                         joint initial    Partners Mid Cap Value Fund, Bond Fund,
                                                                                          Micro Cap Value Fund, Market Neutral Fund.


5.
Automatic                  The Account Investment Plan which is available to shareholders of the Fund, makes possible regularly
Investment                 scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund's Transfer Agent can
Plan:                      arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

                           Please debit $________ from my checking account (named below on or about the 20th of the month. PLEASE
                           ATTACH AN UNSIGNED, VOIDED CHECK.

                           |_|  Monthly     |_|  Every Alternate Month |_|  Quarterly   |_|  Other


-------------              ---------------------------------------------------------------------------------------------------------
BANK OF RECORD:            BANK NAME                                                                    STREET ADDRESS OR P.O. BOX
-------------
                           ---------------------------------------------------------------------------------------------------------
                           CITY                                        STATE                                       ZIP CODE

                           ---------------------------------------------------------------------------------------------------------
                           BANK ABA NUMBER                                                                   BANK ACCOUNT NUMBER

6.
Signatures

                           The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are)
                           of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.
                           Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification: Under penalties of perjury, I certify that:
                           (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and
                           (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                           NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY
                           SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX
                           RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                           OTHER THAN THE CERTIFICATION REQUIRED TO AUDIT BACKUP WITHHOLDING.


                           ---------------------------------------------------------------------------------------------------------
                           SIGNATURE OF APPLICANT                                                           DATE


                           ---------------------------------------------------------------------------------------------------------
                           PRINT NAME                                                                 TITLE (IF APPLICABLE)


                           ---------------------------------------------------------------------------------------------------------
                           SIGNATURE OF JOINT OWNER                                                         DATE


                           ---------------------------------------------------------------------------------------------------------
                           PRINT NAME                                                                 TITLE (IF APPLICABLE)

                           (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

                           For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

                           MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:     THE BOSTON PARTNERS LARGE CAP VALUE FUND
                                                                                C/O PFPC INC.
                                                                                P.O. BOX 8852
                                                                                WILMINGTON, DE  19899-8852

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SYSTEMATIC WITHDRAWAL PLAN

     If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to PFPC at P.O. Box 8852, Wilmington, Delaware 19899-8852. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance, the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.

INVOLUNTARY REDEMPTION

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as permitted by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that it is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

EXCHANGE PRIVILEGE

     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Investor Shares of any other Boston Partners Fund of RBB, subject to the restrictions described under "Exchange Privilege Limitations" below. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Investor Shares of the Boston Partners Fund into which he would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the acquired Fund, the dollar value of Investor Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

EXCHANGE PRIVILEGE LIMITATIONS

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.

     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.

TELEPHONE TRANSACTIONS

     In order to request an exchange or redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC.

     Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following
RBB's  telephone  transaction   procedures  described  below  or  for  following
instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value for each class of a fund is calculated by adding the value of the proportionate interest of the class in a fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class is calculated independently from each other class. The net asset values are calculated as of 4:00 p.m. Eastern Time on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income annually, and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares immediately prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize gain or loss for federal income tax purposes.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

     The Fund offers one other class of shares, Institutional Shares, which are offered directly to institutional investors, pursuant to separate prospectuses. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Institutional Shares separately from Investor Shares. Because of different expenses paid by the Investor Shares, the total return on such shares can be expected, at any time, to be different than the total return on Institutional Shares. Information concerning these other classes may be obtained by calling the Fund at (888) 261-4073.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BOSTON PARTNERS LARGE CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BOSTON PARTNERS LARGE CAP VALUE FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when RBB's Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998 to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund's transfer agent, PFPC, at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

SHARE CERTIFICATES

     In  the  interest  of  economy  and  convenience,   physical   certificates
representing shares in the Fund are not normally issued.

HISTORICAL PERFORMANCE INFORMATION

     For the period from commencement of operations (January 16, 1997) through August 31, 1998, the total return since inception (not annualized) for the Investor Class of Shares of the Fund was as follows:

Unannualized investment returns for the period ended August 31, 1998
                                                                        Since
                                                                      Inception
                                                                      ---------
     Boston Partners Large Cap Value Fund
         (Investor Shares) .......................................      9.51%


     The total return assumes the reinvestment of all dividends and capital gains and reflects expense reimbursements and investment advisory fee and 12b-1 fee waivers in effect. Without these expense reimbursements or waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

     The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended August 31, 1998. The Composite is comprised of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund, which commenced operations on January 16, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and reflects the payment of investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the funds and accounts which comprise the Composite is not indicative of or a substitute for the future performance of the Fund. These accounts have lower investment advisory fees than the Fund, and the Composite performance figures would have been lower if subject to the higher fees and expenses incurred by the Fund. These private accounts are also not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

     Annualized investment returns for the period ended August 31, 1998

                                                                     Since
                                                 One Year          Inception
                                                 --------          ---------
     Composite Performance ..................... (10.28)%             5.75%
     S&P 500 Stock Index .......................   8.11%             16.30%

* The Adviser commenced managing these accounts on June 1, 1995.

     The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the NYSE.

FUTURE PERFORMANCE INFORMATION

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune,
Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR PROSPECTUS MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                   ------------------------------------------
                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
INTRODUCTION ................................................................  2
FINANCIAL HIGHLIGHTS ........................................................  2
INVESTMENT OBJECTIVES AND POLICIES ..........................................  4
INVESTMENT LIMITATIONS ......................................................  5
RISK FACTORS ................................................................  5
YEAR 2000 ...................................................................  6
MANAGEMENT ..................................................................  6
DISTRIBUTION OF SHARES ......................................................  8
HOW TO PURCHASE SHARES ......................................................  9
HOW TO REDEEM AND EXCHANGE SHARES ........................................... 10
NET ASSET VALUE ............................................................. 13
DIVIDENDS AND DISTRIBUTIONS ................................................. 13
TAXES ....................................................................... 13
MULTI-CLASS STRUCTURE ....................................................... 14
DESCRIPTION OF SHARES ....................................................... 14
OTHER INFORMATION ........................................................... 15

INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

TRANSFER AGENT AND ADMINISTRATOR
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

[LOGO OMITTED]

PROSPECTUS
DECEMBER 29, 1998
                                 BOSTON PARTNERS
                                     MID CAP
                                   VALUE FUND
                             (INSTITUTIONAL SHARES)

bp
BOSTON PARTNERS ASSET MANAGEMENT, L.P.
[LOGO GRAPHIC OMITTED]

                       BOSTON PARTNERS MID CAP VALUE FUND
                              (INSTITUTIONAL CLASS)
                                       OF
                               THE RBB FUND, INC.

     Boston Partners Mid Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Institutional Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily between $200 million and $6 billion, and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that it believes possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of
Additional  Information,  dated  December  29,  1998,  has been  filed  with the
Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

EXPENSE TABLE
--------------------------------------------------------------------------------
     The following table illustrates annual operating expenses incurred by Institutional Shares of the Fund (after fee waivers and expense reimbursements) for the period ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     Management Fees (after waivers)*. .................................    .58%

     12b-1 Fees ........................................................   0.00%

     Other Expenses (after waivers and expense reimbursements)*. .......    .42%
                                                                           ----
   Total Fund Operating Expenses (after waivers and expense
      reimbursements)* .................................................   1.00%
                                                                           ====

* In the absence of fee waivers and expense reimbursements, Management Fees would be 0.80%; Other Expenses would be .77% and Total Fund Operating Expenses would be 1.57%. Management Fees are based on average daily net assets and are calculated daily and paid monthly.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                              ONE      THREE    FIVE        TEN
                                             YEAR      YEARS    YEARS      YEARS
                                             ----      -----    -----      -----
     Boston Partners Mid Cap Value Fund ....  $10       $32      $55        $122

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" below.) The Fee Table reflects expense reimbursements and voluntary waivers of Management Fees and administrative services fees for the Fund, which are expected to be in effect during the current fiscal year. However, the Adviser, the Administrative Services Agent and the Fund's other service providers are under no obligation with respect to such expense reimbursements and waivers and there can be no assurance that any future expense reimbursements and waivers of Management Fees will not vary from the figures reflected in the Fee Table.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The "Financial Highlights" presented below set forth certain investment results for shares of the Institutional Class of the Fund for the period June 2, 1997 (date of inception) through August 31, 1997 and for the fiscal year ended August 31, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the
Institutional Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                       BOSTON PARTNERS MID CAP VALUE FUND
         (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                    FOR THE PERIOD
                                                                               FOR THE FISCAL        JUNE 2, 1997*
                                                                                 YEAR ENDED             THROUGH
                                                                               AUGUST 31, 1998      AUGUST 31, 1997
                                                                               ---------------      ---------------
Per Share Operating Performance**
Net asset value, beginning of period ........................................        $11.01               $10.00
                                                                                     ------               ------
Net investment income (1) ...................................................          0.01                  .01
Net realized and unrealized gain/(loss) on investments(2) ...................         (1.39)                1.00
                                                                                     ------               ------
Net increase/(decrease) in net assets resulting
   from operations ..........................................................         (1.38)                1.01
                                                                                     ------               ------
DIVIDEND TO SHAREHOLDERS FROM:
Net investment income .......................................................         (0.01)                  --
Net realized capital gains. .................................................         (0.14)                  --
                                                                                     ------               ------
Net asset value, end of period. .............................................         $9.48               $11.01
                                                                                     ======               ======
Total investment return(3). .................................................        (12.73)%              10.10%
                                                                                     ======               ======
Ratios/Supplemental Data
   Net assets, end of period (000) ..........................................       $67,568               $3,750
   Ratio of expenses to
     average net assets(1)(4) ...............................................          1.00%                1.00%(5)
   Ration of net investment income to
     average net assets(1) ..................................................          0.13%                1.08%(5)
   Portfolio turnover rate ..................................................        167.86%               21.80%(6)

   *   Commencement of operations.
  ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
  (1)  Reflects waivers and reimbursements.
  (2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective periods.
  (3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
  (4) Until May 29, 1998, the Institutional Class of the Fund paid .03% of its average daily net assets to the Fund's previous Distributor in 12b-1 fees. From May 29, 1998 through August 31, 1998, the Institutional Class of the Fund paid .03% of its average daily net assets to the Administrative Services Agent pursuant to the Administrative Services Plan for Institutional Shares, in lieu of 12b-1 fees. Without the waiver of advisory, 12b-1, administrative services, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1997 and the year ended August 31, 1998 would have been 12.37% and 1.57%, respectively, for the Institutional Class.
  (5)  Annualized.
  (6)  Not annualized.

INTRODUCTION
--------------------------------------------------------------------------------
     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interest in the Boston Partners Mid Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
     The Fund's investment objective is to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities such as common stocks of issuers with a market capitalization of between $200 million and $6 billion and identified by the Adviser as equity securities that it believes possess value characteristics.

     The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earning power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objective and Policies--Foreign Securities" in the Statement of Additional Information.

     The Fund may invest the remainder of its total assets in equity securities of issuers with lower or higher capitalizations; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. government or government agencies.

     In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser would determine when market conditions warrant temporary defensive measures.

     The Fund's investment objectives and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:

         1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

     If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

RISK FACTORS
--------------------------------------------------------------------------------
     As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing an interest in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objective and Policies" and in the Statement of Additional Information under "Investment Objective and Policies."

EUROPEAN CURRENCY UNIFICATION

     Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

YEAR 2000
--------------------------------------------------------------------------------
     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

GENERAL

     Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER

     Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998 in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.

     Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid a monthly advisory fee computed at an annual rate of 0.80% of the Fund's average daily net assets. The Adviser has notified RBB, however, that it intends to limit total Fund operating expenses to 1.00% during the current fiscal year.

PORTFOLIO MANAGEMENT

     The day-to-day portfolio management of the Fund is the responsibility of Wayne J. Archambo who is senior portfolio manager of the Adviser and a member of the Adviser's Equity Strategy Committee. Mr. Archambo oversees the investment activities of the Advisers' $1.5 billion of mid-capitalization activities as well as $1 billion in small capitalization activities. Prior to joining the Adviser in April 1995, Mr. Archambo was employed by The Boston Company Asset Management from 1989 through April 1995 where he was a senior portfolio manager and a member of the firm's Equity Policy Committee. Mr. Archambo has over 15 years of investment experience and is a Chartered Financial Analyst.

ADMINISTRATOR

     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC receives a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC, an indirect, wholly-owned subsidiary of PNC Bank, are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPCmay enter into shareholder servicing with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

ADMINISTRATIVE SERVICES AGENT

     Provident Distributors, Inc. ("PDI") provides certain administrative services to the Fund's Institutional Shares not otherwise provided by PFPC. PDI's principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428. PDI furnishes certain internal quasi-legal, executive and administrative services to the Fund, acts as a liaison between the Fund and its various service providers and coordinates and assists in the preparation of reports prepared on behalf of the Fund. For its services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of the respective average daily net assets of the Fund's Institutional Class. PDI is currently waiving fees in excess of .03% of the average daily net assets of the Fund's Institutional Class.

DISTRIBUTOR

     PDI acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

EXPENSES

     The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Institutional Class of the Fund pays an administrative services fee, and may pay a different share than the Investor Class of other expenses

(excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Institutional Class or if it receives different services.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

     Shares representing an interest in the Fund are offered continuously for sale by the Distributor. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Mid Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Mid Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Mid Cap Value Fund with a check issued by a third party and endorsed over to the Fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $100,000 and subsequent investments must be at least $5,000. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundation or other related groups may be aggregated. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     The price paid for Shares purchased is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at that Business Day's net asset value. Orders received by the Fund or its agents after its close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser, and by their spouses and children, either directly or through their individual retirement accounts, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitations.

     An investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

     A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      BOSTON PARTNERS MID CAP VALUE FUND         bp
                             (INSTITUTIONAL CLASS)               BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                                                 --------------------------------------

ACCOUNT APPLICATION
PLEASE NOTE:  Do not use this form to open a retirement plan account.  For an IRA application or help with this Application, please call 1-888-261-4073.

                           (Please check the appropriate box(es) below.)
1. Account Registration:
                           |_|  Individual           |_|  Joint Tenant          |_|  Other

                           ---------------------------------------------------------------------------------------------------------
                           Name                                                  SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

                           ---------------------------------------------------------------------------------------------------------
                           NAME OF JOINT OWNER                                        JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #

                           For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

GIFT TO MINOR:             |_|   UNIFORM GIFTS/TRANSFER TO MINOR'S ACT

                           ---------------------------------------------------------------------------------------------------------
                           NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                           ---------------------------------------------------------------------------------------------------------
                           NAME OF MINOR (ONLY ONE PERMITTED)

                           ---------------------------------------------------------------------------------------------------------
                           MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
                           ---------------------------------------------------------------------------------------------------------
                           NAME OF CORPORATION, PARTNERSHIP, OR OTHER                                          NAME(S) OF TRUSTEE(S)

                           ---------------------------------------------------------------------------------------------------------
                           TAXPAYER IDENTIFICATION NUMBER

2. Mailing Address:        ---------------------------------------------------------------------------------------------------------
                           STREET OR P.O. BOX AND/OR APARTMENT NUMBER

                           ---------------------------------------------------------------------------------------------------------
                           CITY                                                 STATE                         ZIP CODE

                           ---------------------------------------------------------------------------------------------------------
                           DAY PHONE NUMBER                                                             EVENING PHONE NUMBER


3. Investment Information: Minimum initial investment of $100,000.                       Amount of investment $____________

                           Make the check payable to Boston Partners Mid Cap Value Fund.

                           Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

DISTRIBUTION               NOTE:  Dividends and capital gains may be reinvested or paid by check.  If no options are selected
OPTIONS:                   below, both dividends and capital gains will be reinvested in additional Fund shares.

                           DIVIDENDS |_|   Pay by check |_|   Reinvest |_|   CAPITAL GAINS |_|   Pay by check |_|   Reinvest   |_|


4. Telephone Redemption:
                           To use this option, you must initial the appropriate line below.
                           I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.

                           ________________________                  ____________________  Redeem shares, and send the proceeds to
                              individual initial                          joint initial    the address of record.


                           ________________________                  ____________________  Exchange shares for shares of The Boston
                              individual initial                          joint initial    Partners Large Cap Value Fund or Boston,
                                                                                           Partners Bond Fund.

5. Automatic Investment
   Plan:                   The Automatic Investment Plan which is available to shareholders of the Fund, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund's Transfer Agent can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.


                           Please debit $________ from my checking account (named below) on or about the 20th of the month. PLEASE
                           ATTACH AN UNSIGNED, VOIDED CHECK.

                           |_|  Monthly     |_|  Every Alternate Month |_|  Quarterly   |_|  Other


                           ---------------------------------------------------------------------------------------------------------
BANK OF RECORD:            BANK NAME                                                                 STREET ADDRESS OR P.O. BOX

                           ---------------------------------------------------------------------------------------------------------
                           CITY                                        STATE                                    ZIP CODE

                           ---------------------------------------------------------------------------------------------------------
                           BANK ABA NUMBER                                                           BANK ACCOUNT NUMBER

6. Signatures

                           The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are)
                           of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.

                           Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:
                           Under penalties of perjury, I certify that:
                           (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
                           (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                           NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY
                           SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX
                           RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                           OTHER THAN THE CERTIFICATION REQUIRED TO AUDIT BACKUP WITHHOLDING.


                           ---------------------------------------------------------------------------------------------------------
                           SIGNATURE OF APPLICANT                                                           DATE


                           ---------------------------------------------------------------------------------------------------------
                           PRINT NAME                                                                 TITLE (IF APPLICABLE)


                           ---------------------------------------------------------------------------------------------------------
                           SIGNATURE OF JOINT OWNER                                                         DATE


                           ---------------------------------------------------------------------------------------------------------
                           PRINT NAME                                                                 TITLE (IF APPLICABLE)



                           (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

                           For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.


                           MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:     THE BOSTON PARTNERS MID CAP VALUE FUND
                                                                                c/o PFPC INC.
                                                                                P.O. BOX 8852
                                                                                WILMINGTON, DE  19899-8852


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank:

                  PNC Bank, N.A.
                  Philadelphia, PA 19103
                  ABA NUMBER: 0310-0005-3
                  CREDITING ACCOUNT NUMBER: 86-1108-2507
                  FROM: (name of investor)
                  ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: (name of the Fund)
                  AMOUNT: (amount to be invested)

     C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.

     For subsequent investments, an investor should follow steps A and B above.

AUTOMATIC INVESTING

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Mid Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

INVOLUNTARY REDEMPTION

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that a portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

EXCHANGE PRIVILEGE

     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Institutional Shares of any other Boston Partners Fund of RBB, subject to restrictions described under "Exchange Privilege Limitations" below. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Institutional Shares of the Fund into which he would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the acquired Fund, the dollar value of Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

EXCHANGE PRIVILEGE LIMITATIONS

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.

     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.

TELEPHONE TRANSACTIONS

     In order to request a telephone exchange or redemption, a shareholder must have completed and returned an account application containing a telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

NET ASSET VALUE
--------------------------------------------------------------------------------
     The net asset value for each class of a fund is calculated by adding the value of the proportionate interest of the class in a fund's cash, securities and other assets, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class is calculated independently of each other class. The net asset values are calculated as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gains regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.

MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------
     The Fund offers one other class of shares, Investor Shares, which are offered directly to individual investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Investor Shares separately from Institutional Shares. Because of different expenses paid by the Institutional Shares, the total return on such shares can be expected, at any time, to be different than the total return on Investor Shares. Information concerning these other classes may be obtained by calling the Fund at (888) 261-4073.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO BOSTON PARTNERS MID CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS MID CAP VALUE FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional
Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC Inc., the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

SHARE CERTIFICATES

     In  the  interest  of  economy  and  convenience,   physical   certificates
representing Shares in the Fund are not normally issued.

HISTORICAL PERFORMANCE INFORMATION

     For the period from commencement of operations (June 2, 1997) through August 31, 1998, the total return (not annualized) for the Institutional Class of Shares of the Fund was as follows:

     Unannualized investment returns for the period ended August 31, 1998.

                                                                         Since
                                                                       Inception
                                                                       ---------
     Boston Partners Mid Cap Value Fund
         (Institutional Shares) ....................................     (3.92)%

     The total return assumes the reinvestment of all dividends and capital gains and reflects expense reimbursements and investment advisory fee waivers in effect. Without these expense reimbursements or waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

     The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended August 31, 1998. The Composite is comprised of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund, which commenced operations on June 2, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and includes payment of investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the accounts which comprise the Composite is not indicative of the future performance of the Fund. These accounts have lower investment advisory fees than the Fund and the Composite performance figures would have been lower if subject to the higher fees and expenses incurred by the Fund. These private accounts are not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

     Annualized investment returns for the period ended August 31, 1998.

                                                One         Three        Since
                                               Year         Years      Inception
                                               ----         -----      ---------
     Composite Performance ...............    (12.73)%       N/A        (3.15)%
     Russell 2500 Index ..................    (16.84)%       N/A        (5.74)%

* The Adviser commenced managing these accounts on June 2, 1997.

     The Russell 2500 Index represents the largest 3,000 companies domiciled in the United States minus the largest 500 companies as determined by the market value of such companies.

FUTURE PERFORMANCE INFORMATION

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company
Service, or with the performance of the Russell 2500 Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY PROSPECTUS REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY DECEMBER 29, 1998 REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                              ---------------------
                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
EXPENSE TABLE ..........................................................       2
FINANCIAL HIGHLIGHTS ...................................................       2
INTRODUCTION ...........................................................       4
INVESTMENT OBJECTIVES AND POLICIES .....................................       4
INVESTMENT LIMITATIONS .................................................       5
RISK FACTORS ...........................................................       5
YEAR 2000 ..............................................................       6
MANAGEMENT .............................................................       6
HOW TO PURCHASE SHARES .................................................       8
HOW TO REDEEM AND EXCHANGE SHARES ......................................       9
NET ASSET VALUE ........................................................      11
DIVIDENDS AND DISTRIBUTIONS ............................................      11
TAXES ..................................................................      12
MULTI-CLASS STRUCTURE ..................................................      12
DESCRIPTION OF SHARES ..................................................      13
OTHER INFORMATION ......................................................      13

INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

TRANSFER AGENT AND ADMINISTRATOR
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

[LOGO GRAPHIC OMITTED]

PROSPECTUS
DECEMBER 29, 1998
                                 BOSTON PARTNERS
                                     MID CAP
                                   VALUE FUND
                                (INVESTOR SHARES)


bp
BOSTON PARTNERS ASSET MANAGEMENT, L.P.
[LOGO GRAPHIC OMITTED]

                       BOSTON PARTNERS MID CAP VALUE FUND
                                (INVESTOR CLASS)
                                       OF
                               THE RBB FUND, INC.

     Boston Partners Mid Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Investor Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with a market capitalization of primarily between $200 million and $6 billion, and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that it believes possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of
Additional  Information,  dated  December  29,  1998,  has been  filed  with the
Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related material on the SEC Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                    December 29 , 1998

EXPENSE TABLE
--------------------------------------------------------------------------------
     The following table illustrates annual operating expenses incurred by Investor Shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
     Management Fees (after waivers)*. .................................    .58%
     12b-1 Fees (after waivers)* .......................................    .25%
     Other Expenses (after waivers and expense reimbursements) .........    .42%
                                                                           ----
   Total Fund Operating Expenses (after waivers and
     expense reimbursements)*. .........................................   1.25%
                                                                           ====

* In the absence of fee waivers and expense reimbursements, Management Fees would be 0.80%; 12b-1 Fees would be 0.25%; Other Expenses would be .77%; and Total Fund Operating Expenses would be 1.82%. Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
                                                 ONE    THREE    FIVE       TEN
                                                YEAR    YEARS    YEARS     YEARS
                                                ----    -----    -----     -----
     Boston Partners Mid Cap Value Fund ......  $12     $37       $63      $140

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects expense reimbursements and a voluntary waiver of Management Fees for the Fund, which are expected to be in effect during the current fiscal year. However, the Adviser and the Fund's service providers are under no obligation with respect to such fee waivers and expense reimbursements and there can be no assurance that any future expense reimbursements and waivers of Management Fees will not vary from the figures reflected in the Fee Table.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The "Financial Highlights" presented below set forth certain investment results for shares of the Investor Class of the Fund for the period June 2, 1997 (date of inception) through August 31, 1997 and for the fiscal year ended August 31, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountants, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Investor Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                       BOSTON PARTNERS MID CAP VALUE FUND
           (FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                    FOR THE PERIOD
                                                                               FOR THE FISCAL        JUNE 2, 1997*
                                                                                 YEAR ENDED             THROUGH
                                                                               AUGUST 31, 1998      AUGUST 31, 1997
                                                                               ---------------      ---------------
Per Share Operating Performance**
Net asset value, beginning of period ....................................           $11.01               $10.00
                                                                                    ------               ------
Net investment income (1) ...............................................             0.01                  .01
Net realized and unrealized gain/(loss) on investments(2). ..............            (1.38)                1.00
                                                                                    ------               ------
Net increase/(decrease) in net assets resulting
   from operations ......................................................            (1.37)                1.01
                                                                                    ------               ------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ...................................................            (0.01)                  --
Net realized capital gains. .............................................            (0.21)                  --
                                                                                    ------               ------
Net asset value, end of period. .........................................           $ 9.42               $11.01
                                                                                    ======               ======
Total investment return(3). .............................................           (12.77)%              10.10%
                                                                                    ======               ======
Ratios/Supplemental Data
   Net assets, end of period (000) ......................................           $1,828               $  598
   Ratio of expenses to average net assets(1)(4) ........................             1.15%                1.10%(5)
   Ratio of net investment income to average net assets(1). .............            (0.02)%                .61%(5)
   Portfolio turnover rate ..............................................           167.86%               21.80%(6)

   *   Commencement of operations.
  ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
  (1)  Reflects waivers and reimbursements.
  (2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective periods.
  (3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
  (4) Without the waiver of advisory 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1997 and the year ended August 31, 1998 would have been 12.62% and 1.82%, respectively, for the Investor Class.
  (5)  Annualized.
  (6)  Not annualzied.

INTRODUCTION
--------------------------------------------------------------------------------

     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Mid Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
     The Fund's investment objectives are to provide long-term growth of capital with current income as a secondary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities such as common stocks of issuers with a market capitalization of between $200 million and $6 billion, and identified by the Adviser as equity securities that it believes possess value characteristics.

     The Adviser examines various factors in determining the value characteristics of such issuers, including but not limited to price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.

     The Fund may invest the remainder of its total assets in equity securities of issuers with lower or higher capitalizations; derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. Government or government agencies.

     In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser would determine when market conditions warrant temporary defensive measures.

     The Fund's investment objectives and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:

         1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

     If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

RISK FACTORS
--------------------------------------------------------------------------------
     As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing interests in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. Other risk factors are discussed above under "Investment Objectives and Policies" and in the Statement of Additional Information under "Investment Objectives and Polices."

EUROPEAN CURRENCY UNIFICATION

     Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

YEAR 2000
--------------------------------------------------------------------------------
     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds on securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

GENERAL

     Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER

     Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998, in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.

     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid a monthly advisory fee computed at an annual rate of 0.80% of the Fund's average daily net assets. The Adviser has notified RBB, however, that it intends to limit total Fund operating expenses to 1.00% of the Fund's average daily net assets during the current fiscal year.

PORTFOLIO MANAGEMENT

     The day-to-day portfolio management of the Fund is the responsibility of Wayne J. Archambo who is a senior portfolio manager of the Adviser and a member of the Adviser's Equity Strategy Committee. Mr. Archambo oversees the investment activities of the Adviser's $1.5 billion mid-capitalization activities as well as $1.0 billion in small capitalization activities. Prior to joining the Adviser in April 1995, Mr. Archambro was employed by The Boston Company Asset Management from 1989 through April 1995 where he was a senior portfolio manager and a member of the Firm's Equity Policy Committee. Mr. Archambro has over 16 years of investment experience and is a Chartered Financial Analyst.

ADMINISTRATOR

     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC receives a fee calculated at an annual rate of .125% of the Fund's average daily net assets with a minimum annual fee of $75,000 payable monthly on a pro rata basis.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp. will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPCTrust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     Provident Distributors, Inc. (the "Distributor"), with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

EXPENSES

     The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Investor Class of the Fund pays its own distribution fees, and may pay a different share than the Institutional Class of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Investor Class or if it receives different services.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expense of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------
     The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor in the Distribution Agreement. The Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee.

     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or  maintenance of the accounts of Shareholders,  and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares -- Purchases Through Intermediaries."

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor and the payments may exceed distribution expenses actually incurred.

PURCHASES THROUGH INTERMEDIARIES

     Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

     For administration, subaccounting, transfer agency and/or other services, Boston Partners, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

     The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares, consisting of securities dealers who have sold Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

     Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Mid Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Mid Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Mid Cap Value Fund with a check issued by a third party and endorsed over to the fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $2,500 and subsequent investments must be at least $100. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

   BOSTON PARTNERS MID CAP VALUE FUND     bp
             (INVESTOR CLASS)             BOSTON PARTNERS ASSET MANAGEMENT, L.P.

ACCOUNT APPLICATION
Please Note: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073.

                (Please check the appropriate box(es) below.)
1.              / / Individual       / / Joint Tenant     / / Other
Account         ________________________________________________________________
Registration:   Name          SOCIAL SECURITY NUMBER OR TAX ID# OF PRIMARY OWNER

                ________________________________________________________________
                NAME OF JOINT OWNER        JOINT OWNER SOCIAL SECURITY NUMBER OR
                                           TAX ID#

                For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.


GIFT TO MINOR:  / / UNIFORM GIFTS/TRANSFER TO MINOR'S ACT

                ________________________________________________________________
                NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                ________________________________________________________________
                NAME OF MINOR (ONLY ONE PERMITTED)

                ________________________________________________________________
                MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH


CORPORATION,
PARTNERSHIP,
TRUST OR
OTHER ENTITY:
                ________________________________________________________________
                NAME OF CORPORATION, PARTNERSHIP,          NAME(S) OF TRUSTEE(S)
                OR OTHER

                ________________________________________________________________
                TAXPAYER IDENTIFICATION NUMBER

2.              ________________________________________________________________
Mailing         STREET OR P.O. BOX AND/OR APARTMENT NUMBER
Address:
                ________________________________________________________________
                CITY                      STATE                         ZIP CODE

                ________________________________________________________________
                DAY PHONE NUMBER                            EVENING PHONE NUMBER



3.              Minimum initial investment     Amount of investment $___________
Investment      of $100,000.
Information:
                Make the check payable to Boston Partners Mid Cap Value Fund.

                Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.



DISTRIBUTION    NOTE:  Dividends and capital gains may be reinvested or paid by
OPTIONS:        check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

                DIVIDENDS / /   Pay by check / /   Reinvest / /
                CAPITAL GAINS / /   Pay by check / /   Reinvest / /
SYSTEMATIC      To select this portion please fill out the information below:
WITHDRAWAL      Amount_________________________Startup Month____________________
PLAN:
                Frequency Options:  Annually / /   Monthly / /   Quarterly / /

                --A minimum account value of $10,000 in a single account is required to establish a Systematic Withdrawal Plan
                --Payments wil be made on or near the 25th of the month Please check one of the following options:
                  ____Please mail checks to Address of Record
                      (Named in Section 2)
                  ____Please electronically credit my Bank of Record
                      (Named in Section 5)

4.              To use this option, you must initial the appropriate line below.
Telephone       I authorize the Transfer Agent to accept instructions from any
Redemption:     persons to redeem or exchange shares in my account(s) by
                telephone in accordance with the procedures and conditions set forth in the Prospectus.

                ______________________  _________________ Redeem shares, and
                  individual initial      joint initial   send the proceeds to
                                                          the address of record.

                ______________________  _________________ Exchange shares for
                 individual initial       joint initial   shares of The Boston
                                                          Partners Large Cap
                                                          Value Fund or Market
                                                          Neutral Fund.


5.
Automatic The Automatic Investment Plan, which is available to shareholders Investment of the Fund, makes possible regularly scheduled purchases of Fund
Plan:          shares to allow dollar-cost averaging. The Fund's Transfer Agent can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

               Please debit $________ from my checking account (named below) on or about the 20th of the month. PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.

               / / Monthly / / Every Alternate Month / / Quarterly / / Other

BANK OF        _________________________________________________________________
RECORD:        BANK NAME                         STREET ADDRESS OR P.O. BOX

               _________________________________________________________________
               CITY                   STATE                        ZIP CODE

               _________________________________________________________________
               BANK ABA NUMBER                          BANK ACCOUNT NUMBER

6.
Signatures     The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.
               Under the Interest and Dividend Tax Compliance Act of 1983, the
               Fund is required to have the following certification:
               Under penalties of perjury, I certify that:
               (1) The number shown on this form is my correct taxpayer
                   identification number (or I am waiting for a number to be issued to me), and
               (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
               NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED
               BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING
               BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON
               YOUR TAX RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE
               YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
               CERTIFICATION REQUIRED TO AUDIT BACKUP WITHHOLDING.

               _________________________________________________________________
               SIGNATURE OF APPLICANT                              DATE

               _________________________________________________________________
               PRINT NAME                                 TITLE (IF APPLICABLE)

               _________________________________________________________________
               SIGNATURE OF JOINT OWNER                            DATE

               _________________________________________________________________
               PRINT NAME                                 TITLE (IF APPLICABLE)


               (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

               For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

               MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:
                            THE BOSTON PARTNERS MID CAP VALUE FUND
                            C/O PFPC INC.
                            P.O. BOX 8852
                            WILMINGTON, DE  19899-8852

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     The price paid for Shares purchased is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) are priced at that Business Day's net asset value. Orders received by the Fund or its agents after the close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. The Fund does not currently impose a service charge for effecting wire transfers, but reserves the right to do so in the future. An investor's bank or broker may impose a charge for this service. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

     A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

     B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank:

                  PNC Bank, N.A.
                  Philadelphia, PA 19103
                  ABA NUMBER: 0310-0005-3
                  CREDITING ACCOUNT NUMBER: 86-1108-2507
                  FROM: (name of investor)
                  ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: Boston Partners Mid Cap Value Fund
                  AMOUNT: (amount to be invested)

     C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.

     For subsequent investments, an investor should follow steps A and B above.

AUTOMATIC INVESTING

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the Automatic Investment Plan should call the Fund's transfer agent, PFPC, at (888)261-4073 to obtain the appropriate forms.

RETIREMENT PLANS

     Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Fund's transfer agent, PFPC, at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Mid Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

SYSTEMATIC WITHDRAWAL PLAN

     If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to PFPC at P.O. Box 8852, Wilmington, Delaware 19899-8852. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.

INVOLUNTARY REDEMPTION

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as permitted by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that it is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

EXCHANGE PRIVILEGE

     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Investor Shares of any other Boston Partners Fund RBB subject to the restrictions described under "Exchange Privilege Limitations." Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Investor Shares of the Fund into which he would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the acquired Fund, the dollar value of Investor Shares acquired must equal or exceed the Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

EXCHANGE PRIVILEGE LIMITATIONS

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.

     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.

TELEPHONE TRANSACTIONS

     In order to request an exchange or redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request an exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account's social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

NET ASSET VALUE
--------------------------------------------------------------------------------
     The net asset value for each class of a fund is calculated by adding the value of the proportionate interest of the class in a fund's cash, securities and other assets, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class is calculated independently of each other class. The net asset values are calculated as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income annually, and pays them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------
     The Fund offers one other class of shares, Institutional Shares, which is offered directly to institutional investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of Institutional Shares separately from Investor Shares. Because of different expenses paid by the Investor Shares, the total return on such shares can be expected, at any time, to be different than the total return on Institutional Shares. Information concerning Institutional Shares may be obtained by calling the Fund at (888) 261-4073.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BOSTON PARTNERS MID CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BOSTON PARTNERS MID CAP VALUE FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in that portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when RBB's Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional
Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.

OTHER INFORMATION
--------------------------------------------------------------------------------
REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC Inc., the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

SHARE CERTIFICATES

     In  the  interest  of  economy  and  convenience,   physical   certificates
representing shares in the Fund are not normally issued.

HISTORICAL PERFORMANCE INFORMATION

     For the period from commencement of operations (June 2, 1997) through August 31, 1998, the total return (not annualized) for the Investor Class of Shares of the Fund was as follows:

     Unannualized investment returns for the period ended August 31, 1998

                                                                         Since
                                                                       Inception
                                                                       ---------
         Boston Partners Mid Cap Value Fund
           (Investor Shares) .....................................       (3.96)%

     The total return assumes the reinvestment of all dividends and capital gains and reflects investment advisory fee waivers and expense reimbursements in effect. Without these waivers and expense reimbursements, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

     The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis for the period ended August 31, 1998. The Composite is comprised of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have longer operating histories than the Fund which commenced operations on June 2, 1997. The Composite performance information includes the reinvestment of dividends received in the underlying securities and reflects investment advisory fees. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the funds and accounts that comprise the Composite is not indicative of or a substitute for the future performance of the Fund. These accounts have lower investment advisory fees than the Fund and the Composite performance figures would have been lower if subject to the higher fees and expenses incurred by the Fund. These private accounts are not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is the performance history for a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

     Annualized investment returns for the period ended August 31, 1998

                                                       Since             Since
                                                     One Year          Inception
                                                     --------          ---------
     Composite Performance .......................   (12.77)%          (3.19)%*
     Russell 2500 Index. .........................   (16.84)%          (5.74)%

* The Adviser commenced managing these accounts on June 2, 1997.

     The Russell 2500 Index represents the largest 3000 companies domiciled in the United States minus the largest 500 companies as determined by the market value of such companies.

FUTURE PERFORMANCE INFORMATION

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company
Service, or with the performance of the Russell 2500 Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

NO  PERSON  HAS  BEEN   AUTHORIZED   TO  GIVE  ANY   INFORMATION   OR  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               -------------------
                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
EXPENSETABLE ..........................................................        2
FINANCIAL HIGHLIGHTS ..................................................        2
INTRODUCTION ..........................................................        3
INVESTMENT OBJECTIVES AND POLICIES ....................................        4
INVESTMENT LIMITATIONS ................................................        4
RISK FACTORS ..........................................................        5
YEAR 2000 .............................................................        5
MANAGEMENT ............................................................        6
DISTRIBUTION OF SHARES ................................................        7
HOW TO PURCHASE SHARES ................................................        8
HOW TO REDEEM AND EXCHANGE SHARES .....................................       10
NET ASSET VALUE .......................................................       12
DIVIDENDS AND DISTRIBUTIONS ...........................................       12
TAXES .................................................................       12
MULTI-CLASS STRUCTURE .................................................       13
DESCRIPTION OF SHARES .................................................       13
OTHER INFORMATION .....................................................       14

INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

TRANSFER AGENT AND ADMINISTRATOR
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers L.L.P.
Philadelphia, Pennsylvania

[LOGO GRAPHIC OMITTED]

PROSPECTUS
DECEMBER 29, 1998
                                 BOSTON PARTNERS
                                    BOND FUND
                             (INSTITUTIONAL SHARES)

bp
BOSTON PARTNERS ASSET MANAGEMENT, L.P.
[LOGO GRAPHIC OMITTED]

                            BOSTON PARTNERS BOND FUND
                              (INSTITUTIONAL CLASS)
                                       OF
                               THE RBB FUND, INC.

     Boston Partners Bond Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Institutional Class ("Shares") offered by this Prospectus represent interests in the Fund. The investment objectives of the Fund are to maximize total return by investing principally in investment grade fixed income securities, and secondarily to seek current income.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of
Additional  Information,  dated  December  29,  1998,  has been  filed  with the
Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related material, on the SEC Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

EXPENSE TABLE
--------------------------------------------------------------------------------
     The following table illustrates annual operating expenses incurred by Institutional shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998 as a percentage of average daily net assets. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
     Management Fees (after waivers)* .................................   0.00%

     12b-1 Fees .......................................................   0.00%

     Other Expenses (after waivers) ...................................   0.60%
                                                                          ----
   Total Fund Operating Expenses (after waivers)* .....................   0.60%
                                                                          ====

* In the absence of fee waivers, Management Fees would be .40%, Other Expenses would be 2.07% and Total Fund Operating Expenses would be 2.47%.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
                                         ONE       THREE      FIVE         TEN
                                        YEAR       YEARS      YEARS       YEARS
                                        ----       -----      -----       -----
     Boston Partners Bond Fund ........   $6        $19        $33         $75

         The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" below.) The Fee Table reflects a voluntary waiver of "Management Fees" and administrative services fees for the Fund, which are expected to be in effect during the current fiscal period. However, the Adviser and Administrative Services Agent are under no obligation with respect to such waivers and there can be no assurance that any future waivers of Management fees or administrative services fees will not vary from the figures reflected in the Fee Table.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The "Financial Highlights" presented below set forth certain investment results for shares of the Institutional Class of the Fund for the period indicated. Shares of the Institutional Class were first issued on December 30, 1997. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Institutional Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                            BOSTON PARTNERS BOND FUND
         (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                FOR THE PERIOD
                                                              DECEMBER 30, 1997*
                                                              THROUGH AUGUST 31,
                                                                     1998
                                                              ------------------
Per Share Operating Performance**
Net asset value, beginning of period ..........................     $ 10.00
                                                                    -------
Net investment income (1) .....................................        0.78
Net realized and unrealized gain/(loss) on investments(2) .....       (0.31)
                                                                    -------
Net increase in net assets resulting from operations ..........        0.47
                                                                    -------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .........................................       (0.39)
Net realized capital gains ....................................          --
                                                                    -------
Net asset value, end of period ................................     $ 10.08
                                                                    =======
Total investment return(3) ....................................        4.79%
                                                                    =======
Ratios/Supplemental Data
   Net assets, end of period (000) ............................     $15,509
   Ratio of expenses to average net assets***(1)(4) ...........        0.60%
   Ratio of net investment income to average net assets***(1) .        6.06%
   Portfolio turnover rate****. ...............................       45.27%

     * Commencement of operations.
    ** Calculated  based on shares  outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
   *** Annualized.
  **** Not annualized.
   (1) Reflects waivers and reimbursements.
   (2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
   (3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
   (4) Until May 29, 1998, the Institutional Class of the Fund paid .03% of its average daily net assets to the Fund's previous Distributor in 12b-1 fees. From May 29, 1998 through August 31, 1998, the Institutional Class of the Fund paid .03% of its average daily net assets to the Administrative Services Agent pursuant to the Administrative Services Plan for Institutional shares, in lieu of 12b-1 fees. Without the waiver of advisory, administrative services, 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1998 would have been 2.47% for the Institutional Class.

INTRODUCTION
--------------------------------------------------------------------------------
     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Bond Fund. RBB was incorporated in Maryland on February 29, 1988.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
     The investment objectives of the Fund are to maximize total return by investing principally in investment grade fixed income securities, and secondarily to seek current income.

     The Fund will invest during normal market conditions at least 75% of its total assets in bonds, including corporate debt obligations and mortgage-backed and asset-backed securities (collectively, "Debt Securities") rated investment-grade or better at the time of purchase by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") or which are similarly rated by another nationally recognized statistical rating organization ("Rating Organization") (including Fitch IBCA, Duff & Phelps, and Thomson BankWatch), or are unrated but deemed by Boston Partners Asset Management L.P. (the "Adviser") to be comparable in quality to instruments so rated. The Fund may invest up to 25% of its total assets in Debt Securities rated "BB" and "B" by Moody's or "Ba" and "B" by S&P or which are similarly rated by another Rating Organization or are unrated but are deemed by the Adviser to be comparable in quality to instruments that are so rated.

     Investment-grade Debt Securities are those rated at the time of purchase "AAA," "AA," "A" or "BBB" by S&P, "Aaa," "Aa," "A" or "Baa" by Moody's or which are similarly rated by another Rating Organization or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Debt Securities rated "BBB" by S&P, "Baa" by Moody's or the equivalent rating of another Rating Organization, while still deemed investment-grade, are considered to have speculative characteristics and are more sensitive to economic change than higher rated bonds. Debt Securities rated below the four highest ratings of S&P or Moody's are often referred to as "junk bonds." Such Debt Securities are rated below investment-grade and carry a higher degree of risk and are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. See "Risk Factors -- Lower Rated Securities."

     The Adviser will select certain mortgage-backed and asset-backed securities which it believes have superior risk/return characteristics versus other fixed income instruments. Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies as well as by private issuers. Asset-backed securities represent pools of other assets (such as automobile installment purchase obligations and credit card receivables) similarly assembled for sale by private issuers. See "Risk Factors -- Mortgage-Backed and Asset-Backed Securities" in this prospectus and "Investment Objective and Policies" in the Statement of Additional Information.

     The Fund may also invest up to 15% of its total assets in each of the following: collateralized mortgage obligations ("CMOs"), Yankee Bonds (dollar-denominated debt securities of foreign issuers), non-dollar denominated bonds of foreign or domestic issuers, securities that can be purchased and sold privately to institutional investors pursuant to Rule 144A, and convertible Debt Securities of U.S. and foreign issuers (including convertible preferred stock and notes). See "Risk Factors" in this Prospectus and "Investment Objective and Policies" in the Statement of Additional Information.

     The Fund may invest in debt securities issued by the U.S. Government or government agencies, repurchase agreements and reverse repurchase agreements, foreign currency exchange transactions, dollar rolls, futures, option contracts (including options on futures) and stripped securities. The Fund may make when-issued purchases and forward commitments. See "Risk Factors" in this Prospectus and "Investment Objective and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and as discussed in "Investment Objective and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

     Although the Fund has no restriction as to the maximum or minimum duration of any individual security held by it, during normal market conditions the Fund's average effective duration will generally be within 5% of the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is a term used by investment managers to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security's cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. For example, the duration of a five-year zero coupon bond that pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semi-annually and matures in five years will have a duration of less than five years, which reflects the semi-annual cash flows resulting from coupon payments. Duration also generally defines the effect of interest rate changes on bond prices. Generally, if interest rates increase by one percent, the value of a security having an effective duration of five years would decrease in value by five percent.

     The Fund's investment objectives and policies described above may be changed by RBB's Board of Directors without the approval of the Fund's shareholders.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objective and Policies.")

     The Fund may not:

         1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

     If a percentage restriction under one of the Funds' investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

PORTFOLIO TURNOVER

     The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will be approximately 100%. High portfolio turnover (100% or more) will generally result in higher transaction costs to a portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

RISK FACTORS
--------------------------------------------------------------------------------

INTEREST RATE RISK

     Generally, the market value of fixed income securities is subject to interest rate fluctuation and can be expected to vary inversely to changes in the prevailing interest rates. Thus, the value of portfolio investments held by the Fund is likely to decline if prevailing interest rates rise, and vice versa.

LOWER RATED SECURITIES

     Investors should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities rated below investment-grade by S&P or Moody's, or which are similarly rated by another Rating Organization or are unrated but deemed by the Adviser to be comparable to instruments so rated.

     The Fund's investments in obligations rated below the four highest ratings of S&P and Moody's have different risks than investments in securities that are rated "investment-grade." Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates than are investment-grade issuers. As a result, the market price of such securities, and the net asset value of the Fund's Shares, may be particularly volatile.

     Additional risks associated with  lower-rated  fixed income  securities are
(a) the relatively low trading market liquidity for the securities and (b) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated security held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Finally, the Fund's trading in fixed income securities entails risks that capital losses rather than gains will result. As a result, investment in the Fund should not be considered a complete investment program.

     The Adviser will continually evaluate lower-rated securities and the ability of their issuers to pay interest and principal. The Fund's ability to achieve its investment objectives may be more dependent on the Adviser's credit analysis than might be the case for a fund that invested in higher rated securities. See the "Appendix" in the Statement of Additional Information for a general description of securities ratings.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     Mortgage-backed securities, like other fixed income instruments, may be subject to risks including price fluctuations due to interest rate changes. The returns on mortgage-backed securities may also be negatively affected by changes in principal pre-payment rates due to interest rate volatility.

     Mortgage-related securities acquired by the Fund may include collateralized mortgage obligations ("CMOs"), a type of derivative, issued by the Federal
National Mortgage Association, the Federal Home Loan Mortgage Corporation, Government National Mortgage Association or other U.S. Government agencies or instrumentalities, as well as by private issuers. CMOs may involve additional risks other than those found in other types of mortgage-related obligations in that they may exhibit more price volatility and interest rate risk than such obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices based on current market conditions, which are unacceptable to a fund based on the fund's analysis of the market value of the security. See "Investment Objectives and Policies" in the Statement of Additional Information.

     Asset-backed securities are also subject to declines in market value during periods of rising interest rates. Due to the possibility of prepayment of the underlying obligations, asset-backed securities have less potential for capital appreciation than other debt securities of comparable maturities during periods of declining interest rates. As a result, asset-backed securities may be less effective than other fixed income securities as a means of locking in attractive interest rates for the long term.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. The Fund may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

FOREIGN SECURITIES RISK

     The Fund may invest in foreign securities, as described above. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies -- Foreign Securities" in the Statement of Additional Information.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dol-
lar and to convert foreign currencies to other foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

     Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. There is a risk of loss to the Fund if the other party does not complete the transaction.

EUROPEAN CURRENCY UNIFICATION

     Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

     The Fund may purchase securities on a when-issued basis or enter into forward commitment transactions. When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash, U.S. Government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. As a result, the Fund's liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

YEAR 2000
--------------------------------------------------------------------------------
     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

ASSET ALLOCATION

     From time to time, the Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for clients receiving Asset Allocation account management services involving investments in the Fund. These transactions may have a material effect on the Fund, since redemptions caused by reallocations may result in the Fund selling portfolio securities, and purchases caused by reallocations may result in the Fund receiving additional cash that it will have to invest. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Fund may be required to sell securities at times when it would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. These transactions could also have tax consequences if the sale of securities results in gains and could also increase transaction costs. The Advisor is committed to minimizing the impact of such transactions on the Fund to the extent it is consistent with pursuing the investment objectives of clients for which the Advisor provides Asset Allocation account management services involving investments in the Fund and monitors the impact of asset allocation decisions on the Fund.

GENERAL

     Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER

     Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998 in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.

     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid an advisory fee computed at an annual rate of 0.40% of the Fund's average daily net assets, which is calculated daily and paid monthly. The Adviser has notified RBB, however, that it intends to limit total fund operating expenses to .60% during the Fund's current fiscal year.

PORTFOLIO MANAGEMENT

     The day-to-day portfolio management of the Fund is the responsibility of William R. Leach who is a senior portfolio manager of the Adviser and Chairman of the Fixed Income Strategy Committee. Prior to joining the Adviser in April 1995, Mr. Leach was employed by The Boston Company Asset Management, Inc. ("The Boston Company") from 1988 through April 1995 where he was a senior portfolio manager and Director of the Fixed Income Strategy Committee. Mr. Leach has over 16 years of investment experience and is a Chartered Financial Analyst ("CFA"). Mr. Leach will be assisted by Glenn

S. Davis, Joseph F. Feeney, Jr. and Michael A. Mullaney. Mr. Davis is a Fixed Income Portfolio Manager with the Adviser and is also a CFA. Prior to joining the Adviser in April 1995, he was Vice President and Portfolio Manager at The Boston Company, specializing in short and intermediate term corporate bonds. Prior to that position, he was responsible for the Short-term Fixed Income Group at State Street Global Advisors. He has a total of 17 years of investment experience. Mr. Feeney is a Fixed Income Portfolio Manager with the Adviser and also a CFA. Prior to joining the Adviser in April 1995, he was Assistant Vice President and Mortgage-backed Securities Portfolio Manager for Putnam Investments. Mr. Mullaney is a Fixed Income Portfolio Manager who joined the Adviser in June 1997. From 1984 to 1997, he was employed at Putnam Investments, most recently as Managing Director and Senior Investment Strategist, specializing in portfolio strategy and management. His prior experience included a position as a senior Consultant from 1981 to 1983 with Chase Econometrics/Interactive Data Corporation, where he focused on quantitative methodologies in fixed income and equity management. He has over 16 years of investment experience.

ADMINISTRATOR

     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC's principal offices are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. For its services, PFPC receives a fee calculated at an annual rate of
 .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

ADMINISTRATIVE SERVICES AGENT

     Provident Distributors, Inc. ("PDI") provides certain administrative services to the Fund's Institutional Shares not otherwise provided by PFPC. PDI's principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428. PDI furnishes certain internal quasi-legal, executive and administrative services to the Fund, acts as a liaison between the Fund and its various service providers and coordinates and assists in the preparation of reports prepared on behalf of the Fund. For its services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of the respective average daily net assets of the Fund's Institutional Class. PDI is currently waiving fees in excess of .03% of the average daily net assets of the Fund's Institutional Class.

DISTRIBUTOR

     PDI acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

   BOSTON PARTNERS BOND FUND                        bp
    (INSTITUTIONAL CLASS)                 BOSTON PARTNERS ASSET MANAGEMENT, L.P.

ACCOUNT APPLICATION
PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073


1              (Please check the appropriate box(es) below.)
Account
Registration:  /  / Individual        /  / Joint Tenant      /  / Other
               _________________________________________________________________
               NAME          SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

               _________________________________________________________________
               NAME OF            JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #
               JOINT OWNER

               For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

               /  / UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
GIFT TO
MINOR:         _________________________________________________________________
               NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

               _________________________________________________________________
               NAME OF MINOR (ONLY ONE PERMITTED)

               _________________________________________________________________
               MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

CORPORATION,
PARTNERSHIP,
TRUST OR
OTHER ENTITY:  _________________________________________________________________
               NAME OF CORPORATION, PARTNERSHIP,           NAME(S) OF TRUSTEE(S)
               OR OTHER

               _________________________________________________________________
               TAXPAYER IDENTIFICATION NUMBER

2              _________________________________________________________________
Mailing        STREET OR P.O. BOX AND/OR APARTMENT NUMBER
Address:
               _________________________________________________________________
               CITY                     STATE                    ZIP CODE

               _________________________________________________________________
               DAY PHONE NUMBER                        EVENING PHONE NUMBER

3              Minimum initial investment       Amount of investment $__________
Investment     of $100,000.
Information:
               Make the check payable to Boston Partners Bond Fund.

               Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

               NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

DISTRIBUTION   INTEREST:          Pay by check / /       Reinvest / /
OPTIONS:       CAPITAL GAINS:     Pay by check / /       Reinvest / /


4
Telephone      To use this option, you must initial the appropriate line below.
Redemption
or Exchange:   I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.


                ______________________  _________________ Redeem shares, and
                  individual initial      joint initial   send the proceeds to
                                                          the address of record.


                ______________________  _________________ Exchange shares for
                  individual initial      joint initial   shares of the Boston
                                                          Partners Large Cap
                                                          Value Fund, Mid Cap
                                                          Value Fund, Micro Cap
                                                          Value Fund or Market
                                                          Neutral Fund.

5
Automatic      The Automatic Investment Plan which is available to shareholders
Investment     of the Fund, makes possible regularly scheduled purchases of Fund
Plan:          shares to allow dollar-cost averaging. The Fund's Transfer Agent can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

               Please debit $________ from my checking account (named below) on or about the 20th of the month. PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.

               / / Monthly  / / Every Alternate Month  / / Quarterly  / / Other

BANK OF        _________________________________________________________________
RECORD:        BANK NAME                         STREET ADDRESS OR P.O. BOX

               _________________________________________________________________
               CITY                   STATE                        ZIP CODE

               _________________________________________________________________
               BANK ABA NUMBER                          BANK ACCOUNT NUMBER

6
Signatures:    The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.

               Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

               Under penalties of perjury, I certify that:

               (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

               (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

               NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AUDIT BACKUP WITHHOLDING.

               _________________________________________________________________
               SIGNATURE OF APPLICANT                              DATE

               _________________________________________________________________
               PRINT NAME                                  TITLE (IF APPLICABLE)

               _________________________________________________________________
               SIGNATURE OF JOINT OWNER                             DATE

               _________________________________________________________________
               PRINT NAME                                  TITLE (IF APPLICABLE)


               (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

               For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

               MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:

                            THE BOSTON PARTNERS BOND FUND
                            C/O PFPC INC.
                            P.O. BOX 8852
                            WILMINGTON, DE  19899-8852

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

EXPENSES

     The expenses of the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to: fees paid to the Adviser and PFPC; administrative services fees; fees and expenses of officers and directors who are not affiliated with any of RBB's investment advisers, sub-advisers or the Distributor; taxes; interest; legal fees; custodian fees; auditing fees; brokerage fees and commissions; certain of the fees and expenses of registering and qualifying the Fund and the Shares for distribution under federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing them annually to existing shareholders that are not attributable to a particular class of shares of RBB; the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of RBB; fidelity bond and directors and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses that are not expressly assumed by the Adviser under its investment advisory agreement with respect to the Fund. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. Distribution expenses, transfer agency expenses, expenses of preparation, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders and registration fees, identified as belonging to a particular class, are allocated to such class.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

     Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Bond Fund" c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Bond Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Bond Fund with a check issued by a third party and endorsed over to the Fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $100,000 and subsequent investments must be at least $5,000. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

     Shares may be purchased by principals and employees of the Adviser and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser without being subject to the minimum investment limitations.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     The price paid for Shares purchased initially or acquired through the exercise of an exchange privilege is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents after the close of regular trading on the New York Stock Exchange, Inc. (currently 4 p.m., Eastern time) are priced at the net asset value next determined on the following business day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     An investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment it is important that an investor follows these steps:

     A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

     B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank:

                  PNC Bank, N.A.
                  Philadelphia, PA 19103
                  ABA NUMBER: 0310-0005-3
                  CREDITING ACCOUNT NUMBER: 86-1108-2507
                  FROM: (name of investor)
                  ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: Boston Partners Bond Fund
                  AMOUNT: (amount to be invested)

     C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.

     For subsequent investments, an investor should follow steps A and B above.

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account on a regular basis. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Bond Fund c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

INVOLUNTARY REDEMPTION

     RBB reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by law. If the Shares to be redeemed have been recently purchased by check, PFPC may delay mailing a redemption check for up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that it is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

EXCHANGE PRIVILEGE

     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Institutional Shares of any other Boston Partners Fund of RBB subject to restrictions described under "Exchange Privilege Limitations" below. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Institutional Shares of the Boston Partners Fund into which he/she would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the Fund, the dollar value of Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

EXCHANGE PRIVILEGE LIMITATIONS

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.

     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.

TELEPHONE TRANSACTIONS

     In order to request an exchange or redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. These forms are available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

NET ASSET VALUE
--------------------------------------------------------------------------------
     The net asset value for each class of the Fund is calculated by adding the value of the proportionate interest of each class in the Fund's securities, cash and other assets, deducting the actual and accrued liabilities of each class and dividing by the total number of outstanding shares of the class. The net asset value is calculated as of the close of regular trading on the NYSE on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of the Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

     The Fund offers one other class of shares, Investor Shares, which are offered directly to individual investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Investor Shares separately from Institutional Shares. Because of different fees paid by the Institutional Shares, the total return on such shares can be expected, at any time, to be different than the total return on Investor Shares. Information concerning the other class may be obtained by calling the Fund at (888) 261-4073.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the "Statement of Additional Information."

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BOSTON PARTNERS BOND FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS BOND FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communications in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional
Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund's transfer agent, PFPC Inc., at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

SHARE CERTIFICATES

     In  the  interest  of  economy  and  convenience,   physical   certificates
representing Shares in the Fund are not normally issued.

HISTORICAL PERFORMANCE INFORMATION

     For the period from commencement of operations (December 30, 1997) through August 31, 1998, the total return since inception (not annualized) for the Institutional Class of Shares of the Fund was as follows:

     Unannualized investment returns for the period ended August 31, 1998

                                                                        SINCE
                                                                      INCEPTION
                                                                      ---------
     Boston Partners Bond Fund
       (Institutional Shares) ......................................     4.79%

     The total return assumes reinvestment of all dividends and capital gains and reflects expense reimbursements and investment advisory fee waivers in effect. Without these expense reimbursements waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

     The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis since inception for the period ended August 31, 1998. The Composite is comprised of all of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have operating histories, whereas the Fund had not commenced operations until December 30, 1997. The Composite performance information includes the reinvestment of interest received by the underlying securities, realized and unrealized gains and losses, and reflects the payment of investment advisory fees. The Composite performance does not reflect custody fees or administrative fees that may be charged by banks, fiduciaries or other third parties in connection with these institutional and privately managed accounts. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the accounts which comprise the Composite is not indicative of the future performance of the Fund. These accounts have lower investment advisory fees than the Fund and the Composite performance figures would have been lower if subject to the higher fees and expenses to be incurred by the Fund. These private accounts are also not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

     Average  annualized  investment  returns for the period ended September 30,
1998

                                                          ONE            SINCE
                                                         YEAR          INCEPTION
                                                         --------      ---------
         Composite Performance. .......................    8.70%          9.20%
         Lehman Brothers Aggregate Bond Index .........   11.50%          8.60%

     The Lehman Brothers Aggregate Bond Index is a broad market-weighted index, which encompasses three major classes of investment-grade, fixed-income securities with maturities greater than one year, including U.S. Treasury securities, corporate bonds and mortgage-backed securities.

* The Adviser commenced managing these accounts on June 1, 1995

FUTURE PERFORMANCE INFORMATION

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Lehman Brothers Aggregate Bond Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

NO  PERSON  HAS  BEEN   AUTHORIZED   TO  GIVE  ANY   INFORMATION   OR  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               -------------------
                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
EXPENSE TABLE ..........................................................      2
FINANCIAL HIGHLIGHTS ...................................................      2
INTRODUCTION ...........................................................      4
INVESTMENT OBJECTIVES AND POLICIES .....................................      4
INVESTMENT LIMITATIONS .................................................      5
RISK FACTORS ...........................................................      6
YEAR 2000 ..............................................................      8
MANAGEMENT .............................................................      9
HOW TO PURCHASE SHARES .................................................     11
HOW TO REDEEM AND EXCHANGE SHARES ......................................     12
NET ASSET VALUE ........................................................     14
DIVIDENDS AND DISTRIBUTIONS ............................................     15
TAXES ..................................................................     15
MULTI-CLASS STRUCTURE ..................................................     16
DESCRIPTION OF SHARES ..................................................     16
OTHER INFORMATION ......................................................     17

INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

[LOGO GRAPHIC OMITTED]

PROSPECTUS
DECEMBER 29, 1998
                                 BOSTON PARTNERS
                                    BOND FUND
                                (INVESTOR SHARES)

bp
BOSTON PARTNERS ASSET MANAGEMENT, L.P.
[LOGO GRAPHIC OMITTED]

                            BOSTON PARTNERS BOND FUND
                                (INVESTOR CLASS)
                                       OF
                               THE RBB FUND, INC.

     Boston Partners Bond Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Investor Class ("Shares") offered by this Prospectus represent interests in the Fund. The investment objectives of the Fund are to maximize total return by investing principally in investment grade fixed income securities, and secondarily to seek current income.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of
Additional  Information,  dated  December  29,  1998,  has been  filed  with the
Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related material on the SEC Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

EXPENSE TABLE
--------------------------------------------------------------------------------
     The following table illustrates annual operating expenses incurred by the Investor shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998 as a percentage of average daily net assets. An example based on the summary is also shown.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     Management Fees (after waivers)* .................................    0.00%

     12b-1 Fees .......................................................    0.25%

     Other Expenses (after waivers)* ..................................    0.60%
                                                                           ----
   Total Fund Operating Expenses (after waivers)* .....................    0.85%
                                                                           ====

*In the absence of fee waivers, Management Fees would be 0.40%, Other Expenses would be 2.07% and Total Fund Operating Expenses would be 2.72%.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
                                        ONE        THREE       FIVE         TEN
                                       YEAR        YEARS       YEARS       YEARS
                                       ----        -----       -----       -----
     Boston Partners Bond Fund ......   $9         $27          $97        $105

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects a voluntary waiver of "Management fees" for the Fund which is expected to be in effect during the current fiscal year. However, the Adviser is under no obligation with respect to such waiver and there can be no assurance that any future waivers of Management fees will not vary from the figure reflected in the Fee Table.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The "Financial Highlights" presented below set forth certain investment results for shares of the Investor Class of the Fund for the period indicated. Shares of the Investor Class were first issued on December 30, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Investor Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                            BOSTON PARTNERS BOND FUND
           (FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                FOR THE PERIOD
                                                              DECEMBER 30, 1997*
                                                              THROUGH AUGUST 31,
                                                                     1998
                                                              ------------------
Per Share Operating Performance**
Net asset value, beginning of period ..........................     $ 10.00
                                                                    -------
Net investment income (1). ....................................        0.62
Net realized and unrealized gain/(loss) on investments(2) .....       (0.16)
                                                                    -------
Net increase in net assets resulting from operations. .........        0.46
                                                                    -------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income. ........................................       (0.36)
Net realized capital gains ....................................          --
                                                                    -------
Net asset value, end of period ................................     $ 10.10
                                                                    =======
Total investment return(3) ....................................        4.63%
                                                                    =======
Ratios/Supplemental Data
   Net assets, end of period (000). ...........................     $198.00
   Ratio of expenses to average net assets***(1)(4). ..........        0.85%
   Ratio of net investment income to average net assets***(1) .        5.83%
   Portfolio turnover rate****. ...............................       45.27%

     *  Commencement of operations.
    ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
   ***  Annualized.
  ****  Not annualized.
  (1)   Reflects waivers and reimbursements.
  (2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
  (3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
  (4) Without the waiver of advisory, 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1998 would have been 2.72% for the Investor Class.

INTRODUCTION
--------------------------------------------------------------------------------
     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Bond Fund. RBB was incorporated in Maryland on February 29, 1988.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
     The investment objectives of the Fund are to maximize total return by investing principally in investment grade fixed income securities, and secondarily to seek current income.

     The Fund will invest during normal market conditions at least 75% of its total assets in bonds, including corporate debt obligations and mortgage-backed and asset-backed securities (collectively, "Debt Securities") rated investment-grade or better at the time of purchase by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") or which are similarly rated by another nationally recognized statistical rating organization ("Rating Organization") (including Fitch IBCA, Duff & Phelps and Thomson BankWatch), or are unrated but deemed by Boston Partners Asset Management L.P. (the "Adviser") to be comparable in quality to instruments so rated. The Fund may invest up to 25% of its total assets in Debt Securities rated "BB" and "B" by Moody's or "Ba" and "B" by S&P or which are similarly rated by another Rating Organization or are unrated but are deemed by the Adviser to be comparable in quality to instruments that are so rated.

     Investment-grade Debt Securities are those rated at the time of purchase "AAA," "AA," "A" or "BBB" by S&P, "Aaa," "Aa," "A" or "Baa" by Moody's or which are similarly rated by another Rating Organization or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Debt Securities rated "BBB" by S&P, "Baa" by Moody's or the equivalent rating of another Rating Organization, while still deemed investment-grade, are considered to have speculative characteristics and are more sensitive to economic change than higher rated bonds. Debt Securities rated below the four highest ratings of S&P or Moody's are often referred to as "junk bonds." Such Debt Securities are rated below investment-grade and carry a higher degree of risk and are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. See "Risk Factors -- Lower Rated Securities."

     The Adviser will select certain mortgage-backed and asset-backed securities which it believes have superior risk/return characteristics versus other fixed income instruments. Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies as well as by private issuers. Asset-backed securities represent pools of other assets (such as automobile installment purchase obligations and credit card receivables) similarly assembled for sale by private issuers. See "Risk Factors -- Mortgage-Backed and Asset-Backed Securities" in this prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may also invest up to 15% of its total assets in each of the following: collateralized mortgage obligations ("CMOs"), Yankee Bonds (dollar-denominated debt securities of foreign issuers), non-dollar denominated bonds of foreign or domestic issuers, securities that can be purchased and sold privately to institutional investors pursuant to Rule 144A, and convertible Debt Securities of U.S. and foreign issuers (including convertible preferred stock and notes). See "Risk Factors" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may invest in debt securities issued by the U.S. Government or government agencies, repurchase agreements and reverse repurchase agreements, foreign currency exchange transactions, dollar rolls, futures, option contracts (including options on futures) and stripped securities. The Fund may make when-issued purchases and forward commitments. See "Risk Factors" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

     Although the Fund has no restriction as to the maximum or minimum duration of any individual security held by it, during normal market conditions the Fund's average effective duration will generally be within 5% of the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is a term used by investment managers to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security's cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. For example, the duration of a five-year zero coupon bond that pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semi-annually and matures in five years will have a duration of less than five years, which reflects the semi-annual cash flows resulting from coupon payments. Duration also generally defines the effect of interest rate changes on bond prices. Generally, if interest rates increase by one percent, the value of a security having an effective duration of five years would decrease in value by five percent.

     The Fund's investment objectives and policies described above may be changed by RBB's Board of Directors without the approval of the Fund's shareholders.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:

         1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

     If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

PORTFOLIO TURNOVER

     The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will be approximately 100%. High portfolio turnover (100% or more) will generally result in higher transaction costs to a portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

RISK FACTORS
--------------------------------------------------------------------------------

INTEREST RATE RISK

     Generally, the market value of fixed income securities is subject to interest rate fluctuation and can be expected to vary inversely to changes in the prevailing interest rates. Thus, the value of portfolio investments held by the Fund is likely to decline if prevailing interest rates rise, and vice versa.

LOWER RATED SECURITIES

     Investors should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities rated below investment-grade by S&P or Moody's, or which are similarly rated by another Rating Organization or are unrated but deemed by the Adviser to be comparable to instruments so rated.

     The Fund's investments in obligations rated below the four highest ratings of S&P and Moody's have different risks than investments in securities that are rated "investment-grade." Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates than are investment-grade issuers. As a result, the market price of such securities, and the net asset value of the Fund's Shares, may be particularly volatile.

     Additional risks associated with  lower-rated  fixed income  securities are
(a) the relatively low trading market liquidity for the securities and (b) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated security held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Finally, the Fund's trading in fixed income securities entails risks that capital losses rather than gains will result. As a result, investment in the Fund should not be considered a complete investment program.

     The Adviser will continually evaluate lower-rated securities and the ability of their issuers to pay interest and principal. The Fund's ability to achieve its investment objectives may be more dependent on the Adviser's credit analysis than might be the case for a fund that invested in higher rated securities. See the "Appendix" in the Statement of Additional Information for a general description of securities ratings.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     Mortgage-backed securities, like other fixed income instruments, may be subject to risks, including price fluctuations due to interest rate changes. The returns on mortgage-backed securities may also be negatively affected by changes in principal pre-payment rates due to interest rate volatility.

     Mortgage-related securities acquired by the Fund may include collateralized mortgage obligations ("CMOs"), a type of derivative, issued by the Federal
National Mortgage Association, the Federal Home Loan Mortgage Corporation, Government National Mortgage Association or other U.S. Government agencies or instrumentalities, as well as by private issuers. CMOs may involve additional risks other than those found in other types of mortgage-related obligations in that they may exhibit more price volatility and interest rate risk than such obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices based on current market conditions, which are unacceptable to a fund based on the fund's analysis of the market value of the security. See "Investment Objectives and Policies" in the Statement of Additional Information.

     Asset-backed securities are also subject to declines in market value during periods of rising interest rates. Due to the possibility of prepayment of the underlying obligations, asset-backed securities have less potential for capital appreciation than other debt securities of comparable maturities during periods of declining interest rates. As a result, asset-backed securities may be less effective than other fixed income securities as a means of locking in attractive interest rates for the long term.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's Custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. The Fund may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

FOREIGN SECURITIES RISK

     The Fund may invest in foreign securities, as described above. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See "Investment Objectives and Policies -- Foreign Securities" in the Statement of Additional Information.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price.

     Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

     Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. There is a risk of loss to the Fund if the other party does not complete the transaction.

EUROPEAN CURRENCY UNIFICATION

     Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

     The Fund may purchase securities on a when-issued basis or enter into forward commitment transactions. When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash, U.S. Government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. As a result, the Fund's liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

YEAR 2000
--------------------------------------------------------------------------------
     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

ASSET ALLOCATION

     From time to time, the Fund may experience relatively large purchases or redemptions due to asset allocation decisions made by the Adviser for clients receiving Asset Allocation account management services involving investments in the Fund. These transactions may have a material effect on the Fund, since redemptions caused by reallocations may result in the Fund selling portfolio securities, and purchases caused by reallocations may result in the Fund receiving additional cash that it will have to invest. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Fund may be required to sell securities at times when it would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. These transactions could also have tax consequences if the sale of securities results in gains and could also increase transaction costs. The Advisor is committed to minimizing the impact or such transactions on the Fund to the extent it is consistent with pursuing the investment objectives of clients for which the Advisor provides Asset Allocation account management services involving investments in the Fund and monitors the impact of asset allocation decisions on the Fund.

GENERAL

     The Fund's use of certain investment techniques, including derivatives, options and futures transactions, will subject the Fund to greater risk than Funds that do not employ such techniques.

     Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER

     Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998 in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.

     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid an advisory fee computed at an annual rate of 0.40% of the Fund's average daily net assets, which is calculated daily and paid monthly. The Adviser has notified RBB, however, that it intends to limit total Fund operating expenses to 0.85% during the Fund's current fiscal year.

PORTFOLIO MANAGEMENT

     The day-to-day portfolio management of the Fund is the responsibility of William R. Leach who is a senior portfolio manager of the Adviser and Chairman of the Fixed Income Strategy Committee. Prior to joining the Adviser in April 1995, Mr. Leach was employed by The Boston Company Asset Management, Inc. ("The Boston Company") from 1988 through April 1995 where he was a senior portfolio manager and Director of the Fixed Income Strategy Committee. Mr. Leach has over 16 years of investment experience and is a Chartered Financial Analyst ("CFA"). Mr. Leach will be assisted by Glenn S. Davis, Joseph F. Feeney, Jr. and Michael
A. Mullaney. Mr. Davis is a Fixed Income Portfolio Manager with the Adviser and is also a CFA. Prior to joining the Adviser in April 1995, he was Vice President and Portfolio Manager at The Boston Company, specializing in short and intermediate term corporate bonds. Prior to that position, he was responsible for the Short-term Fixed Income Group at State Street Global Advisors. He has a total of 17 years of investment experience. Mr. Feeney is a Fixed Income Portfolio Manager with the Adviser and also a CFA. Prior to joining the Adviser in April 1995, he was Assistant Vice President and Mortgage-backed Securities Portfolio Manager for Putnam Investments. Mr. Mullaney is a Fixed Income Portfolio Manager who joined the Adviser in June 1997. From 1984 to 1997, he was employed at Putnam Investments, most recently as Managing Director and Senior Investment Strategist, specializing in portfolio strategy and management. His prior experience included a position as a senior Consultant from 1981 to 1983 with Chase Econometrics/Interactive Data Corporation, where he focused on quantitative methodologies in fixed income and equity management. He has over 16 years of investment experience.

ADMINISTRATOR

     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. PFPC's principal offices are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. For its services, PFPC receives a fee calculated at an annual rate of
 .125% of the Fund's average daily net assets with a minimum annual fee of $75,000 payable monthly on a pro rata basis.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     Provident Distributors, Inc. ("PDI"), whose principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

EXPENSES

     The expenses of the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to: fees paid to the Adviser and PFPC; distribution fees; fees and expenses of officers and directors who are not affiliated with any of RBB's investment advisers, sub-advisers or the Distributor; taxes; interest; legal fees; custodian fees; auditing fees; brokerage fees and commissions; certain of the fees and expenses of registering and qualifying the Fund and the Shares for distribution under federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing them annually to existing shareholders that are not attributable to a particular class of shares of RBB; the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of RBB; fidelity bond and directors and officers liability insurance premiums; the expense of using independent pricing services; and other expenses that are not expressly assumed by the Adviser under its investment advisory agreement with respect to the Fund. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. Distribution expenses, transfer agency expenses, expenses of preparation, printing and distributing prospectuses, statements of additional information,

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     BOSTON PARTNERS BOND FUND            bp
        (INVESTOR CLASS)                  BOSTON PARTNERS ASSET MANAGEMENT, L.P.

ACCOUNT APPLICATION
PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073

1              (Please check the appropriate box(es) below.)
Account
Registration:  / /  Individual           / /  Joint Tenant           / /  Other

               _________________________________________________________________
               NAME          SOCIAL SECURITY NUMBER OR TAX ID# OF PRIMARY OWNER

               _________________________________________________________________
               NAME OF JOINT OWNER        JOINT OWNER SOCIAL SECURITY NUMBER OR
                                          TAX ID#

               For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

GIFT TO MINOR: / /  Uniform Gifts/Transfer to Minor's Act

               _________________________________________________________________
               NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

               _________________________________________________________________
               NAME OF MINOR (ONLY ONE PERMITTED)

               _________________________________________________________________
               MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

CORPORATION,
PARTNERSHIP,
TRUST OR
OTHER ENTITY:  _________________________________________________________________
               NAME OF CORPORATION, PARTNERSHIP,           NAME(S) OF TRUSTEE(S)
               OR OTHER

               _________________________________________________________________
               TAXPAYER IDENTIFICATION NUMBER

               _________________________________________________________________
2              STREET OR P.O. BOX AND/OR APARTMENT NUMBER
Mailing
Address:       _________________________________________________________________
               CITY                          STATE                     ZIP CODE

               _________________________________________________________________
               DAY PHONE NUMBER              EVENING PHONE NUMBER

3              Minimum initial investment     Amount of investment $____________
Investment     of $2,500.
Information:

               Make the check payable to Boston Partners Bond Fund.

               Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

               NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

DISTRIBUTION
OPTIONS:

               DIVIDENDS:   Pay by check / /    Reinvest / /
               CAPITAL GAINS:  Pay by check / /     Reinvest / /


               To select this portion please fill out the information below:

               Amount_______________         Startup Month__________________

SYSTEMATIC
WITHDRAWAL     Frequency Options:  Annually / /     Monthly / /    Quarterly / /
PLAN:

               - A minimum account value of $10,000 in a single account is required to establish a Systematic Withdrawal Plan.

               -    Payments will be made on or near the 25th of the month.

               Please check one of the following options:

                    _____ Please mail checks to Address of Record (Named in Section 2)
                    _____ Please electronically credit my Bank of Record (Named in Section 5)

4               To use this option, you must initial the appropriate line below.
Telephone
Redemption     I authorize the Transfer Agent to accept instructions from any
or Exchange:   persons to redeem or exchange shares in my account(s) by
               telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.

                ______________________  _________________ Redeem shares, and
                  individual initial      joint initial   send the proceeds to
                                                          the address of record.


                ______________________  _________________ Exchange shares for
                 individual initial       joint initial   shares of The Boston
                                                          Partners Large Cap
                                                          Value Fund, Mid Cap
                                                          Value Fund, Micro Cap
                                                          Value Fund or Market
                                                          Neutral Fund.


5              The Automatic Investment Plan which is available to shareholders
Automatic      of the Fund, makes possible regularly scheduled purchases of Fund
Investment     shares to allow dollar-cost averaging. The Fund's Transfer Agent
Plan:          can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

               Please debit $________ from my checking account (named below) on or about the 20th of the month. PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.

               / /  Monthly     / /  Every Alternate Month     / /  Quarterly
               / /  Other

BANK OF        _________________________________________________________________
RECORD:        BANK NAME                         STREET ADDRESS OR P.O. BOX

               _________________________________________________________________
               CITY                   STATE                        ZIP CODE

               _________________________________________________________________
               BANK ABA NUMBER                          BANK ACCOUNT NUMBER


6              The undersigned warrants that I (we) have full authority and, if
Signatures:    a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.

               Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

               Under penalties of perjury, I certify that:

               (1) The number shown on this form is my correct identification number (or I am waiting for a number to be issued to me), and

               (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all Interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

               NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AUDIT BACKUP WITHHOLDING.

              _________________________________________________________________
               SIGNATURE OF APPLICANT                              DATE

               _________________________________________________________________
               PRINT NAME                                 TITLE (IF APPLICABLE)

               _________________________________________________________________
               SIGNATURE OF JOINT OWNER                            DATE

               _________________________________________________________________
               PRINT NAME                                 TITLE (IF APPLICABLE)


               (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

               For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

               MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:

                            THE BOSTON PARTNERS BOND FUND
                            C/O PFPC INC.
                            P.O. BOX 8852
                            WILMINGTON, DE  19899-8852

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
proxy statements and reports to shareholders, and registration fees, identified as belonging to a particular class, are allocated to such class.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------
     The Board of Directors of RBB approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Fund. The actual amount of such compensation under the Plan is agreed upon by RBB's Board of Directors and by the Distributor in the Distribution Agreement. The Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee.

     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of Investor Shares of the Fund, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Shares of the Fund, all as set forth in the Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares -- Purchases Through Intermediaries."

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Fund the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

PURCHASES THROUGH INTERMEDIARIES

     Shares of the Fund may be available through various brokerage firms, financial institutions and programs sponsored by other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. Service Organizations that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.

     For administration, subaccounting, transfer agency and/or other services, the Adviser or the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares consisting of securities dealers who have sold Fund Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund Shares.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

     Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Bond Fund" c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Bond Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Bond Fund with a check issued by a third party and endorsed over to the fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $2,500 and subsequent investments must be at least $100. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     The price paid for Shares purchased initially or acquired through the exercise of an exchange privilege is based on the net asset value next computed after a purchase order is received in good order by the Fund or its agents. Orders received by the Fund or its agents after the close of regular trading on the New York Stock Exchange, Inc. (currently 4:00 p.m., Eastern time) are priced at the net asset value next determined on the following business day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

     A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

     B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank:

                  PNC Bank, N.A.
                  Philadelphia, PA 19103
                  ABA NUMBER: 0310-0005-3
                  CREDITING ACCOUNT NUMBER: 86-1108-2507
                  FROM: (name of investor)
                  ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: Boston Partners Bond Fund
                  AMOUNT: (amount to be invested)

     C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.

     For subsequent investments, an investor should follow steps A and B above.

AUTOMATIC INVESTING

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the Automatic Investment Plan should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

RETIREMENT PLANS

     Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as Custodian. For further information as to applications and annual fees, contact PFPC at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Bond Fund c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

SYSTEMATIC WITHDRAWAL PLAN

     If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to PFPC at P.O. Box

8852, Wilmington, Delaware 19899-8852. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.

INVOLUNTARY REDEMPTION

     RBB reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

     In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by law. If the Shares to be redeemed have been recently purchased by check, PFPC may delay mailing a redemption check, for up to 15 days, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that it is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

EXCHANGE PRIVILEGE

     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Investor Shares of any other Boston Partners Fund of RBB, subject to the restrictions described under "Exchange Privilege Limitations" below. Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Investor Shares of the Boston Partners Fund into which he would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the acquired Fund, the dollar value of Investor Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

EXCHANGE PRIVILEGE LIMITATIONS

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Fund has established a policy of limiting excessive exchange activity.

     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.

TELEPHONE TRANSACTIONS

     In order to request an exchange or redemption by telephone, a shareholder must have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. These forms are available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following
RBB's  telephone  transaction   procedures  described  below  or  for  following
instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

NET ASSET VALUE
--------------------------------------------------------------------------------
     The net asset value for each class of the Fund is calculated by adding the value of the proportionate interest of each class in the Fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing by the total number of outstanding shares of the class. The net asset value is calculated as of the close of regular trading on the NYSE on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of the Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares immediately prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------
     The Fund offers one other class of shares, Institutional Shares, which is offered directly to institutional investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of Institutional Shares separately from Investor Shares. Because of different fees paid by the Investor Shares, the total return on such shares can be expected, at any time, to be different than the total return on Institutional Shares. Information concerning the other class may be obtained by calling the Fund at (888) 261-4073.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BOSTON PARTNERS BOND FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE BOSTON PARTNERS BOND FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional
Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund's transfer agent, PFPC Inc., at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

SHARE CERTIFICATES

     In  the  interest  of  economy  and  convenience,   physical   certificates
representing shares in the Fund are not normally issued.

HISTORICAL PERFORMANCE INFORMATION
     For the period from commencement of operations (December 30, 1998) through August 31, 1998, the total return since inception (not annualized) for the Investor Class of Shares of the Fund was as follows:

     Unannualized investment returns for the period ended August 31, 1998

                                                                      Since
                                                                    Inception
                                                                    ---------
     Boston Partners Bond Fund
       (Investor Shares) ......................................       4.63%

     The total return assumes reinvestment of all dividends and capital gains and reflects expense reimbursements and investment advisory fee waivers in effect. Without these expense reimbursements waivers, the Fund's performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

     The table below presents the Composite performance history of certain of the Adviser's managed accounts on an annualized basis since inception and for the year ended September 30, 1998. The Composite is comprised of all of the Adviser's institutional accounts and other privately managed accounts with investment objectives, policies and strategies substantially similar to those of the Fund, although the accounts have operating histories, whereas the Fund had not commenced operations until December 30, 1997. The Composite performance information includes the reinvestment of interest received by the underlying securities, realized and unrealized gains and losses, and reflects the payment of investment advisory fees and transaction expenses. The Composite performance does not include custody fees or administrative fees that may be charged by banks, fiduciaries, or other third parties in connection with these institutional and privately managed accounts. The privately managed accounts in the Composite are only available to the Adviser's institutional advisory clients. The past performance of the accounts which comprise the Composite is not indicative of the future performance of the Fund. These accounts have lower investment advisory fees than the Fund and the Composite performance figures would have been lower if subject to the higher fees and expenses to be incurred by the Fund. These private accounts are also not subject to the same investment limitations, diversification requirements and other restrictions which are imposed upon mutual funds under the 1940 Act and the Internal Revenue Code, which, if imposed, may have adversely affected the performance results of the Composite. Listed below the performance history for the Composite is a comparative index comprised of securities similar to those in which accounts contained in the Composite are invested.

     Average  annualized  investment  returns for the period ended September 30,
1998

                                                           ONE          SINCE
                                                           YEAR        INCEPTION
                                                          ------       ---------
         Composite Performance. ........................   8.70%         9.20%
         Lehman Brothers Aggregate Bond Index ..........  11.50%         8.60%

     The Lehman Brothers Aggregate Bond Index is a broad market-weighted index, which encompasses three major classes of investment-grade, fixed-income securities with maturities greater than one year, including U.S. Treasury securities, corporate bonds and mortgage-backed securities.

* The Adviser commenced managing these accounts on June 1, 1995

FUTURE PERFORMANCE INFORMATION

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Lehman Brothers Aggregate Bond Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

NO  PERSON  HAS  BEEN   AUTHORIZED   TO  GIVE  ANY   INFORMATION   OR  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                               -------------------
                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
EXPENSE TABLE ...........................................................     2
FINANCIAL HIGHLIGHTS ....................................................     2
INTRODUCTION ............................................................     3
INVESTMENT OBJECTIVES AND POLICIES ......................................     4
INVESTMENT LIMITATIONS ..................................................     5
RISK FACTORS ............................................................     6
YEAR 2000 ...............................................................     8
MANAGEMENT ..............................................................     9
DISTRIBUTION OF SHARES ..................................................    11
HOW TO PURCHASE SHARES ..................................................    12
HOW TO REDEEM AND EXCHANGE SHARES .......................................    13
NET ASSET VALUE .........................................................    15
DIVIDENDS AND DISTRIBUTIONS .............................................    16
TAXES ...................................................................    16
MULTI-CLASS STRUCTURE ...................................................    17
DESCRIPTION OF SHARES ...................................................    17
OTHER INFORMATION .......................................................    18

INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

[LOGO GRAPHIC OMITTED]

        PROSPECTUS
     DECEMBER 29, 1998

                                 BOSTON PARTNERS
                                    MICRO CAP
                                   VALUE FUND

                             (INSTITUTIONAL SHARES)


bp
BOSTON PARTNERS ASSET MANAGEMENT, L.P.
[LOGO OMITTED]

                      BOSTON PARTNERS MICRO CAP VALUE FUND
                              (INSTITUTIONAL CLASS)
                                       OF
                               THE RBB FUND, INC.

     Boston Partners Micro Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Institutional Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with market capitalizations that do not exceed $500 million when purchased by the Fund, and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that it believes possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of
Additional  Information,  dated  December  29,  1998,  has been  filed  with the
Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


PROSPECTUS                                                     December 29, 1998

EXPENSE TABLE
--------------------------------------------------------------------------------

     The following table illustrates the shareholder transaction and annual operating expenses incurred by Institutional Shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

SHAREHOLDER TRANSACTION EXPENSES

     Maximum Sales Charge Imposed on Purchases ........................... None

     Maximum Sales Charge Imposed on Reinvested Dividends ................ None

     Maximum Deferred Sales Charge ....................................... None

     Redemption Fee(1) ...................................................1.00%

     Exchange Fee ........................................................ None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     Management Fees (after waivers)(2) ..................................0.00%

     12b-1 Fees ..........................................................0.00%

     Other Expenses (after expense reimbursements)(2) ....................1.55%
                                                                          -----

   Total Fund Operating Expenses (after waivers and expense
            reimbursements)(2) ...........................................1.55%
                                                                          =====

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) In the absence of fee waivers and expense reimbursements, Management Fees would be 1.25%, Other Expenses would be 16.44%, and Total Fund Operating Expenses would be 17.69%. Management Fees are based on average daily net assets and are calculated daily and paid monthly.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period (including the 1.00% transaction fee on redemptions made within a year of purchase):
                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                              ------  -------  -------  --------
     Boston Partners Micro Cap Value Fund .... $16      $49      $84      $185

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" below.) The Fee Table reflects expense reimbursements and voluntary waivers of Management Fees for the Fund, which are expected to be in effect during the current fiscal year. However, the Adviser, and the Fund's other service providers are under no obligation with respect to such expense reimbursements and waivers and there can be no assurance that any future expense reimbursements and waivers of Management Fees will not vary from the figures reflected in the Fee Table.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The "Financial Highlights" presented below set forth certain investment results for shares of the Institutional Class of the Fund for the period July 1, 1998 (date of inception) through August 31, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Institutional Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                      BOSTON PARTNERS MICRO CAP VALUE FUND

         (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                  FOR THE PERIOD
                                                                                                   JULY 1, 1998*
                                                                                                THROUGH AUGUST 31,
                                                                                                       1998
                                                                                                ------------------
Per Share Operating Performance**
Net asset value, beginning of period ..........................................................       $10.00
                                                                                                      ------
Net investment income/(loss) (1) ..............................................................        (0.01)
Net realized and unrealized gain on investments(2) ............................................        (2.37)
                                                                                                      ------
Net increase/(decrease) in net assets resulting from operations ...............................        (2.38)
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .........................................................................           --
Net realized capital gains ....................................................................           --
                                                                                                      ------
Net asset value, end of period ................................................................       $ 7.62
Total investment return(3)(5) .................................................................       (23.80)%
                                                                                                      ======
Ratios/Supplemental Data
Net assets, end of period (000) ...............................................................       $1,120
Ratio of expenses to average net assets***(1)(4) ..............................................         1.55%
Ratio of net investment income/(loss) to average net assets***(1) .............................       (0.34)%
Portfolio turnover rate**** ...................................................................        11.97%

    *  Commencement of operations.
   ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
  ***  Annualized.
 ****  Not annualized.
   (1) Reflects waivers and reimbursements.
   (2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
   (3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
   (4) Without the waiver of advisory, administrative services, administration and transfer agent fees and without the reimbursement of certain
       operating  expenses,   the  ratio  of  expenses  to  average  net  assets
       annualized for the period ended August 31, 1998 would have been 17.69% for the Institutional Class.
   (5) Redemption fee of 1.00% is not reflected in total return calculation.


INTRODUCTION
--------------------------------------------------------------------------------

     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Micro Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     The Fund's investment objective is to provide long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities of issuers with market capitalizations that do not exceed $500 million when purchased by the Fund, and identified by the Adviser as equity securities that it believes possess value characteristics.

     The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 35% (under normal conditions) at the time of purchase, in companies with considerably larger market capitalizations.

     The Fund presents greater risks than funds that invest in equity securities of larger companies for the following reasons: Companies in which the Fund primarily invests will include those that have limited product lines, markets, or financial resources, or are dependent upon a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership, and are followed by relatively few securities analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions, the fewer market makers and the wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Composite Stock Price Index.

     The securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

     The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     The Adviser selects securities for the Fund based on a fundamental analysis of industries and companies, earning power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.

     The Fund may invest up to 25% of its total assets in securities of foreign issuers, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. ADRs and EDRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs and EDRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR and EDR prices are denominated in U.S. dollars, even though the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such instruments involve risks similar to those of investing directly in foreign securities. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.

     The Fund may invest the remainder of its total assets in derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. Government or government agencies.

     In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser would determine when market conditions warrant temporary defensive measures.

     The Fund's investment objective and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:

         1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

     If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

     The Fund presently has no intention to participate as a purchaser in any initial public offering of securities that may trade at a premium in the secondary market when such a secondary market exists, although it reserves the ability to participate in such offerings in the future.

PORTFOLIO TURNOVER

     The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will not exceed 150% during the current fiscal year. Such a relatively high portfolio turnover will be accompanied by relatively high transactional (i.e., brokerage) costs. It may also result in increased capital gains realized by the Fund and distributed to shareholders.

RISK FACTORS
--------------------------------------------------------------------------------

     As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing an interest in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. As of the date of this Prospectus, U.S. stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue. Other risk factors are discussed above under "Investment Objectives and Policies" and in the Statement of Additional Information under "Investment Objectives and Policies."

     European Currency Unification. Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

YEAR 2000
--------------------------------------------------------------------------------

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

GENERAL

     Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER

     Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998, in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.

     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid a monthly advisory fee computed at an annual rate of 1.25% of the Fund's average daily net assets. The Adviser has notified RBB, however, that it intends to limit total Fund operating expenses during the current fiscal year.

PORTFOLIO MANAGEMENT

     The day-to-day portfolio management of the Fund is the responsibility of David M. Dabora and Wayne J. Archambo who are portfolio managers of the Adviser. Prior to taking on day to day responsibilities for the Micro Cap Value Fund, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of the Adviser, an all-cap value institutional product. Before joining the Adviser in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 11 years of investment experience and is a Chartered Financial Analyst. Mr. Archambo oversees the investment activities of the Adviser's $1.5 billion mid-capitalization value equity product as well as the $120 million Mid Cap Value Fund and small-cap assets worth $1.0 billion. Prior to joining the Adviser in April 1995, Mr. Archambo had been employed by The Boston Company Asset Management, Inc. since 1989 as a senior portfolio manager and a member of that firm's Equity Policy Committee. Mr. Archambo has over 16 years of investment experience and is a Chartered Financial Analyst.

ADMINISTRATOR

     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC receives a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis.

ADMINISTRATIVE SERVICES AGENT

     Provident Distributors, Inc. ("PDI") provides certain administrative services to the Fund's Institutional Shares not otherwise provided by PFPC. PDI's principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428. PDI furnishes certain internal quasi-legal, executive and administrative services to the Fund, acts as a liaison between the Fund and its various service providers and coordinates and assists in the preparation of reports prepared on behalf of the Fund. For its services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of the respective average daily net assets of the Fund's Institutional Class. PDI is currently waiving fees in excess of .03% of the average daily net assets of the Fund's Institutional Class.

DISTRIBUTOR

     PDI acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholders servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

EXPENSES

     The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Institutional Class of the Fund pays its own distribution fees, if any, and may pay a different share of other expenses than other classes (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Institutional Class or if it receives different services.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

     Shares representing interests in the Fund are offered continuously for sale by the Distributor. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Micro Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Micro Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Micro Cap Value Fund with a check issued by a third party and endorsed over to the Fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $100,000 and subsequent investments must be at least $5,000. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundation or other related groups may be aggregated. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order. As of the date of this Prospectus, the Fund intends to suspend the offering of Shares upon the Fund's attaining $300 million in total assets.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     The price paid for Shares purchased initially or acquired through the exercise of any exchange privilege is based on the net asset value next computed after a purchase order is received by the Fund or its agents prior to the close of the NYSE on such day (generally 4:00 p.m. Eastern Time). Orders received by the Fund or its agents after the close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser, and by their spouses and children, either directly or through their individual retirement accounts, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitations.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 BOSTON PARTNERS MICRO CAP VALUE FUND          bp
          (INSTITUTIONAL CLASS)                BOSTON PARTNERS ASSET MANAGEMENT, L.P.

ACCOUNT APPLICATION
PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073.

+--------------+           (Please check the appropriate box(es) below.)
| 1            |           |_|  Individual     |_|  Joint Tenant     |_|  Other
| Account      |
| Registration:|           ______________________________________________________________________________________________
+--------------+           Name                                       SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

                           ______________________________________________________________________________________________
                           NAME OF JOINT OWNER                        JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #

                           For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.


GIFT TO MINOR:             |_|  UNIFORM GIFTS/TRANSFER TO MINOR'S ACT

                           ______________________________________________________________________________________________
                           NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                           ______________________________________________________________________________________________
                           NAME OF MINOR (ONLY ONE PERMITTED)

                           ______________________________________________________________________________________________
                           MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH


CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
                           ______________________________________________________________________________________________
                           NAME OF CORPORATION, PARTNERSHIP, OR OTHER                 NAME(S) OF TRUSTEE(S)

                           ______________________________________________________________________________________________
                           TAXPAYER IDENTIFICATION NUMBER

+--------------+           ______________________________________________________________________________________________
| 2            |           STREET OR P.O. BOX AND/OR APARTMENT NUMBER
| Mailing      |
| Address:     |           ______________________________________________________________________________________________
+--------------+           CITY                                    STATE                       ZIP CODE

                           ______________________________________________________________________________________________
                           DAY PHONE NUMBER                                               EVENING PHONE NUMBER


+--------------+           Minimum initial investment of $100,000.     Amount of investment $____________
| 3            |
| Investment   |           Make the check payable to Boston Partners Micro Cap Value Fund.
| Information: |
+--------------+           Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.


DISTRIBUTION               NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected
OPTIONS:                   below, both dividends and capital gains will be reinvested in additional Fund shares.

                           DIVIDENDS:  Pay by check |_|   Reinvest |_|   CAPITAL GAINS:  Pay by check |_|   Reinvest |_|


+--------------+           To use this option, you must initial the appropriate line below.
| 4            |           I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange
| Telephone    |           shares in my account(s) by telephone in accordance with the procedures and conditions set
| Redemption:  |           forth in the Fund's current prospectus.
+--------------+


                           _____________________      _______________    Redeem shares, and send the proceeds
                           individual initial         joint initial      to the address of record.


                           _____________________      _______________    Exchange shares for shares of The Boston
                           individual initial         joint initial      Partners Large Cap Value Fund, Mid Cap
                                                                         Value Fund, Bond Fund or Market Neutral Fund.

+--------------+           The Automatic Investment Plan which is available to shareholders of the Fund,
| 5            |           makes possible regularly scheduled purchases of Fund shares to allow
| Automatic    |           dollar-cost averaging. The Fund's Transfer Agent can arrange for an amount
| Investment   |           of money selected by you to be deducted from your checking account and used
| Plan:        |           to purchase shares of the Fund.
+--------------+
                           Please debit $________ from my checking account (named below) on or about the
                           20th of the month. PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.

                           |_| Monthly   |_| Every Alternate Month   |_| Quarterly   |_| Other

                           ______________________________________________________________________________________________
BANK OF RECORD:            BANK NAME                                            STREET ADDRESS OR P.O. BOX

                           ______________________________________________________________________________________________
                           CITY                       STATE                                       ZIP CODE

                           ______________________________________________________________________________________________
                           BANK ABA NUMBER                                             BANK ACCOUNT NUMBER


+--------------+           The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am
| 6            |           (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have
|              |           received a current prospectus for the Fund in which I (we) am (are) investing.
| Signatures:  |
+--------------+           Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following  certification:

                           Under penalties of perjury, I certify that:

                           (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and

                           (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31%
                           backup withholding as a result of a failure to report all interest or dividends, or (c) the
                           IRS has notified me that I am no longer subject to backup withholding.

                           NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
                           CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND
                           DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO
                           ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AUDIT BACKUP
                           WITHHOLDING.

                           ______________________________________________________________________________________________
                           SIGNATURE OF APPLICANT                                       DATE

                           ______________________________________________________________________________________________
                           PRINT NAME                                           TITLE (IF APPLICABLE)

                           ______________________________________________________________________________________________
                           SIGNATURE OF JOINT OWNER                                     DATE

                           ______________________________________________________________________________________________
                           PRINT NAME                                           TITLE (IF APPLICABLE)


                           (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

                           For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

                           MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:   THE BOSTON PARTNERS MICRO CAP VALUE FUND
                                                                              C/O PFPC INC.
                                                                              P.O. BOX 8852
                                                                              WILMINGTON, DE 19899-8852

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     An investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

         A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

         B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank:

                  PNC Bank, N.A. Philadelphia, PA 19103
                  ABA NUMBER: 0310-0005-3
                  CREDITING ACCOUNT NUMBER: 86-1108-2507
                  FROM: (name of investor)
                  ACCOUNT NUMBER: (Investor's account number with the Fund) FOR PURCHASE OF: (name of the Fund)
                  AMOUNT: (amount to be invested)

         C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.

     For subsequent investments, an investor should follow steps A and B above.

AUTOMATIC INVESTING

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic investing program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Micro Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption, unless the Shareholder has held his or her Shares for less than one year, upon which a fee equal to 1% of the net asset value of the Shares redeemed at the time of redemption will be imposed.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

TRANSACTION FEE IMPOSED ON CERTAIN REDEMPTIONS

     The Fund requires the payment of a transaction fee on redemptions of Shares of the Fund held for less than one year equal to 1.00% of the net asset value of such Shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, not to the adviser, distributor or transfer agent. It is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.00% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions.

INVOLUNTARY REDEMPTION

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

     With the exception of redemptions to which the 1.00% transaction fee applies, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. For redemptions to which the additional transaction fee applies, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents, less an amount equal to 1.00% of the net asset value of such Shares redeemed that the shareholder has held for less than one year. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days from the purchase date, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that a portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

EXCHANGE PRIVILEGE

     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Institutional Shares of any other Boston Partners Fund of RBB, subject to the restrictions described under "Exchange Privilege Limitations." Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Institutional Shares of the Boston Partners Fund into which he would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the acquired Fund, the dollar value of Institutional Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

EXCHANGE PRIVILEGE LIMITATIONS

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.

TELEPHONE TRANSACTIONS

     In order to request a telephone exchange or redemption, a shareholder must have completed and returned an account application containing a telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset values for each class of a fund are calculated by adding the value of the proportionate interest of the class in a fund's cash, securities and other assets, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class are calculated independently of each other class. The net asset values are calculated as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income annually and will pay them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.

MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

     The Fund offers one other class of shares, Investor Shares, which is offered directly to individual investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Investor Shares separately from Institutional Shares. Because of different expenses paid by the Institutional Shares, the total return on such shares can be expected, at any time, to be different than the total return on Investor Shares. Information concerning other classes may be obtained by calling the Fund at (800) 261-4073.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO BOSTON PARTNERS MICRO CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS MICRO CAP VALUE FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional
Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC Inc., the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

SHARE CERTIFICATES

     In  the  interest  of  economy  and  convenience,   physical   certificates
representing Shares in the Fund are not normally issued.

FUTURE PERFORMANCE INFORMATION

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company
Service, or with the performance of the Russell 2000 Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NO  PERSON  HAS  BEEN   AUTHORIZED   TO  GIVE  ANY   INFORMATION   OR  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                        ---------------------------------
                                TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----
EXPENSE TABLE ..........................................................     2
FINANCIAL HIGHLIGHTS ...................................................     3
INTRODUCTION ...........................................................     5
INVESTMENT OBJECTIVES AND POLICIES .....................................     5
INVESTMENT LIMITATIONS .................................................     7
RISK FACTORS ...........................................................     7
YEAR 2000 ..............................................................     8
MANAGEMENT .............................................................     8
HOW TO PURCHASE SHARES .................................................    10
HOW TO REDEEM AND EXCHANGE SHARES. .....................................    11
NET ASSET VALUE. .......................................................    14
DIVIDENDS AND DISTRIBUTIONS. ...........................................    14
TAXES. .................................................................    14
MULTI-CLASS STRUCTURE. .................................................    15
DESCRIPTION OF SHARES. .................................................    15
OTHER INFORMATION. .....................................................    16

INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

TRANSFER AGENT AND ADMINISTRATOR
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


[LOGO OMITTED]

PROSPECTUS
DECEMBER 29, 1998
                                 BOSTON PARTNERS
                                    MICRO CAP
                                   VALUE FUND
                                (INVESTOR SHARES)


bp
BOSTON PARTNERS ASSET MANAGEMENT, L.P.
[LOGO GRAPHIC OMITTED]

                      BOSTON PARTNERS MICRO CAP VALUE FUND
                                (INVESTOR SHARES)
                                       OF
                               THE RBB FUND, INC.

     Boston Partners Micro Cap Value Fund (the "Fund") is an investment portfolio of The RBB Fund, Inc. ("RBB"), an open-end management investment company. The shares of the Investor Class ("Shares") offered by this Prospectus represent interests in the Fund. The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. It seeks to achieve its objectives by investing at least 65% of its total assets in a diversified portfolio consisting of equity securities of issuers with market capitalizations that do not exceed $500 million when purchased by the Fund, and identified by Boston Partners Asset Management, L.P. (the "Adviser") as equity securities that it believes possess value characteristics. The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of
Additional  Information,  dated  December  29,  1998,  has been  filed  with the
Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained free of charge from the Fund by calling (888) 261-4073. The Prospectus and the Statement of Additional Information are available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION, PFPC TRUST COMPANY OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 29, 1998

EXPENSE TABLE
--------------------------------------------------------------------------------
     The following table illustrates the shareholder transaction and annual operating expenses incurred by Investor Shares of the Fund (after fee waivers and expense reimbursements) for the fiscal period ended August 31, 1998, as a percentage of average daily net assets. An example based on the summary is also shown.

SHAREHOLDER TRANSACTION EXPENSES

     Maximum Sales Charge Imposed on Purchases ........................    None

     Maximum Sales Charge Imposed on Reinvested Dividends .............    None

     Maximum Deferred Sales Charge ....................................    None

     Redemption Fee(1) ................................................    1.00%

     Exchange Fee .....................................................    None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     Management Fees (after waivers)2. ................................    0.00%

     12b-1 Fees (after waivers)2 ......................................     .25%

     Other Expenses (after expense reimbursements)(2). ................    1.55%
                                                                           ----
   Total Fund Operating Expenses (after waivers and expense
     reimbursements)(2) ...............................................    1.80%
                                                                           ====

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) In the absence of fee waivers and expense reimbursements, Management Fees would be 1.25%, Other Expenses would be 16.44%, 12b-1 Fees would be 0.25% and Total Fund Operating Expenses would be 17.94%. Management Fees and 12b-1 Fees are each based on average daily net assets and are calculated daily and paid monthly.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period (including the 1.00% transaction fee on redemptions made within a year of purchase):
                                                  ONE   THREE  FIVE       TEN
                                                 YEAR   YEARS  YEARS     YEARS
                                                 ----   -----  -----     -----
     Boston Partners Micro Cap Value Fund .....  $18     $57    $97      $212

     The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" and "Distribution of Shares" below.) The Fee Table reflects expense reimbursements and voluntary waivers of Management Fees and 12b-1 fees for the Fund, which are expected to be in effect during the current fiscal year. However, the Adviser, the Distributor and the Fund's other service providers are under no obligation with respect to such expense reimbursements and waivers and there can be no assurance that any future expense reimbursements and waivers of Management Fees or 12b-1 Fees will not vary from the figures reflected in the Fee Table.

     The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The "Financial Highlights" presented below set forth certain investment results for shares of the Investor Class of the Fund for the period July 1, 1998 (date of inception) through August 31, 1998. The financial data included in this table should be read in conjunction with the financial statements and notes thereto and the unqualified report of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), RBB's independent accountant, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Investor Class of the Fund is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.

                       BOSTON PARTNERS MICROCAP VALUE FUND
           (FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                FOR THE PERIOD
                                                                 JULY 1, 1998*
                                                              THROUGH AUGUST 31,
                                                                     1998
                                                              ------------------
                                                                INVESTOR CLASS
                                                              ------------------
Per Share Operating Performance**
Net asset value, beginning of period ........................        $ 10.00
                                                                     -------
Net investment income/(loss) (1) ............................          (0.01)
Net realized and unrealized gain/(loss) on investments(2) ...          (2.36)
                                                                     -------
Net increase/(decrease) in net assets resulting
   from operations ..........................................          (2.37)
                                                                     -------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .......................................             --
Net realized capital gains ..................................             --
                                                                     -------
Net asset value, end of period ..............................          $7.63
                                                                     =======
Total investment return(3)(5) ...............................         (23.70)%
                                                                     =======
Ratios/Supplemental Data
   Net assets, end of period (000) ..........................        $129.00
   Ratio of expenses to average net
     assets***(1)(4) ........................................           1.80%
   Ratio of net investment income/(loss) to
     average net assets***(1) ...............................          (0.66)%
   Portfolio turnover rate**** ..............................          11.97%

    *   Commencement of operations.
   ** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
  ***   Annualized.
 ****   Not annualized.
  (1)   Reflects waivers and reimbursements.
  (2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
  (3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
  (4) Without the waiver of advisory, 12b-1, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1998 would have been 18.19% for the Investor Class.
  (5)   Redemption fee of 1.00% is not reflected in total return calculation.

INTRODUCTION
--------------------------------------------------------------------------------
     RBB is an open-end management investment company incorporated under the laws of the State of Maryland currently operating or proposing to operate seventeen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Boston Partners Micro Cap Value Fund. RBB was incorporated in Maryland on February 29, 1988.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
     The Fund's investment objective is to provide long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting primarily of equity securities of issuers with market capitalizations that do not exceed $500 million when purchased by the Fund, and identified by the Adviser as equity securities that it believes possess value characteristics.

     The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 35% (under normal conditions) at the time of purchase, in companies with considerably larger market capitalizations.

     The Fund presents greater risks than funds that invest in equity securities of larger companies for the following reasons: Companies in which the Fund primarily invests will include those that have limited product lines, markets, or financial resources, or are dependent upon a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership, and are followed by relatively few securities analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions, the fewer market makers and the wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Composite Stock Price Index.

     The securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

     The Adviser examines various factors in determining the value characteristics of such issuers, including, but not limited to, price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow.

     The Adviser selects securities for the Fund based on a fundamental analysis of industries and companies, earning power and growth and other investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund will not invest 25% or more of its total assets in any one industry.

     The Fund may invest up to 25% of its total assets in securities of foreign issuers, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operating in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Fund may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. ADRs and EDRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs and EDRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR and EDR prices are denominated in U.S. dollars, even though the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such instruments involve risks similar to those of investing directly in foreign securities. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.

     The Fund may invest the remainder of its total assets in derivative securities; debt securities issued by U.S. banks, corporations and other business organizations that are investment grade securities; and debt securities issued by the U.S. Government or government agencies.

     In accordance with the above-mentioned policies, the Fund may also invest in indexed securities, repurchase agreements, reverse repurchase agreements, dollar rolls, financial futures contracts, options on futures contracts and may lend portfolio securities. See "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund may invest in registered investment companies and investment funds in foreign countries subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and as discussed in "Investment Objectives and Policies" in the Statement of Additional Information. If the Fund invests in such investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

     While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser would determine when market conditions warrant temporary defensive measures.

     The Fund's investment objective and the policies described above may be changed by RBB's Board of Directors without the affirmative vote of the holders of a majority of the outstanding Shares representing interests in the Fund.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
     The Fund may not change the following investment limitations without shareholder approval. (A complete list of the investment limitations that cannot be changed without such a vote of the shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:

         1. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

     If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

     The Fund presently has no intention to participate as a purchaser in any initial public offering of securities that may trade at a premium in the secondary market when such a secondary market exists, although it reserves the ability to participate in such offerings in the future.

PORTFOLIO TURNOVER

     The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will not exceed 150% during the current fiscal year. Such a relatively high portfolio turnover will be accompanied by relatively high transactional (i.e., brokerage) costs. It may also result in increased capital gains realized by the Fund and distributed to shareholders.

RISK FACTORS
--------------------------------------------------------------------------------
     As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The net asset value per share of Shares representing an interest in the Fund will fluctuate as the values of its portfolio securities change in response to changing conditions in the equity market. An investment in the Fund is not intended to constitute a balanced investment program. As of the date of this Prospectus, U.S. stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue. Other risk factors are discussed above under "Investment Objectives and Policies" and in the Statement of Additional Information under "Investment Objectives and Policies."

     EUROPEAN CURRENCY UNIFICATION. Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

YEAR 2000
--------------------------------------------------------------------------------
     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could also hurt companies whose securities the Fund holds or securities markets generally. The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

GENERAL

     Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of RBB and the Fund are managed under the direction of RBB's Board of Directors.

INVESTMENT ADVISER

     Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management as of October 31, 1998, in excess of $16.0 billion. The adviser is organized as a Delaware limited partnership whose sole general partner is Boston Partners, Inc., a Delaware corporation.

     Subject to the supervision and direction of RBB's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services to the Fund, the Adviser is paid a monthly advisory fee computed at an annual rate of 1.25% of the Fund's average daily net assets. The Adviser has notified RBB, however, that it intends to limit total Fund operating expenses during the current fiscal year.

PORTFOLIO MANAGEMENT

     The day-to-day portfolio management of the Fund is the responsibility of David M. Dabora and Wayne J. Archambo who are portfolio managers of the Adviser. Prior to taking on day to day responsibilities for the Micro Cap Value Fund, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of the Adviser, an all-cap value institutional product. Before joining the Adviser in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 11 years of investment experience and is a Chartered Financial Analyst. Mr. Archambo oversees the investment activities of the Adviser's $1.5 million of mid-capitalization value equity product, including the $120 million Mid Cap Value Fund and small cap assets worth $1.0 billion. Prior to joining the Adviser in April 1995, Mr. Archambo had been employed by The Boston Company Asset Management, Inc. since 1989 as a senior portfolio manager and a member of that firm's Equity Policy Committee. Mr. Archambo has over 16 years of investment experience and is a Chartered Financial Analyst.

ADMINISTRATOR

     PFPC Inc. ("PFPC") serves as administrator to the Fund and generally assists the Fund in all aspects of its administration and operations, including matters relating to the maintenance of financial records and accounting. For its services, PFPC receives a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

     PFPC Trust Company, an indirect wholly-owned subsidiary of PNC Bank Corp., will succeed PNC Bank, National Association ("PNC Bank") as the Fund's custodian pursuant to an assignment. PNC Bank will continue to provide certain services to PFPC Trust Company. PFPC serves as the Fund's transfer agent and dividend disbursing agent. The principal offices of PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC may enter into shareholder servicing agreements with registered broker-dealers who have entered into dealer agreements with the Distributor ("Authorized Dealers") for the provision of certain shareholder support services to customers of such Authorized Dealers who are shareholders of the Fund. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

DISTRIBUTOR

     Provident Distributors, Inc. ("PDI"), with a principal business address at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, acts as distributor for the Shares pursuant to a distribution agreement (the "Distribution Agreement") with RBB on behalf of the Shares.

EXPENSES

     The expenses of the Fund are deducted from its total income before dividends are paid. Any general expenses of RBB that are not readily identifiable as belonging to a particular investment portfolio of RBB will be allocated among all investment portfolios of RBB based upon the relative net assets of the investment portfolios. The Investor Class of the Fund pays its own distribution fees, and may pay a different share than the Institutional Class of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Investor Class or if it receives different services.

     The Adviser may assume expenses of the Fund from time to time. To the extent any service providers assume expenses of the Fund, such assumption of expenses will have the effect of lowering the Fund's overall expense ratio and increasing its yield to investors.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------
     The Board of Directors of RBB has approved and adopted a Distribution Agreement and Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the

Plan is agreed upon by RBB's Board of Directors and by the Distributor. The Distributor may, in its discretion, from time to time waive voluntarily all or any portion of its distribution fee. The Distributor intends to waive all fees under the Plan during the current fiscal year.

     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or  maintenance of the accounts of Shareholders,  and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund's 12b-1 Plan. The Distributor may delegate some or all of these functions to Service Agents. See "How to Purchase Shares - Purchases Through Intermediaries."

     The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

PURCHASES THROUGH INTERMEDIARIES

     Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

     For administration, subaccounting, transfer agency and/or other services, Boston Partners, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

     The Adviser, the Distributor or either of their affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of Shares, consisting of securities dealers who have sold Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients, employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Boston Partners Funds. Travel, meals and lodging may also be paid in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

         BOSTON PARTNERS MICRO CAP VALUE FUND                 bp
                  (INVESTOR CLASS)                            BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                                              --------------------------------------

ACCOUNT APPLICATION
PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073.

+--------------+  (Please check the appropriate box(es) below.)
| 1            |  |_|       Individual               |_|  Joint Tenant          |_|  Other
| Account      |           ________________________________________________________________________________________________________
| Registration:|           Name                                                 SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER
+--------------+
                           ________________________________________________________________________________________________________
                           NAME OF JOINT OWNER                                       JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #
                           For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

--------------
GIFT TO MINOR:             |_|  UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
--------------
                           ________________________________________________________________________________________________________
                           NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

                           ________________________________________________________________________________________________________
                           NAME OF MINOR (ONLY ONE PERMITTED)

                           ________________________________________________________________________________________________________
                           MINOR'S SOCIAL SECURITY NUMBER AND DATE OF BIRTH

------------------
CORPORATION,
PARTNERSHIP, TRUST
OR OTHER ENTITY:
------------------
                           ________________________________________________________________________________________________________
                           NAME OF CORPORATION, PARTNERSHIP, OR OTHER                                         NAME(S) OF TRUSTEE(S)

                           ________________________________________________________________________________________________________
                           TAXPAYER IDENTIFICATION NUMBER


+--------------+           ________________________________________________________________________________________________________
| 2            |           STREET OR P.O. BOX AND/OR APARTMENT NUMBER
| Mailing      |
| Address:     |           ________________________________________________________________________________________________________
+--------------+           CITY                                                                  STATE            ZIP CODE

                           ________________________________________________________________________________________________________
                           DAY PHONE NUMBER                                                                 EVENING PHONE NUMBER


+--------------+   Minimum initial investment of $2,500.                            Amount of investment $____________
| 3            |
| Investment   |   Make the check payable to Boston Partners Micro Cap Value Fund.
| Information: |
+--------------+   Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

------------
DISTRIBUTION       NOTE:  Dividends and capital gains may be reinvested or paid by check.  If no options are selected
OPTIONS:           below, both dividends and capital gains will be reinvested in additional Fund shares.
------------
                   DIVIDENDS: Pay by check |_| Reinvest |_|   CAPITAL GAINS: Pay by check |_| Reinvest |_|


+--------------+   To use this option, you must initial the appropriate line below.
| 4            |   I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in
| Telephone    |   my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's
| Redemption:  |   current prospectus.
+--------------+


                                                                                       Redeem shares, and send the proceeds to the
                   ____________________________       ________________________________ address of record.
                   individual initial                               joint initial



                   ____________________________       ________________________________ Exchange shares for shares of The Boston
                   individual initial                               joint initial      Partners Large Cap Value Fund, Mid Cap
                                                                                       Value Fund, Bond Fund or Market Neutral Fund.

+--------------+   The Automatic Investment Plan which is available to shareholders of the Fund, makes possible regularly
| 5            |   scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund's Transfer Agent can
| Automatic    |   arrange for an amount of money selected by you to be deducted from your checking account and used to
| Investment   |   purchase shares of the Fund.
| Plan:        |
+--------------+   Please debit $________ from my checking account (named below) on or about the 20th of the month. PLEASE ATTACH AN
                           UNSIGNED, VOIDED CHECK.
                           |_|  Monthly     |_|  Every Alternate Month |_|  Quarterly   |_|  Other

_______________            ________________________________________________________________________________________________________
BANK OF RECORD:            BANK NAME                                                              STREET ADDRESS OR P.O. BOX
_______________
                           ________________________________________________________________________________________________________
                           CITY                                        STATE                                        ZIP CODE

                           ________________________________________________________________________________________________________
                           BANK ABA NUMBER                                                               BANK ACCOUNT NUMBER


+--------------+   The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of
| 6            |   legal age to purchase shares pursuant to this Account Application, and I (we) have received a current
|              |   prospectus for the Fund in which I (we) am (are) investing.
| Signatures:  |   Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following
+--------------+   certification:

                           Under penalties of perjury, I certify that:
                           (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to), and

                           (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                           NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY
                           SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX
                           RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                           OTHER THAN THE CERTIFICATION REQUIRED TO AUDIT BACKUP WITHHOLDING.


                           ________________________________________________________________________________________________________
                           SIGNATURE OF APPLICANT                                                               DATE


                           ________________________________________________________________________________________________________
                           PRINT NAME                                                                     TITLE (IF APPLICABLE)


                           ________________________________________________________________________________________________________
                           SIGNATURE OF JOINT OWNER                                                             DATE


                           ________________________________________________________________________________________________________
                           PRINT NAME                                                                     TITLE (IF APPLICABLE)


                           (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

                           For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.


                           MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:     THE BOSTON PARTNERS MICRO CAP VALUE FUND
                                                                                C/O PFPC INC.
                                                                                P.O. BOX 8852
                                                                                WILMINGTON, DE  19899-8852

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

     Shares representing interests in the Fund are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge. Shares may be purchased initially by completing the application included in this Prospectus and forwarding the application to the Fund's transfer agent, PFPC. Purchases of Shares may be effected by wire to an account to be specified by PFPC or by mailing a check or Federal Reserve Draft, payable to the order of "The Boston Partners Micro Cap Value Fund," c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. The name of the Fund, Boston Partners Micro Cap Value Fund, must also appear on the check or Federal Reserve Draft. Shareholders may not purchase shares of the Boston Partners Micro Cap Value Fund with a check issued by a third party and endorsed over to the Fund. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Fund must be at least $2,500 and subsequent investments must be at least $100. The Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order. As of the date of this Prospectus, the Fund intends to suspend the offering of Shares upon the Fund's attaining $300 million in total assets.

     Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange, Inc. (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     The price paid for Shares purchased initially or acquired through the exercise of an exchange privilege is based on the net asset value next computed after a purchase order is received by the Fund or its agents prior to the close of the NYSE on such day (generally 4:00 p.m. Eastern Time). Orders received by the Fund or its agents after the close of the NYSE are priced at the net asset value next determined on the following Business Day. In those cases where an investor pays for Shares by check, the purchase will be effected at the net asset value next determined after the Fund or its agents receives the order and the completed application.

     Provided that the investment is at least $2,500, An investor may also purchase Shares by having his bank or his broker wire Federal Funds to PFPC. An investor's bank or broker may impose a charge for this service. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of an investor's Federal Funds wire for an initial investment, it is important that an investor follows these steps:

     A. Telephone the Fund's transfer agent, PFPC, toll-free (888) 261-4073, and provide PFPC with your name, address, telephone number, Social Security or Tax Identification Number, the Fund selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. Investors with existing accounts should also notify PFPC prior to wiring funds.

     B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank:

     PNC Bank, N.A. Philadelphia, PA 19103
     ABA NUMBER: 0310-0005-3
     CREDITING ACCOUNT NUMBER: 86-1108-2507
     FROM: (name of investor)
     ACCOUNT NUMBER: (Investor's account number with the Fund)
     FOR PURCHASE OF: Boston Partners Micro Cap Value Fund
     AMOUNT: (amount to be invested)

     C. Fully complete and sign the application and mail it to the address shown thereon. PFPC will not process purchases until it receives a fully completed and signed application.

     For subsequent investments, an investor should follow steps A and B above.

AUTOMATIC INVESTING

     Additional investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. Investors desiring to participate in the automatic Investing Program should call the Fund's transfer agent, PFPC, at (888) 261-4073 to obtain the appropriate forms.

RETIREMENT PLANS

     Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Fund's transfer agent, PFPC, at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

REDEMPTION BY MAIL

     Shareholders may redeem for cash some or all of their Shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Boston Partners Micro Cap Value Fund, c/o PFPC Inc., P.O. Box 8852, Wilmington, Delaware 19899-8852. There is no charge for a redemption, unless the Shareholder has held his or her Shares for less than one year, upon which a fee equal to 1% of the net asset value of the Shares redeemed at the time of redemption will be imposed.

     A request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $10,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed according to the procedures described below under "Exchange Privilege."

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding share certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Fund's transfer agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

SYSTEMATIC WITHDRAWAL PLAN

     If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to PFPC at P.O. Box 8852, Wilmington, Delaware 19899-8852. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price, which is net asset value next determined after the Fund's receipt of a redemption request. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least seven Business Days prior to the end of the month preceding a scheduled payment.

TRANSACTION FEE IMPOSED ON CERTAIN REDEMPTIONS

     The Fund requires the payment of a transaction fee on redemptions of Shares of the Fund held for less than one year equal to 1.00% of the net asset value of such Shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, not to the adviser, distributor or transfer agent. It is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.00% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions.

INVOLUNTARY REDEMPTION

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

     With the exception of redemptions to which the 1.00% transaction fee applies, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents. For redemptions to which the additional transaction fee applies, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by the Fund or its agents, less an amount equal to 1.00% of the net asset value of such shares redeemed that the shareholder has held for less than one year. Payment for Shares redeemed is made by check mailed within seven days after acceptance by the Fund or its agents of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as permitted by the 1940 Act. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days from the purchase date, pending a determination that the check has cleared. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that a portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a portfolio.

EXCHANGE PRIVILEGE

     The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of the Fund for Investor Shares of any other Boston Partners Fund of RBB, subject to the restrictions described under "Exchange Privilege Limitations." Such exchange will be effected at the net asset value of the exchanged Fund and the net asset value of the Fund being acquired next determined after receipt of a request for an exchange by the Fund or its agents. An exchange of Shares will be treated as a sale for federal income tax purposes. See "Taxes." A shareholder wishing to make an exchange may do so by sending a written request to PFPC.

     If the exchanging shareholder does not currently own Investor Shares of the Boston Partners Fund into which he would like to exchange, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted. The exchange privilege may be modified or terminated at any time, or from time to time, by RBB, upon 60 days' written notice to shareholders.

     If an exchange is to a new account in the acquired Fund, the dollar value of Investor Shares acquired must equal or exceed that Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed that Fund's minimum for subsequent investments. If any amount remains in the Fund from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

EXCHANGE PRIVILEGE LIMITATIONS

     The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

     Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including purchases by exchange) that is deemed to be disruptive to efficient portfolio management.

TELEPHONE TRANSACTIONS

     In order to request a telephone exchange or redemption, a shareholder must have completed and returned an account application containing a telephone election. To add a telephone option to an existing account that previously did not provide for this option, a Telephone Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone to request the exchange or redemption by calling (888) 261-4073. Neither RBB, the Fund, the Distributor, the Administrator nor any other Fund agent will be liable for any loss, liability, cost or expense for following RBB's telephone transaction procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     RBB's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match RBB's records; (3) requiring RBB's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) Business Days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

NET ASSET VALUE
--------------------------------------------------------------------------------
     The net asset values for each class of a fund are calculated by adding the value of the proportionate interest of the class in a fund's cash, securities and other assets, deducting actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset value of each class is calculated independently of each other class. The net asset values are calculated as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time on each Business Day.

     Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

     With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value the Fund's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless a shareholder elects otherwise.

     The Fund will declare and pay dividends from net investment income annually and will pay them in the calendar year in which they are declared, generally in December. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

TAXES
--------------------------------------------------------------------------------
     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund, will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     RBB will send written notices to shareholders annually regarding the tax status of distributions made by the Fund. Dividends declared in December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received, although the distribution is, in effect, a return of capital.

     Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.

MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------
     The Fund offers one other class of shares, Institutional Shares, which is offered directly to institutional investors pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Fund will quote performance of the Institutional Shares separately from Investor Shares. Because of different expenses paid by the Investor Shares, the total return on such shares can be expected, at any time, to be different than the total return on Institutional Shares. Information concerning other classes may be obtained by calling the Fund at (888) 261-4073.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 18.326 billion shares are currently classified into 97 different classes of Common Stock. See "Description of Shares" in the Statement of Additional Information."

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO BOSTON PARTNERS MICRO CAP VALUE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO BOSTON PARTNERS MICRO CAP VALUE FUND.

     Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

     RBB currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of Shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional
Information under "Additional Information Concerning Fund Shares" for examples when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

     As of November 16, 1998, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of RBB.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders  will receive  unaudited  semi-annual  reports  describing the
Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC Inc., the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (888) 261-4073.

SHARE CERTIFICATES

     In  the  interest  of  economy  and  convenience,   physical   certificates
representing Shares in the Fund are not normally issued.

FUTURE PERFORMANCE INFORMATION

     From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund's total return may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company
Service, or with the performance of the Russell 2000 Index. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications. All advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

NO  PERSON  HAS  BEEN   AUTHORIZED   TO  GIVE  ANY   INFORMATION   OR  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN RBB'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                              --------------------
                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
FINANCIAL HIGHLIGHTS ...................................................      3
INTRODUCTION ...........................................................      5
INVESTMENT OBJECTIVES AND POLICIES .....................................      5
INVESTMENT LIMITATIONS .................................................      6
RISK FACTORS ...........................................................      7
YEAR 2000 ..............................................................      8
MANAGEMENT .............................................................      8
DISTRIBUTION OF SHARES .................................................      9
HOW TO PURCHASE SHARES .................................................     11
HOW TO REDEEM AND EXCHANGE SHARES. .....................................     12
NET ASSET VALUE. .......................................................     15
DIVIDENDS AND DISTRIBUTIONS. ...........................................     16
TAXES ..................................................................     16
MULTI-CLASS STRUCTURE. .................................................     16
DESCRIPTION OF SHARES. .................................................     17
OTHER INFORMATION. .....................................................     17

INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
Boston, Massachusetts

CUSTODIAN
PFPC Trust Company
Wilmington, Delaware

TRANSFER AGENT AND ADMINISTRATOR
PFPC Inc.
Wilmington, Delaware

DISTRIBUTOR
Provident Distributors, Inc.
West Conshohocken, Pennsylvania

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

[LOGO GRAPHIC OMITTED]